UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-5823

DOMINI INVESTMENT TRUST

(Exact Name of Registrant as Specified in Charter)

180 Maiden Lane, Suite 1302, New York, New York 10038

(Address of Principal Executive Offices)

Amy Domini Thornton

Domini Impact Investments LLC

180 Maiden Lane, Suite 1302

New York, New York 10038

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code: 212-217-1100

Date of Fiscal Year End: July 31

Date of Reporting Period: January 31, 2021

Item 1.	Reports to Stockholders.

(a)	A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 follows.

(b)	Not applicable

Domini

SEMI-ANNUAL REPORT 2021

January 31, 2021 (Unaudited)

Thousands of starfish washed ashore.
A little girl began placing them back in the water
so they wouldn't die.
"Don't bother, dear," her mother said,
"it won't make a difference."

The girl stopped for a moment and
looked at the starfish in her hand.
"It will make a difference to this one."

DOMINI IMPACT EQUITY FUND℠

DOMINI INTERNATIONAL OPPORTUNITIES FUND℠

DOMINI SUSTAINABLE SOLUTIONS FUND℠

DOMINI IMPACT INTERNATIONAL EQUITY FUND℠

DOMINI IMPACT BOND FUND℠

Impact investing is more than a trend. It's our tradition.

For over 25 years, our Impact Investment Standards have defined us. And when we apply these standards to a system that is ideal for delivering goods and services to people, we've found that we can also deliver wellbeing on a global scale.

All that is needed is a mutual fund that cares, a set of standards that endures, an individual who believes, and a community that shares. Because if enough people come together with a care that's mutual in a fund that is too, the power of small becomes the greatness of all.

Learn more at **domini.com/standards**

Domini®
Investing for Good®

TABLE OF CONTENTS

2	Letter to Shareholders

4	Strength in Numbers

Fund Performance and Holdings

12	Domini Impact Equity Fund

22	Domini International Opportunities Fund

34	Domini Sustainable Solutions Fund

39	Domini Impact International Equity Fund

50	Domini Impact Bond Fund

70	Expense Example

Financial Statements

73	Domini Impact Equity Fund

74	Domini International Opportunities Fund

75	Domini Sustainable Solutions Fund

76	Domini Impact International Equity Fund

114	Domini Impact Bond Fund

Approval of Amended and Restated Management Agreement and Submanagement Agreement

135	Domini International Opportunities Fund

144	Proxy Voting Information

144	Quarterly Portfolio Schedule Information

INVESTING FOR GOOD®

LETTER TO SHAREHOLDERS

Dear Fellow Shareholder,

The six months ending January 31, 2021 were tumultuous ones for our personal and community lives while being as smooth as could be for investors. We were once again reminded that the stock market does not render an accounting of the health of the economy but of certain companies. The six month period ending January 31, 2021 saw the Standard & Poor’s 500 index rise by a stunning 14%. It also saw unemployment figures at levels not seen since the 1930s.

During this time, American citizens struggled with yet another reckoning over racial justice. Marches in our cities motivated many to finally look to government for positive social change. The events around the Presidential election were beyond anything most Americans could have imagined even a decade ago. COVID-19 continued to rip apart families, businesses, and our health care system. Then when a vaccine was made available, the federal government largely stepped aside, leaving the financially depleted and exhausted local governments and agencies to figure out the logistics of actually inoculating enough people to halt the virus before it mutates into something much worse.

Paradoxically, stocks and bonds rose. Stocks returned astonishing results. Of special interest to responsible investors was the dynamic improvement in the opinion of companies that offer solutions to hardships. The backdrop described above caused an urgent need for these solutions. Responsible investors had been intrigued by the concept of distance learning bringing courses from top universities to students in remote locations, but the pandemic made the product urgently needed. We had admired the capacity to offer a kinder, more family-friendly work environment with flexibility of location, but the immediate necessity to work from home caused those companies with such technology to flourish. We had long felt that much of health care could be done more efficiently for the consumer, but not until the pandemic did the market appreciate the need. In short, we witnessed a period during which responsible investors were rewarded for the foresight they had by applying the good-for-people-and-the-planet lens to stock selection.

Another trend we have seen accelerating is the creation, nurturing, and bringing to public markets of a number of companies which were explicitly created to do good. The new generation of entrepreneurs seeking solutions to global climate issues or to providing dignity to people has hit full stride. It is an exciting trend and one that could offer a real contribution to our shared desire for a pleasant future.

INVESTING FOR GOOD®

It is never easy to look back over a six month period and in brief form, summarize the moment. The phrase, “at the crossroads,” comes to mind. The planet stood, perhaps still stands, at the crossroads of choosing democratic institutions for governance, of choosing to limit our lifestyles to save ourselves from climate disaster, to finalize — or not — the definition of humankind as encompassing all human beings, regardless of ethnicity or other potential differentiators. At Domini Impact Investments, we strive to give you, our investors, an opportunity to be part of the solution as we seek the universal human dignity and ecological sustainability necessary for the next seven generations.

Thank you for your continued support and interest in investing with impact.

Carole Laible CEO	Amy Domini Founder and Chair

INVESTING FOR GOOD®

STRENGTH IN NUMBERS

Sometimes, the path to impact investing starts small. With a cigarette, for example. As you bear the pain of a lost loved one, you wonder: is my money invested in tobacco companies?

The list may grow.

Weapons. Even if you never buy one personally, are your dollars helping to produce thousands?

Pesticides. Your lawn may not use them to grow, but does your money?

Gambling. You may only bet on a game once a year. But is your money feeding addictions that are causing high levels of debt among others?

The list goes on.

Fossil fuels.

Nuclear power.

For profit-prisons.

The issue becomes not our lack of dislikes — that list grows ever longer — but how we channel our dollars and our dislikes into things we do like; things we can feel good about.

Can you do good by buying stocks? Amy Domini’s answer is yes. In a piece that originally appeared in Kamp Solutions last summer, she calls financial asset management “a vast network of individuals, wired together, responsive immediately to new developments, continuously pricing in the risks and rewards implied by an action taken by a company.”

When used properly, she writes, a system that is ideal for delivering goods and services to people is also perfect for delivering wellbeing on a global scale. All that is needed is an investment adviser that cares, a set of standards that endures, an individual who believes, and a community that builds. Because if enough people come together with a care that’s mutual, the power of small becomes the greatness of all.

INVESTING FOR GOOD®

Think of it as the “better effect.” When investors choose to invest only in companies that consider the environment and society, the definition of ‘better’ crystalizes. Securities markets of the world can begin to revalue the better-behaving companies, thereby delivering an incentive to corporate management for better behavior — and that kind of better is in all of our best interests.

This evolution of better has been part of Domini’s mission from the beginning. To achieve it, we start with standards; we always have. As a small, independent company, our standards loom large and our deep belief in universal human dignity and ecological sustainability, even larger. We seek investments that promote long-term environmental sustainability as well as universal values of fairness, equality, justice, and respect for human rights.

Our Impact Investment Standards

Universal human dignity and ecological sustainability are the goal.

Standards are the path we take to achieve it.

First, we evaluate companies to see if their core business model is aligned with our twin goals. Sometimes our assessment is straightforward because our exclusionary screens lead us to eliminate certain industries all together. Sorry, big tobacco. Hello, renewable energy. But usually, like the world, it’s complicated.

So next, we look at the company’s relations with its key stakeholders. This includes ecosystems; local, national, and global communities; customers; employees; suppliers; investors.

Our Impact Investment Standards focus on key themes that we believe best capture the strength of a corporation’s relations with each of these stakeholders.

Exclusionary Screens

Determining which lines of business are fundamentally misaligned with our goals of universal human dignity and ecological sustainability make some investment decisions easy. Divestment from these industries has allowed us to further debate of some of the most important and difficult issues of our time, such as climate change. The following exclusionary screens are applied consistently across all our Funds:

INVESTING FOR GOOD®

Weapons & Firearms

We have a longstanding policy to avoid investment in manufacturers of weapons, including military weapons and civilian firearms, which can be used to cause incalculable harm. We believe it is irresponsible to combine weapons manufacturing with the pressure to maximize profits.

Nuclear Power

We exclude companies involved in nuclear weapons production, as well as owners of nuclear power plants. We believe nuclear power technology presents significant risks to human health and safety, as well as the environment. We also have an exclusion on uranium mining.

Fossil Fuels

We exclude companies in the energy sector involved in oil and natural gas exploration and production, coal mining, oil and gas storage, transportation, refining, marketing, and related services due to the urgent need to accelerate the low-carbon transition and address the environmental, social and financial risks of climate change. We also seek to avoid electric utilities with a majority of installed capacity from coal and exclude any utility that has announced or begun construction on new coal plants following the Paris Agreement.

For Profit-Prisons

We exclude for-profit prisons and immigration detention centers due to the significant civil and human rights concerns that occur as a result of their business models, particularly for marginalized communities. The for-profit prison model incentivizes imprisoning the greatest number of people for the longest duration at the lowest cost to increase growth and profits.

Tobacco, Alcohol & Gambling

We have never invested in companies that are significant manufacturers of tobacco products, alcoholic beverages, or significant providers of gambling goods and services. For these companies, effective marketing often means exploiting customers’ addictions to their products or lack of awareness of potential risks.

In addition to these industry exclusions, we have generally avoided major producers of synthetic pesticides and agricultural chemicals due to environmental concerns related to this business.

INVESTING FOR GOOD®

Our standards versus the S&P 500

The average investor may not know it, but the S&P 500 Index may include companies they don’t want to own, such as a weapons manufacturer. Here, we show what percentage of the S&P 500 we consider eligible for investment.

S&P 500 Index1

NOTE: The above information is as of December 31, 2020. Eligibility decisions are subject to change.

Small carbon footprint, big impact

As supporters of a greener future, we’re proud to report that the Domini Impact Equity Fund’s portfolio as of December 31, 2020 was 55% less carbon intensive than its benchmark.

TCFD Carbon Intensity2

Our standards lead us to be underweight to more carbon-intensive sectors like Utilities and Energy. These numbers don’t happen by chance; we have developed proprietary key performance indicators (KPIs) to help guide our social and environmental research for all asset classes and sub-industries covered by our Funds. We revise these often to ensure we remain focused on the most relevant and meaningful information.

INVESTING FOR GOOD®

For materials companies, for instance, we recently expanded our assessment of greenhouse gas emissions reduction targets to include time-bound transition plans, including reporting aligned with the recommendations of the Taskforce for Climate-related Financial Disclosures (TCFD).

When standards lead, inspiring outcomes follow

Perhaps the best way to understand our investment standards is to look at some of the companies we’re invested in and how these investments support our goals of universal human dignity and ecological sustainability. Here are some recent highlights and insights.

Domini Impact Equity Fund Investment Highlight: Sunrun

Sunrun is the leading residential solar installer in the U.S., with a demonstrated commitment to expanding access to affordable, clean energy. The company designs, installs, finances, insures, monitors and maintains rooftop solar systems, with little to no upfront cost to homeowners and predictable pricing for 20 years, often providing significant savings over the cost of traditional energy. Sunrun’s intelligent Brightbox battery storage solution helps customers maximize savings by optimizing generation and storage and reducing reliance on electric utilities during times of peak demand. As of 2019, Sunrun estimates that its solar systems have prevented 5.2 million metric tons of greenhouse gas emissions, produced over 7 billion kilowatt-hours of clean energy, and saved customers more than $300 million on electricity bills. Through a long-running partnership with GRID Alternatives, Sunrun has also helped provide access to solar power for thousands of low-income families in underserved communities across the country.

Domini Impact Equity Fund Investment Highlight: Salesforce.com

Salesforce.com Inc. engages in the design and development of cloud-based enterprise software for customer relationship management. The company’s internal diversity and inclusion programs are particularly strong, both in disclosure but also in action. The company discloses diversity data by gender, ethnicity, and by positions within the company (tech, non-tech, and leadership) and conducts equal pay audits annually to address unexplained difference in pay based on gender, race and ethnicity. In 2019, the company adjusted pay for 5% of employees globally to assure pay equity among its employees. The company also has strong gender and racial diversity in its executive team and board of directors, with over 30% representation on each.

INVESTING FOR GOOD®

Domini Impact Bond Fund Investment Highlight: MacArthur Foundation

MacArthur Foundation is a not-for-profit organization headquartered in Chicago, Illinois that provides grants to address some of society’s most pressing challenges with the aim of building a more “just, verdant, and peaceful world.” Throughout its history, the Foundation has awarded more than $7.3 billion to nearly 10,000 organizations and individuals in 117 countries. The Domini Impact Bond Fund is invested in a social bond issued by the Foundation, which will be used to fund organizations and further initiatives that seek to address the economic and social challenges resulting from the COVID-19 pandemic, particularly among communities of color and the nonprofit sector more broadly, as well as to address the systemic issues exposed by the pandemic and the protests in response to police use of violence against persons of color, especially African Americans.

Domini Sustainable Solutions Fund

Our standards, applied to all our Funds, ensure we meet our goals of human dignity and environmental sustainability. On April 1, 2020 (yes, right in the middle of the pandemic), we introduced the Domini Sustainable Solutions Fund. This Fund offers high-conviction exposure to solution-oriented companies around the world helping to address the following sustainability themes:

We anticipated the need for a product that focuses solely on sustainability solutions. Think access to health care, access to food that’s clean and wholesome for the planet, and access to transportation that doesn’t rely on petroleum. For example, Tesla, which is our top portfolio holding in this Fund.

Top Ten Portfolio Holdings (%)3

Tesla Inc	5.6	Ameresco Inc Class A	3.9

Enphase Energy Inc	5.5	Atlassion Corp PLC	3.9

Square Inc (Class A)	4.2	First Solar Inc	3.7

Cree Inc	4.1	BlackLine Inc	3.6

Autodesk Inc	4.1	Vestas Wind Systems A/S	3.6

		Total	42.3

INVESTING FOR GOOD®

Small. It’s the new big.

Our standards have allowed us to lead impact investing before impact investing led. When you uphold standards for over 25 years, impact investing becomes more than a trend; it becomes a tradition. One that knows that the secret to making an impact is small. It’s one individual, believing. It’s one community, sharing. It’s one organization, listening. It’s one founder, creating. It’s one Fund, caring. And it’s all of us, coming together with a care that’s mutual in Funds that are too, ready to tell the big financial world, welcome to Domini, where the power of small is the greatness of all.

Thank you for being an important part of our community.

Sign up for Domini news and impact updates at domini.com/subscribe

1 S&P 500 Index weights. Numbers may not add up to totals due to rounding.

2 “TCFD carbon intensity calculations were made using Bloomberg’s Portfolio Carbon Footprint Tool. Carbon intensity is measured as tonnes of carbon dioxide equivalent emitted per USD millions in sales. The figures provided are the weighted averages of each company’s carbon intensity by its allocation in the portfolio or index. The carbon data used is Scope 1 and 2 (as available) for fiscal year 2019, the most recent year for which data was widely available. Where companies do not report Scope 1 and 2 emissions, they are estimated using the median of reported figures within the same industry group. For the calculations provided, such estimates were used for 35% of the Fund’s portfolio and 30% of the index.”

3 Fund Portfolio weights are as of December 31, 2020 and exclude cash and cash equivalents. Numbers may not add up to totals due to rounding.

The holdings discussed above can be found in the portfolio of the Domini Impact Equity Fund, Domini International Opportunities Fund, Domini Sustainable Solutions Fund, Domini Impact International Equity Fund and Domini Impact Bond Fund, included herein. The composition of each portfolio is subject to change.

An investment in the Domini Funds is not a bank deposit, not insured and is subject to certain risks including those described below. You may lose money. Investment return, principal value, and yield will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. See the prospectus for more information on risks.

The Domini Impact Equity Fund is subject to impact investing, portfolio management, information, market, recent events, and mid- to large-cap companies risks. The Domini International Opportunities Fund is subject to foreign investing, geographic focus, country, currency, impact investing and recent events risks. The Domini Sustainable Solutions Fund is subject to sustainable investing, portfolio management, information, market, recent events, and mid- to large-cap companies and small-cap companies risks. The Domini Impact International Equity Fund is subject to foreign investing and emerging markets, geographic focus, country, currency, impact investing and recent events risks. Investing internationally involves special risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity. These risks may be heightened in connection with investments in emerging market countries. The Domini Impact Bond Fund is subject to impact investing, portfolio management, style risk, information, market, recent events, interest rate and credit risks.

This report is not authorized for distribution to prospective investors of the Domini Funds referenced herein unless preceded or accompanied by a current prospectus for the relevant Fund. Nothing herein is to be considered a recommendation concerning the merits of any noted company, or an offer of sale or solicitation of an offer to buy shares of any Fund or company referenced herein. Such offering is only made by prospectus, which includes details as to the offering price and other material information. Carefully consider

INVESTING FOR GOOD®

the Funds’ investment objectives, risk factors and charges and expenses before investing. This and other information can be found in the Funds’ prospectus, which may be obtained by calling 1-800-582-6757 or at domini.com. Domini Impact Investments LLC is each Fund’s investment manager. The Funds are subadvised by unaffiliated entities. Shares of the Domini Funds are offered for sale only in the United States DSIL Investment Services LLC, Distributor, Member FINRA. 3/21

DOMINI IMPACT EQUITY FUND

Fund Performance and Holdings

The table and bar charts below provide information as of January 31, 2021, about the ten largest holdings of the Domini Impact Equity Fund and its portfolio holdings by industry sector:

TEN LARGEST HOLDINGS (Unaudited)

SECURITY DESCRIPTION	% NET ASSETS	SECURITY DESCRIPTION	% NET ASSETS

Apple Inc	8.3%	Procter + Gamble Co/The	1.3%

Microsoft Corp	7.2%	NVIDIA Corp	1.3%

Amazon.com Inc	5.7%	Walt Disney Co/The	1.3%

Alphabet Inc Class A	4.6%	Home Depot Inc/The	1.2%

Tesla Inc	2.5%	Mastercard Inc Class A	1.2%

PORTFOLIO HOLDINGS BY INDUSTRY SECTOR (% OF NET ASSETS) (Unaudited)

The holdings mentioned above are described in the Domini Impact Equity Fund’s Portfolio of Investments (as of 1/31/21), included herein. The composition of the Fund’s portfolio is subject to change.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Domini Impact Investments. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification nor shall any such party have any liability therefrom.

AVERAGE ANNUAL TOTAL RETURNS (Unaudited)

		Investor shares	Class A shares (with 4.75% maximum Sales Charge)	Class A shares (without Sales Charge)	Institutional shares	Class Y shares	S&P 500

As of 1/31/21	1 Year	29.00%	22.87%	28.99%	29.45%	29.34%	17.25%

	5 Year	16.55%	15.40%	16.53%	16.97%	16.90%	16.16%

	10 Year	12.04%	11.50%	12.05%	12.46%	12.38%	13.50%

NOTE: The Fund’s current investment strategy commenced on December 1, 2018 with SSGA Funds Management, Inc as its subadviser. Performance information for periods prior to December 1, 2018 reflects the investment strategies employed during those periods.

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. The returns reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-582-6757 or visit domini.com for performance information current to the most recent month-end, which may be lower or higher than the performance data quoted. A 2.00% redemption fee applies on sales or exchanges of shares made less than 30 days after the settlement of purchase or acquisition through exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the prospectus for further information.

Per the prospectus dated November 30, 2020, the Fund’s annual operating expenses totaled 1.09% and 0.74% (gross and net) and 1.47%/1.09% and 0.94%/0.80% (gross/net) for Investor, Institutional, Class A, and Class Y shares, respectively. The Fund’s Adviser has contractually agreed to waive certain fees and/or reimburse certain ordinary operating expenses in order to limit Investor shares, Class A, Institutional, and Class Y share expenses to 1.09%, 1.09%, 0.74%, and 0.80%, respectively. These expense limitations are in effect through November 30, 2021. There can be no assurance that the Adviser will extend the expense limitations beyond such time. While in effect, the arrangement may be terminated for a class only by agreement of the Adviser and the Fund’s Board of Trustees.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Fund is based on the Fund’s net asset values and assumes all dividend and capital gains were reinvested.

An investment in the Domini Impact Equity Fund is not a bank deposit and is not insured. The Fund is subject to certain risks, including impact investing, portfolio management, information, market, recent events, and mid- to large-cap companies risks. You may lose money.

The Standard & Poor’s 500 Index (S&P 500) is an unmanaged index of common stocks. Investors cannot invest directly in the S&P 500.

DOMINI IMPACT EQUITY FUND

PORTFOLIO OF INVESTMENTS

January 31, 2021 (Unaudited)

SECURITY	SHARES	VALUE
Common Stocks – 99.8%
Communication Services – 10.8%
Alphabet, Inc., Class A (a)	24,450	$44,678,952
AT&T, Inc.	303,685	8,694,502
Charter Communications, Inc., Class A (a)	5,558	3,376,819
Comcast Corp., Class A	188,221	9,330,115
Electronic Arts, Inc.	12,018	1,720,978
Lumen Technologies, Inc.	46,100	570,718
Netflix, Inc. (a)	17,438	9,283,817
New York Times Co. (The), Class A	49,199	2,439,778
Omnicom Group, Inc.	8,700	542,706
Take-Two Interactive Software, Inc. (a)	4,581	918,261
TELUS Corp.	52,794	1,089,140
Verizon Communications, Inc.	172,495	9,444,101
Walt Disney Co. (The) (a)	74,993	12,611,573

		104,701,460

Consumer Discretionary – 13.9%
Advance Auto Parts, Inc.	2,657	396,265
Amazon.com, Inc. (a)	17,319	55,528,178
Aptiv PLC	10,800	1,442,880
Best Buy Co., Inc.	9,449	1,028,240
BorgWarner, Inc.	9,900	415,701
Bright Horizons Family Solutions, Inc. (a)	2,400	364,728
Chegg, Inc. (a)	59,156	5,635,201
Chipotle Mexican Grill, Inc. (a)	1,117	1,653,160
Cie Generale des Etablissements Michelin SCA ADR	33,350	919,459
eBay, Inc.	27,100	1,531,421
Fast Retailing Co., Ltd. ADR	22,253	1,924,217
Gap, Inc. (The) (a)	12,345	249,986
Garmin, Ltd.	6,246	717,416
Home Depot, Inc. (The)	43,451	11,767,400
Kohl’s Corp.	6,912	304,543
Lowe’s Cos., Inc.	30,141	5,029,026
NIKE, Inc., Class B	50,749	6,779,559
NVR, Inc. (a)	140	622,507
Sony Corp. ADR	49,055	4,695,054
Starbucks Corp.	48,967	4,740,495
Target Corp.	20,651	3,741,342
Tesla, Inc. (a)	31,185	24,746,233
Ulta Beauty, Inc. (a)	2,198	614,912
Williams-Sonoma, Inc.	3,200	412,544

		135,260,467

Consumer Staples – 6.0%
Beyond Meat, Inc. (a)	25,405	4,524,122
Campbell Soup Co.	7,991	384,447
Church & Dwight Co., Inc.	10,112	853,756
Clorox Co. (The)	5,200	1,089,192

DOMINI IMPACT EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

January 31, 2021 (Unaudited)

SECURITY	SHARES	VALUE

Consumer Staples (Continued)
Colgate-Palmolive Co.	35,225	$2,747,550
Costco Wholesale Corp.	18,303	6,450,526
Estee Lauder Cos., Inc. (The), Class A	8,177	1,935,087
General Mills, Inc.	25,199	1,464,062
JM Smucker Co. (The)	4,446	517,559
Kimberly-Clark Corp.	13,918	1,838,568
Kraft Heinz Co. (The)	25,523	855,276
Kroger Co. (The)	30,511	1,052,629
Lamb Weston Holdings, Inc.	5,800	433,260
McCormick & Co., Inc.	10,500	940,170
Mondelez International, Inc., Class A	57,947	3,212,582
Orkla ASA ADR	29,600	288,304
PepsiCo, Inc.	56,631	7,734,096
Procter & Gamble Co. (The)	100,925	12,939,594
Sysco Corp.	20,003	1,430,415
Unilever PLC ADR	103,585	6,043,149
Walgreens Boots Alliance, Inc.	29,548	1,484,787

		58,219,131

Energy – 0.1%
Legrand SA ADR	52,900	973,889

		973,889

Financials – 9.1%
Aflac, Inc.	26,715	1,206,984
AGNC Investment Corp.	22,200	346,320
American Express Co.	24,848	2,888,828
Annaly Capital Management, Inc.	57,600	467,712
Bank of America Corp.	312,354	9,261,296
Bank of Montreal	26,831	1,993,812
Bank of New York Mellon Corp. (The)	33,200	1,322,356
Bank of Nova Scotia (The)	49,966	2,662,688
BlackRock, Inc.	5,734	4,021,025
Capital One Financial Corp.	18,318	1,909,835
Cboe Global Markets, Inc.	4,500	412,785
Charles Schwab Corp. (The)	61,278	3,158,268
Chubb, Ltd.	16,187	2,357,960
Cincinnati Financial Corp.	6,311	530,692
Citigroup, Inc.	85,308	4,947,011
CME Group, Inc.	14,298	2,598,519
Comerica, Inc.	5,954	340,569
Discover Financial Services	12,200	1,019,188
DNB ASA ADR (a)	35,948	698,649
East West Bancorp, Inc.	6,000	359,640
Equitable Holdings, Inc.	18,600	460,908
Everest Re Group, Ltd.	1,700	358,836
FactSet Research Systems, Inc.	1,500	453,510
Fifth Third Bancorp	29,156	843,483
First Republic Bank	7,000	1,014,930

DOMINI IMPACT EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

January 31, 2021 (Unaudited)

SECURITY	SHARES	VALUE

Financials (Continued)
Franklin Resources, Inc.	11,200	$294,448
Hartford Financial Services Group, Inc. (The)	14,693	705,558
Huntington Bancshares, Inc.	40,800	539,580
Intercontinental Exchange, Inc.	22,695	2,504,393
Invesco, Ltd.	16,303	335,679
KeyCorp	39,200	660,912
London Stock Exchange Group PLC ADR	56,400	1,710,048
MarketAxess Holdings, Inc.	1,500	811,140
Marsh & McLennan Cos., Inc.	20,530	2,256,452
Moody’s Corp.	6,614	1,761,044
Morgan Stanley	58,459	3,919,676
MSCI, Inc.	3,205	1,266,936
Nasdaq, Inc.	6,000	811,620
Northern Trust Corp.	8,200	731,358
PNC Financial Services Group, Inc. (The)	16,949	2,432,520
Principal Financial Group, Inc.	11,100	546,897
Progressive Corp. (The)	24,058	2,097,617
Prudential Financial, Inc.	16,461	1,288,567
Raymond James Financial, Inc.	5,000	499,650
Regions Financial Corp.	38,628	657,062
Reinsurance Group of America, Inc.	2,600	273,130
S&P Global, Inc.	9,998	3,169,366
SEI Investments Co.	5,200	274,820
Swiss Re AG ADR	43,893	974,864
T Rowe Price Group, Inc.	9,211	1,441,337
Toronto-Dominion Bank (The)	74,617	4,222,576
Travelers Cos., Inc. (The)	10,516	1,433,331
Truist Financial Corp.	54,702	2,624,602
US Bancorp	55,716	2,387,431
Voya Financial, Inc.	5,000	277,300
Zions Bancorp NA	7,099	313,350

		88,859,068

Health Care – 14.1%
AbbVie, Inc.	70,352	7,209,673
ABIOMED, Inc. (a)	1,800	626,850
Agilent Technologies, Inc.	12,500	1,502,125
Alcon, Inc. (a)	20,362	1,460,159
Alexion Pharmaceuticals, Inc. (a)	8,781	1,346,391
Align Technology, Inc. (a)	2,900	1,523,602
Alnylam Pharmaceuticals, Inc. (a)	4,800	722,304
Amgen, Inc.	23,819	5,750,621
Becton Dickinson and Co.	11,751	3,076,294
Biogen, Inc. (a)	6,267	1,771,117
BioMarin Pharmaceutical, Inc. (a)	7,300	604,294
Bio-Rad Laboratories, Inc., Class A (a)	900	516,393
Bio-Techne Corp.	1,600	519,856
Bristol-Myers Squibb Co.	91,801	5,639,335
Bruker Corp.	4,600	266,294

DOMINI IMPACT EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

January 31, 2021 (Unaudited)

SECURITY	SHARES	VALUE

Health Care (Continued)
Cerner Corp.	12,223	$979,185
Cooper Cos., Inc. (The)	1,900	691,676
Danaher Corp.	25,915	6,163,624
DENTSPLY SIRONA, Inc.	9,416	503,662
DexCom, Inc. (a)	13,507	5,063,099
Edwards Lifesciences Corp. (a)	25,072	2,070,446
Exact Sciences Corp. (a)	6,200	850,392
Gilead Sciences, Inc.	51,846	3,401,098
GlaxoSmithKline PLC ADR	101,525	3,781,806
Guardant Health, Inc. (a)	3,300	513,150
Haemonetics Corp. (a)	2,051	234,409
Henry Schein, Inc. (a)	5,700	375,345
Hill-Rom Holdings, Inc.	2,800	268,912
Hologic, Inc. (a)	67,015	5,343,106
IDEXX Laboratories, Inc. (a)	3,419	1,636,607
Illumina, Inc. (a)	5,849	2,494,248
Incyte Corp. (a)	7,700	691,075
Insulet Corp. (a)	2,700	721,386
Ionis Pharmaceuticals, Inc. (a)	5,300	318,371
Koninklijke Philips NV (a)	36,176	1,963,995
Masimo Corp. (a)	2,100	537,432
Merck & Co., Inc.	104,435	8,048,805
Mettler-Toledo International, Inc. (a)	990	1,156,419
Moderna, Inc. (a)	13,500	2,337,660
Novo Nordisk A/S ADR	66,278	4,612,949
OraSure Technologies, Inc. (a)	307,400	4,681,702
PerkinElmer, Inc.	4,700	691,229
Pfizer, Inc.	233,470	8,381,573
Quest Diagnostics, Inc.	5,715	738,092
Regeneron Pharmaceuticals, Inc. (a)	4,142	2,086,905
ResMed, Inc.	5,846	1,178,378
Sanofi ADR	87,816	4,145,793
Seagen, Inc. (a)	30,645	5,034,054
STERIS PLC	3,600	673,596
Stryker Corp.	13,528	2,989,823
Teladoc Health, Inc. (a)	18,598	4,906,710
Teleflex, Inc.	1,900	717,497
Thermo Fisher Scientific, Inc.	16,588	8,454,904
United Therapeutics Corp. (a)	1,800	294,876
Varian Medical Systems, Inc. (a)	3,900	684,723
Veeva Systems, Inc., Class A (a)	5,406	1,494,435
Vertex Pharmaceuticals, Inc. (a)	10,343	2,369,374
Waters Corp. (a)	2,563	678,349

		137,496,178

Industrials – 7.5%
Alaska Air Group, Inc.	5,100	249,033
Allegion PLC	3,900	417,339
Ameresco, Inc., Class A (a)	121,931	6,839,110

DOMINI IMPACT EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

January 31, 2021 (Unaudited)

SECURITY	SHARES	VALUE

Industrials (Continued)
AO Smith Corp.	5,800	$314,940
Assa Abloy AB ADR	78,242	965,506
Brambles, Ltd. ADR	30,300	490,557
Carlisle Cos., Inc.	2,100	304,353
CH Robinson Worldwide, Inc.	5,400	462,024
Cintas Corp.	3,600	1,145,232
Copart, Inc. (a)	8,800	965,800
CoStar Group, Inc. (a)	1,571	1,413,444
Cummins, Inc.	6,041	1,416,131
Dai Nippon Printing Co., Ltd. ADR	18,200	157,976
Deere & Co.	11,445	3,305,316
Deutsche Post AG ADR	38,237	1,893,114
Donaldson Co., Inc.	5,200	309,088
Emerson Electric Co.	24,826	1,969,943
Expeditors International of Washington, Inc.	6,600	590,832
Fastenal Co.	23,358	1,064,891
Fortune Brands Home & Security, Inc.	5,400	465,750
Graco, Inc.	6,900	475,686
Hubbell, Inc.	2,200	342,320
IAA, Inc. (a)	5,500	314,270
IDEX Corp.	3,200	595,808
IHS Markit, Ltd.	14,994	1,305,678
Illinois Tool Works, Inc.	11,752	2,282,356
Ingersoll Rand, Inc. (a)	15,169	634,671
JB Hunt Transport Services, Inc.	3,400	457,844
JetBlue Airways Corp. (a)	13,988	200,588
Johnson Controls International PLC	29,736	1,481,448
KAR Auction Services, Inc.	5,500	101,530
Lennox International, Inc.	1,400	385,686
Makita Corp. ADR	9,800	491,078
Masco Corp.	10,700	581,117
Middleby Corp. (The) (a)	2,400	325,728
MSC Industrial Direct Co., Inc., Class A	1,600	124,112
Nidec Corp. ADR	81,156	2,713,045
Nielsen Holdings PLC	15,500	346,115
Nordson Corp.	2,100	375,879
Old Dominion Freight Line, Inc.	4,400	853,600
Owens Corning	4,533	351,761
PACCAR, Inc.	14,200	1,295,324
Pentair PLC	6,600	359,436
Robert Half International, Inc.	4,751	320,693
Rockwell Automation, Inc.	4,772	1,185,985
Roper Technologies, Inc.	4,257	1,672,618
Schneider Electric SE ADR	109,400	3,215,266
Sensata Technologies Holding PLC (a)	6,100	332,450
Siemens AG ADR	65,136	5,038,270
Simpson Manufacturing Co., Inc.	1,600	147,200
SKF AB ADR	18,000	492,840
Snap-on, Inc.	2,300	413,977

DOMINI IMPACT EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

January 31, 2021 (Unaudited)

SECURITY	SHARES	VALUE

Industrials (Continued)
Stanley Black & Decker, Inc.	6,354	$1,102,355
Sunrun, Inc. (a)	84,768	5,871,879
Thomson Reuters Corp.	6,700	546,385
Toro Co. (The)	4,500	424,125
Trane Technologies PLC	9,707	1,391,498
Trex Co., Inc. (a)	4,600	422,142
United Parcel Service, Inc., Class B	28,393	4,400,915
United Rentals, Inc. (a)	3,100	753,331
Vestas Wind Systems A/S ADR	23,300	1,675,270
Watsco, Inc.	1,300	310,037
Westinghouse Air Brake Technologies Corp.	7,591	563,328
WW Grainger, Inc.	1,870	681,409
Xylem, Inc.	7,300	705,107

		72,802,539

Information Technology – 33.2%
Adobe, Inc. (a)	19,261	8,836,369
Advanced Micro Devices, Inc. (a)	49,550	4,243,462
Apple, Inc.	615,196	81,181,264
Applied Materials, Inc.	38,002	3,674,033
Atlassian Corp. PLC, Class A (a)	21,852	5,050,653
Autodesk, Inc. (a)	16,878	4,682,464
Automatic Data Processing, Inc.	16,368	2,702,684
Blackline, Inc. (a)	41,710	5,406,450
Broadcom, Inc.	16,013	7,213,856
Cadence Design Systems, Inc. (a)	10,884	1,419,165
Cisco Systems, Inc.	160,991	7,176,979
Cree, Inc. (a)	37,462	3,786,659
DocuSign, Inc. (a)	7,000	1,630,230
Enphase Energy, Inc. (a)	55,714	10,159,448
First Solar, Inc. (a)	84,240	8,352,396
Intel Corp.	169,579	9,413,330
International Business Machines Corp.	36,866	4,391,109
Intuit, Inc.	10,022	3,620,247
KLA Corp.	6,410	1,795,249
Lam Research Corp.	6,100	2,952,095
Mastercard, Inc., Class A	35,652	11,276,371
Microsoft Corp.	300,661	69,741,326
NetApp, Inc.	9,008	598,491
NVIDIA Corp.	24,577	12,769,963
Paychex, Inc.	13,231	1,155,331
Paycom Software, Inc. (a)	1,900	721,506
PayPal Holdings, Inc. (a)	45,500	10,661,105
salesforce.com, Inc. (a)	35,434	7,992,493
Square, Inc., Class A (a)	35,836	7,739,143
STMicroelectronics NV, Class Y	122,934	4,911,213
Synopsys, Inc. (a)	6,043	1,543,684
Texas Instruments, Inc.	37,652	6,238,560
Universal Display Corp.	22,822	5,267,774

DOMINI IMPACT EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

January 31, 2021 (Unaudited)

SECURITY	SHARES	VALUE

Information Technology (Continued)
VMware, Inc., Class A (a)	3,275	$451,459
WEX, Inc. (a)	1,916	361,358
Zoom Video Communications, Inc., Class A (a)	9,129	3,396,627

		322,514,546

Materials – 1.9%
Air Products and Chemicals, Inc.	9,159	2,443,255
AptarGroup, Inc.	2,500	332,425
Avery Dennison Corp.	3,500	528,045
Ecolab, Inc.	10,548	2,157,171
International Paper Co.	15,800	794,898
Linde PLC	21,230	5,209,842
Novozymes A/S ADR	8,100	488,268
Nucor Corp.	12,092	589,243
PPG Industries, Inc.	9,842	1,325,816
Sherwin-Williams Co. (The)	3,364	2,327,215
Sonoco Products Co.	3,900	225,849
Steel Dynamics, Inc.	7,800	267,306
Vulcan Materials Co.	5,444	811,918
Westrock Co.	10,985	455,109

		17,956,360

Real Estate – 2.6%
Alexandria Real Estate Equities, Inc.	5,486	916,766
American Tower Corp.	17,909	4,071,790
Boston Properties, Inc.	6,046	551,818
CBRE Group, Inc., Class A (a)	13,822	842,866
Crown Castle International Corp.	17,822	2,838,332
Digital Realty Trust, Inc.	11,192	1,611,088
Duke Realty Corp.	15,500	613,180
Equinix, Inc.	3,631	2,686,795
Equity LifeStyle Properties, Inc.	6,900	419,796
Essex Property Trust, Inc.	2,700	646,947
Extra Space Storage, Inc.	5,300	603,087
Federal Realty Investment Trust	3,000	262,680
Host Hotels & Resorts, Inc.	28,222	382,408
Kilroy Realty Corp.	4,600	260,498
Mid-America Apartment Communities, Inc.	4,600	610,650
Prologis, Inc.	29,995	3,095,484
Public Storage	5,977	1,360,485
Realty Income Corp.	14,821	875,328
Regency Centers Corp.	7,085	334,270
SBA Communications Corp.	4,507	1,210,896
UDR, Inc.	12,169	467,898
Ventas, Inc.	15,263	703,166

		25,366,228

Utilities – 0.6%
Alliant Energy Corp.	10,200	496,230
Avangrid, Inc.	2,547	117,850

DOMINI IMPACT EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

January 31, 2021 (Unaudited)

SECURITY	SHARES	VALUE
Utilities (Continued)
Consolidated Edison, Inc.	14,461	$1,023,550
Eversource Energy	14,158	1,238,825
National Grid PLC ADR	28,619	1,662,191
Red Electrica Corp. SA ADR	37,300	353,604
SSE PLC ADR	42,500	866,575
Terna Rete Elettrica Nazionale SpA ADR	18,600	406,038

		6,164,863

Total Investments – 99.8% (Cost $567,747,497)		970,314,729

Other Assets, less liabilities – 0.2%		2,112,149

Net Assets – 100.0%		$972,426,878

(a) Non-income producing security.

Abbreviations

ADR — American Depositary Receipt

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI INTERNATIONAL OPPORTUNITIES FUND

Fund Performance and Holdings

The table and bar charts below provide information as of January 31, 2021, about the ten largest holdings of the Domini International Opportunities Fund and its portfolio holdings by industry sector and country:

TEN LARGEST HOLDINGS (Unaudited)

SECURITY DESCRIPTION	% NET ASSETS	SECURITY DESCRIPTION	% NET ASSETS

ASML Holding NV	3.2%	SiemensAG	1.8%

Toyota Motor Corp	2.3%	Sony Corp	1.7%

Unilever PLC	2.1%	Novo NordiskA/S Class B	1.6%

AIA Group Ltd	2.1%	Softbank Group Corp	1.5%

Linde PLC	1.8%	Sanofi	1.4%

PORTFOLIO HOLDINGS BY INDUSTRY SECTOR (% OF NET ASSETS) (Unaudited)

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Domini Impact Investments. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification nor shall any such party have any liability therefrom.

PORTFOLIO HOLDINGS BY COUNTRY (% OF NET ASSETS) (Unaudited)

The holdings mentioned above are described in the Fund’s Portfolio of Investments as of 01/31/2021 included herein. The composition of the Fund’s portfolio is subject to change.

* Other countries include Norway 0.7%, China 0.6%, Singapore 0.5%, Belgium 0.4%, Canada 0.4%, New Zealand 0.3%, South Africa 0.2%, Austria 0.1%, Hungary 0.1% and Poland 0.1%.

AVERAGE ANNUAL TOTAL RETURNS (Unaudited)

		Investor shares	Institutional shares	MSCI EAFE (net)

As of 1/31/21	1 Year	N/A	N/A	N/A

	5 Year	N/A	N/A	N/A

	10 Year	N/A	N/A	N/A

	Since Inception[1]	2.30%	2.30%	2.23%

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. The returns reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-582-6757 or visit domini.com for performance information current to the most recent month-end, which may be lower or higher than the performance data quoted. A 2.00% redemption fee applies on sales or exchanges of shares made less than 30 days after the settlement of purchase or acquisition through exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the prospectus for further information.

Per the prospectus date November 30, 2020, the Fund’s (gross/net) annual operating expenses totaled 1.78%/1.40% and 1.53%/1.15% for the Investor and Institutional Class shares, respectively. The Fund’s Adviser has contractually agreed to waive certain fees and/or reimburse certain ordinary operating expenses in order to limit Investor and Institutional share expenses to 1.40% and 1.15%, respectively. These expense limitations are in effect through November 30, 2021. There can be no assurance that the Adviser will extend the expense limitations beyond such time. While in effect, the arrangement may be terminated for a class only by agreement of the Adviser and the Fund’s Board of Trustees.

The table does not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return is based on the Fund’s net asset values and assumes all dividends and capital gains were reinvested.

An investment in the Domini International Opportunities Fund is not a bank deposit and is not insured. The Fund is subject to certain risks, including, foreign investing, geographic focus, country, currency, impact investing, recent events and market risks. Investing internationally involves special risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity. You may lose money.

The Morgan Stanley Capital International Europe Australasia Far East (MSCI EAFE) index (net) is an unmanaged index of common stocks. MSCI EAFE (net) includes the reinvestment of dividends net of withholding tax, but does not reflect other fees, expenses or taxes. It is not available for direct investment.

1Inception Date 11/30/2020. “Since Inception” for the Morgan Stanley Capital International Europe Australasia Far East (MSCI EAFE) index (net) refers to performance since 11/30/2020.

DOMINI INTERNATIONAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS

January 31, 2021 (Unaudited)

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Common Stocks – 99.2%
Australia – 3.6%
APA Group	Utilities	4,023	$30,030
ASX, Ltd.	Diversified Financials	636	34,889
Brambles, Ltd.	Commercial & Professional Services	4,919	39,734
Cochlear, Ltd.	Health Care Equipment & Services	571	86,192
CSL, Ltd.	Pharmaceuticals, Biotechnology & Life Sciences	1,530	318,447
Dexus	Real Estate	3,614	24,846
Fortescue Metals Group, Ltd.	Materials	5,928	98,028
GPT Group (The)	Real Estate	6,336	20,904
Insurance Australia Group, Ltd.	Insurance	8,188	30,300
Magellan Financial Group, Ltd.	Diversified Financials	492	17,946
Mirvac Group	Real Estate	13,038	23,620
Stockland	Real Estate	7,961	26,972
Transurban Group	Transportation	9,205	93,115

			845,023

Austria – 0.1%
Erste Group Bank AG (a)	Banks	1,150	35,159

			35,159

Belgium – 0.4%
KBC Group NV (a)	Banks	961	67,090
Umicore SA	Materials	644	36,516

			103,606

Canada – 0.4%
SunOpta, Inc. (a)	Food, Beverage & Tobacco	6,637	94,113

			94,113

China – 0.6%
BYD Co., Ltd., Class H	Automobiles & Components	4,479	135,271

			135,271

Denmark – 4.1%
Ambu A/S, Class B	Health Care Equipment & Services	737	34,744
Chr Hansen Holding A/S (a)	Materials	340	30,793
DSV A/S	Transportation	757	118,239
Genmab A/S (a)	Pharmaceuticals, Biotechnology & Life Sciences	220	87,686
GN Store Nord A/S	Health Care Equipment & Services	426	32,489
Novo Nordisk A/S, Class B	Pharmaceuticals, Biotechnology & Life Sciences	5,546	386,796
Novozymes A/S, Class B	Materials	665	39,955
Orsted A/S	Utilities	613	116,551

DOMINI INTERNATIONAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

January 31, 2021 (Unaudited)

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Denmark (Continued)
Vestas Wind Systems A/S	Capital Goods	605	$130,044

			977,297

Finland – 1.4%
Elisa Oyj	Telecommunication Services	484	28,848
Kesko OYJ, Class B	Food & Staples Retailing	1,275	33,144
Kone OYJ, Class B	Capital Goods	1,229	96,763
Nordea Bank Abp (a)	Banks	13,339	108,443
Sampo OYJ, Class A	Insurance	1,554	65,405

			332,603

France – 9.8%
Air Liquide SA	Materials	1,592	260,656
BioMerieux	Health Care Equipment & Services	546	84,497
BNP Paribas SA (a)	Banks	3,767	180,850
Capgemini SE	Software & Services	530	76,676
Carrefour SA	Food & Staples Retailing	2,090	35,480
Cie Generale des Etablissements Michelin SCA	Automobiles & Components	539	74,361
Credit Agricole SA (a)	Banks	4,205	47,646
Edenred	Software & Services	817	44,301
Eiffage SA (a)	Capital Goods	261	23,717
Gecina SA	Real Estate	173	24,606
Hermes International	Consumer Durables & Apparel	113	115,426
Kering SA	Consumer Durables & Apparel	253	166,237
Legrand SA	Capital Goods	868	79,847
L’Oreal SA	Household & Personal Products	703	247,591
Orange SA	Telecommunication Services	6,670	78,369
Sanofi	Pharmaceuticals, Biotechnology & Life Sciences	3,631	341,869
Sartorius Stedim Biotech	Pharmaceuticals, Biotechnology & Life Sciences	81	33,950
Schneider Electric SE	Capital Goods	1,795	263,010
Unibail – Rodamco-Westfield	Real Estate	436	36,857
Valeo SA	Automobiles & Components	681	25,380
Worldline SA (a)(b)	Software & Services	773	65,414

			2,306,740

Germany – 8.1%
adidas AG (a)	Consumer Durables & Apparel	585	185,697
Beiersdorf AG	Household & Personal Products	321	35,078
Continental AG	Automobiles & Components	354	49,599
Deutsche Boerse AG	Diversified Financials	621	99,814
Deutsche Post AG	Transportation	3,376	166,943
Encavis AG	Utilities	4,231	115,293
Henkel AG & Co. KGaA	Household & Personal Products	998	93,422
KION Group AG	Capital Goods	217	18,757
Knorr-Bremse AG	Capital Goods	220	29,181
LEG Immobilien AG	Real Estate	238	34,156

DOMINI INTERNATIONAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

January 31, 2021 (Unaudited)

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Germany (Continued)
Merck KGaA	Pharmaceuticals, Biotechnology & Life Sciences	437	$72,915
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	Insurance	472	125,294
Nordex SE (a)	Capital Goods	3,364	95,341
Puma SE (a)	Consumer Durables & Apparel	302	29,585
Sartorius AG, Pfd Shs	Health Care Equipment & Services	121	60,215
Siemens AG	Capital Goods	2,683	416,167
Siemens Healthineers AG (b)	Health Care Equipment & Services	750	42,108
Symrise AG	Materials	410	51,079
Vonovia SE	Real Estate	1,909	127,606
Zalando SE (a)(b)	Retailing	563	64,626

			1,912,876

Hong Kong – 3.5%
AIA Group, Ltd.	Insurance	40,648	490,044
Hong Kong Exchanges & Clearing, Ltd.	Diversified Financials	4,180	267,216
Techtronic Industries Co., Ltd.	Capital Goods	4,508	67,337

			824,597

Hungary – 0.1%
OTP Bank Nyrt (a)	Banks	744	33,972

			33,972

Ireland – 1.1%
CRH PLC	Materials	2,586	106,970
Kerry Group PLC, Class A	Food, Beverage & Tobacco	508	69,016
Kingspan Group plc (a)	Capital Goods	505	34,357
Smurfit Kappa Group PLC	Materials	847	40,832

			251,175

Italy – 1.0%
Assicurazioni Generali SpA	Insurance	3,824	65,336
DiaSorin S.p.A.	Health Care Equipment & Services	104	22,768
Intesa Sanpaolo SpA (a)	Banks	57,655	125,834
Terna Rete Elettrica Nazionale SpA	Utilities	4,671	33,913

			247,851

Japan – 26.1%
Aeon Co., Ltd.	Food & Staples Retailing	2,467	77,325
Asahi Intecc Co. Ltd.	Health Care Equipment & Services	738	24,242
Asahi Kasei Corp.	Materials	4,400	48,951

DOMINI INTERNATIONAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

January 31, 2021 (Unaudited)

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Japan (Continued)
Canon, Inc.	Technology Hardware & Equipment	3,370	$74,585
Central Japan Railway Co.	Transportation	562	80,512
Daifuku Co., Ltd.	Capital Goods	372	42,476
Daiichi Sankyo Co., Ltd.	Pharmaceuticals, Biotechnology & Life Sciences	6,488	208,955
Daiwa House Industry Co., Ltd.	Real Estate	1,976	56,048
Denso Corp.	Automobiles & Components	1,454	80,859
Eisai Co., Ltd.	Pharmaceuticals, Biotechnology & Life Sciences	893	65,205
FANUC Corp.	Capital Goods	627	163,769
Fast Retailing Co., Ltd.	Retailing	179	153,928
FUJIFILM Holdings Corp.	Technology Hardware & Equipment	1,232	70,605
Hankyu Hanshin Holdings, Inc.	Transportation	765	24,763
Hoya Corp.	Health Care Equipment & Services	1,214	155,410
Japan Real Estate Investment Corp.	Real Estate	4	24,387
Kao Corp.	Household & Personal Products	1,551	112,589
Keio Corp.	Transportation	361	26,432
Keyence Corp.	Technology Hardware & Equipment	628	337,322
Koito Manufacturing Co., Ltd.	Automobiles & Components	392	25,304
Kurita Water Industries, Ltd.	Capital Goods	2,500	101,524
Kyocera Corp.	Technology Hardware & Equipment	1,077	69,060
Lasertec Corp.	Semiconductors & Semiconductor Equipment	254	34,039
LIXIL Corp.	Capital Goods	900	20,998
Makita Corp.	Capital Goods	800	38,194
Mitsubishi Estate Co., Ltd.	Real Estate	4,100	64,893
Mitsui Fudosan Co., Ltd.	Real Estate	3,100	62,953
MS&AD Insurance Group Holdings, Inc.	Insurance	1,560	44,905
Murata Manufacturing Co., Ltd.	Technology Hardware & Equipment	2,150	206,602
Nidec Corp.	Capital Goods	1,652	219,950
Nippon Paint Holdings Co., Ltd.	Materials	577	51,911
Nippon Prologis REIT, Inc.	Real Estate	7	22,830
Nippon Telegraph & Telephone Corp.	Telecommunication Services	7,900	197,545
Nissin Foods Holdings Co., Ltd.	Food, Beverage & Tobacco	229	19,803
Nitto Denko Corp.	Materials	482	43,711
Nomura Holdings, Inc.	Diversified Financials	10,100	53,465
NTT Data Corp.	Software & Services	2,081	29,900
Obic Co., Ltd.	Software & Services	210	39,311
Odakyu Electric Railway Co., Ltd.	Transportation	2,200	63,979
Oisix ra daichi, Inc. (a)	Retailing	2,500	74,327

DOMINI INTERNATIONAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

January 31, 2021 (Unaudited)

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Japan (Continued)
Omron Corp.	Technology Hardware & Equipment	629	$55,754
Ono Pharmaceutical Co., Ltd.	Pharmaceuticals, Biotechnology & Life Sciences	1,314	39,240
Oriental Land Co., Ltd.	Consumer Services	646	101,155
ORIX Corp.	Diversified Financials	4,105	65,900
Panasonic Corp.	Consumer Durables & Apparel	7,176	93,205
Rakuten, Inc. (a)	Retailing	2,900	28,557
Recruit Holdings Co., Ltd.	Commercial & Professional Services	4,221	183,690
Rohm Co., Ltd.	Semiconductors & Semiconductor Equipment	281	28,525
Santen Pharmaceutical Co., Ltd.	Pharmaceuticals, Biotechnology & Life Sciences	1,243	20,568
Sekisui House, Ltd.	Consumer Durables & Apparel	1,960	37,886
Shimano, Inc.	Consumer Durables & Apparel	252	59,115
Shionogi & Co., Ltd.	Pharmaceuticals, Biotechnology & Life Sciences	1,006	54,642
Shiseido Co., Ltd.	Household & Personal Products	1,303	84,631
SMC Corp.	Capital Goods	206	124,723
SoftBank Group Corp.	Telecommunication Services	4,428	343,214
Sony Corp.	Consumer Durables & Apparel	4,154	397,780
Sumitomo Realty & Development Co., Ltd.	Real Estate	1,093	33,009
Sysmex Corp.	Health Care Equipment & Services	489	57,075
TDK Corp.	Technology Hardware & Equipment	415	67,134
Terumo Corp.	Health Care Equipment & Services	2,334	90,756
Tobu Railway Co. Ltd.	Transportation	646	18,238
Tokio Marine Holdings, Inc.	Insurance	2,100	103,203
Tokyu Corp.	Transportation	1,966	23,128
Toray Industries, Inc.	Materials	4,938	32,234
TOTO, Ltd.	Capital Goods	500	27,706
Toyota Motor Corp.	Automobiles & Components	7,613	534,199
Unicharm Corp.	Household & Personal Products	1,426	63,986
Yahoo Japan Corp.	Media & Entertainment	8,876	55,167
Yaskawa Electric Corp.	Capital Goods	823	42,231

			6,180,218

Netherlands – 8.0%
ABN AMRO Group NV (a)	Banks	3,116	32,580
Adyen N.V. (a)(b)	Software & Services	86	179,856
Akzo Nobel NV	Materials	581	59,211
Arcadis N.V. (a)	Capital Goods	3,489	122,462
ASML Holding NV	Semiconductors & Semiconductor Equipment	1,394	745,020
Basic-Fit N.V. (a)(b)	Consumer Services	1,854	63,631
Euronext N.V.	Diversified Financials	202	21,779
ING Groep NV (a)	Banks	12,993	115,654
Koninklijke Ahold Delhaize NV	Food & Staples Retailing	3,672	105,520

DOMINI INTERNATIONAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

January 31, 2021 (Unaudited)

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Netherlands (Continued)
Koninklijke DSM NV	Materials	576	$100,805
Koninklijke KPN NV	Telecommunication Services	11,323	35,412
Koninklijke Philips NV (a)	Health Care Equipment & Services	3,023	164,965
NXP Semiconductors NV	Semiconductors & Semiconductor Equipment	915	146,830

			1,893,725

New Zealand – 0.3%
Spark New Zealand, Ltd.	Telecommunication Services	6,173	21,256
Xero (a)	Software & Services	406	40,209

			61,465

Norway – 0.7%
DNB ASA (a)	Banks	2,983	58,160
NEL ASA (a)	Capital Goods	24,559	86,868
Orkla ASA	Food, Beverage & Tobacco	2,486	24,201

			169,229

Poland – 0.1%
CD Projekt SA (a)	Media & Entertainment	209	17,070

			17,070

Singapore – 0.5%
DBS Group Holdings, Ltd.	Banks	5,950	112,310

			112,310

South Africa – 0.2%
FirstRand, Ltd.	Diversified Financials	12,369	39,035

			39,035

Spain – 2.3%
Aena SME SA (a)	Transportation	223	34,429
Amadeus IT Group SA (a)	Software & Services	1,485	94,913
Banco Bilbao Vizcaya Argentaria SA	Banks	21,782	99,496
CaixaBank SA	Banks	11,510	29,078
Grifols SA	Pharmaceuticals, Biotechnology & Life Sciences	1,789	52,722
Industria de Diseno Textil SA	Retailing	3,723	110,540
Red Electrica Corp. SA	Utilities	1,382	26,270
Siemens Gamesa Renewable Energy SA	Capital Goods	739	30,350
Telefonica SA	Telecommunication Services	16,238	70,143

			547,941

Sweden – 3.4%
Assa Abloy AB, Class B	Capital Goods	3,194	79,238

DOMINI INTERNATIONAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

January 31, 2021 (Unaudited)

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Sweden (Continued)
Autoliv, Inc.	Automobiles & Components	287	$25,460
Essity AB, Class B	Household & Personal Products	2,176	69,718
Hennes & Mauritz AB, Class B (a)	Retailing	2,443	52,391
Kinnevik AB, Class B (a)	Diversified Financials	870	42,814
MIPS AB	Consumer Durables & Apparel	2,240	132,869
Nibe Industrier AB, Class B	Capital Goods	1,397	46,775
Samhallsbyggnadsbolaget i Norden AB	Real Estate	9,920	32,588
SKF AB, Class B	Capital Goods	1,437	39,452
Svenska Cellulosa AB SCA, Class B (a)	Materials	2,046	36,151
Svenska Handelsbanken AB, Class A (a)	Banks	5,048	50,479
Sweco AB, Class B	Capital Goods	5,168	86,371
Veoneer, Inc. (a)	Automobiles & Components	3,951	103,872

			798,178

Switzerland – 4.1%
Chocoladefabriken Lindt & Spruengli AG	Food, Beverage & Tobacco	7	60,727
EMS-Chemie Holding AG	Materials	22	20,777
Geberit AG	Capital Goods	121	74,156
Kuehne + Nagel International AG	Transportation	188	42,836
Lonza Group AG (a)	Pharmaceuticals, Biotechnology & Life Sciences	248	158,602
Sika AG	Materials	452	123,154
STMicroelectronics NV	Semiconductors & Semiconductor Equipment	3,157	126,700
Swiss Re AG	Insurance	922	81,390
Swisscom AG	Telecommunication Services	86	46,868
Temenos AG	Software & Services	215	27,184
Zurich Insurance Group AG	Insurance	507	202,984

			965,378

United Kingdom – 12.0%
3i Group PLC	Diversified Financials	3,235	49,131
Admiral Group PLC	Insurance	885	34,956
Barratt Developments PLC (a)	Consumer Durables & Apparel	3,369	29,406
Berkeley Group Holdings PLC	Consumer Durables & Apparel	411	23,557
Bunzl PLC	Capital Goods	1,111	35,742
Burberry Group PLC (a)	Consumer Durables & Apparel	1,368	32,133
Compass Group PLC (a)	Consumer Services	5,977	107,003
GlaxoSmithKline PLC	Pharmaceuticals, Biotechnology & Life Sciences	16,773	312,190
Halma PLC	Technology Hardware & Equipment	1,268	42,835

DOMINI INTERNATIONAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

January 31, 2021 (Unaudited)

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
United Kingdom (Continued)
Informa PLC (a)	Media & Entertainment	5,043	$34,391
Intertek Group PLC	Commercial & Professional Services	535	40,382
J Sainsbury PLC	Food & Staples Retailing	7,673	25,683
Johnson Matthey PLC	Materials	643	25,925
Land Securities Group PLC	Real Estate	2,503	21,004
Legal & General Group PLC	Insurance	20,256	67,519
Linde PLC	Materials	1,724	423,069
London Stock Exchange Group PLC	Diversified Financials	1,189	141,466
Mondi PLC	Materials	1,613	38,070
National Grid PLC	Utilities	11,932	138,907
Next PLC (a)	Retailing	412	43,593
Ocado Group PLC (a)	Retailing	1,714	65,210
Pennon Group PLC	Utilities	1,413	18,083
Prudential PLC	Insurance	8,588	137,709
RELX PLC	Commercial & Professional Services	6,519	161,760
Schroders PLC	Diversified Financials	499	23,322
Segro PLC	Real Estate	4,028	52,539
Spirax-Sarco Engineering PLC	Capital Goods	243	36,821
SSE PLC	Utilities	3,446	69,961
Standard Chartered PLC (a)	Banks	10,445	63,340
Standard Life Aberdeen PLC	Diversified Financials	7,260	29,953
Taylor Wimpey PLC (a)	Consumer Durables & Apparel	12,384	24,771
Unilever PLC	Household & Personal Products	8,549	499,132

			2,849,563

United States – 7.3%
Atlassian Corp. PLC, Class A (a)	Software & Services	500	115,565
Autodesk, Inc. (a)	Software & Services	401	111,249
Campbell Soup Co.	Food, Beverage & Tobacco	660	31,753
Church & Dwight Co., Inc.	Household & Personal Products	819	69,148
Clorox Co. (The)	Household & Personal Products	415	86,926
Copart, Inc. (a)	Commercial & Professional Services	701	76,935
Cree, Inc. (a)	Semiconductors & Semiconductor Equipment	871	88,041
Enphase Energy, Inc. (a)	Semiconductors & Semiconductor Equipment	577	105,216
Ferguson PLC	Capital Goods	759	88,323
First Solar, Inc. (a)	Semiconductors & Semiconductor Equipment	722	71,586
General Mills, Inc.	Food, Beverage & Tobacco	2,013	116,955
IHS Markit, Ltd.	Commercial & Professional Services	1,210	105,367
Kroger Co. (The)	Food & Staples Retailing	2,529	87,250
McCormick & Co., Inc.	Food, Beverage & Tobacco	870	77,900
Nucor Corp.	Materials	990	48,243
Pentair PLC	Capital Goods	533	29,027
QIAGEN N.V. (a)	Pharmaceuticals, Biotechnology & Life Sciences	750	40,612

DOMINI INTERNATIONAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

January 31, 2021 (Unaudited)

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
United States (Continued)
Square, Inc., Class A (a)	Software & Services	533	$115,107
Tesla, Inc. (a)	Automobiles & Components	218	172,990
Zoom Video Communications, Inc., Class A (a)	Software & Services	215	79,995

			1,718,188

Total Investments – 99.2% (Cost $22,885,775)			23,452,583

Other Assets, less liabilities – 0.8%			195,391

Net Assets – 100.0%			$23,647,974

(a) Non-income producing security.

(b) Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. At January 31, 2021, the aggregate value of these securities was $415,635, representing 1.8% of net assets.

As of the date of this report, certain foreign securities were fair valued by an independent pricing service under the direction of the Board of Trustees or its delegates in accordance with the Trust’s Valuation and Pricing Policies and Procedures.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SUSTAINABLE SOLUTIONS FUND

Fund Performance and Holdings

The table and bar charts below provide information as of January 31, 2021, about the ten largest holdings of the Domini Sustainable Solutions Fund and its portfolio holdings by industry sector and country:

TEN LARGEST HOLDINGS (Unaudited)

SECURITY DESCRIPTION	% NET ASSETS	SECURITY DESCRIPTION	% NET ASSETS

Tesla Inc	5.8%	Cree Inc	3.6%

Enphase Energy Inc	5.3%	Hologic Inc	3.5%

Ameresco Inc Class A	3.8%	Atlassian Corp PLC Class A	3.5%

Square Inc Class A	3.8%	Autodesk Inc	3.4%

DexCom Inc	3.8%	First Solar Inc	3.4%

PORTFOLIO HOLDINGS BY INDUSTRY SECTOR (% OF NET ASSETS) (Unaudited)

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Domini Impact Investments. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification nor shall any such party have any liability therefrom.

PORTFOLIO HOLDINGS BY COUNTRY (% OF NET ASSETS) (Unaudited)

The holdings mentioned above are described in the Domini Sustainable Solutions Fund’s Portfolio of Investments (as of 1/31/2021) included herein. The composition of the Fund’s portfolio is subject to change.

AVERAGE ANNUAL TOTAL RETURNS (Unaudited)

		Investor shares	Institutional shares	FTSE Global All Cap Index (gross)	MSCI World Investable Market Index (net)[2]

As of 1/31/21	1 Year	N/A	N/A	N/A	N/A

	5 Year	N/A	N/A	N/A	N/A

	10 Year	N/A	N/A	N/A	N/A

	Since Inception[1]	107.15%	107.55%	49.62%	47.99%

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. The returns reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-582-6757 or visit domini.com for performance information current to the most recent month-end, which may be lower or higher than the performance data quoted. A 2.00% redemption fee applies on sales or exchanges of shares made less than 30 days after the settlement of purchase or acquisition through exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the prospectus for further information.

Per the prospectus dated November 30, 2020, the Fund’s (gross/net) annual operating expenses totaled 3.95%/1.40% and 2.89%/1.15% for the Investor and Institutional Class shares, respectively. The Fund’s Adviser has contractually agreed to waive certain fees and/or reimburse certain ordinary operating expenses in order to limit Investor share and Institutional share expenses to 1.40% and 1.15%, respectively. These expense limitations are in effect through November 30, 2021. There can be no assurance that the Adviser will extend the expense limitations beyond such time. While in effect, the arrangement may be terminated for a class only by agreement of the Adviser and the Fund’s Board of Trustees.

The table does not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return is based on the Fund’s net asset values and assumes all dividends and capital gains were reinvested.

An investment in the Domini Sustainable Solutions Fund is not a bank deposit and is not insured. The Fund is subject to certain risks, including sustainable investing, portfolio management, information, market, recent events, and mid- to large-cap companies and small-cap companies risks. Investing internationally involves special risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity. You may lose money.

The FTSE Global All Cap Index (gross) is a market-capitalization weighted index representing the performance of the large, mid and small cap stocks globally. FTSE Global All Cap Index (gross) reflects the reinvestment of dividends without any withholding tax deduction. The MSCI World Investable Market Index (net) (MSCI IMI) is a market-capitalization weighted index representing the performance of large-mid- and small-capitalization companies in developed markets. The MSCI IMI includes the reinvestment of dividends net of withholding tax, but does not reflect other fees, expenses or taxes. See the prospectus for more information. You cannot invest directly in an index.

1Inception Date 4/1/2020. “Since Inception” for the FTSE Global All Cap Index (gross) and MSCI World Investable Market Index (net) refers to performance since 4/1/2020.

2Effective November 1, 2020, the performance benchmark against which the Fund measures its performance changed from the FTSE Global All Cap Index (gross) to the MSCI World Investable Market Index (net).

DOMINI SUSTAINABLE SOLUTIONS FUND

PORTFOLIO OF INVESTMENTS

January 31, 2021 (Unaudited)

SECURITY	SHARES	VALUE
Common Stocks – 99.3%
Communication Services – 1.9%
New York Times Co. (The), Class A	13,538	$671,349

		671,349

Consumer Discretionary – 11.8%
Chegg, Inc. (a)	10,804	1,029,189
MIPS AB	13,176	781,555
Oisix ra daichi, Inc. (a)	11,555	343,537
Tesla, Inc. (a)	2,645	2,098,887

		4,253,168

Consumer Staples – 3.0%
Beyond Meat, Inc. (a)	6,172	1,099,110

		1,099,110

Financials – 4.5%
Amalgamated Bank, Class A	23,121	338,954
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	2,978	790,519
Resona Holdings, Inc.	138,976	482,668

		1,612,141

Health Care – 22.0%
BioMerieux	5,096	788,643
Cochlear, Ltd.	3,777	570,136
DexCom, Inc. (a)	3,623	1,358,082
Emergent BioSolutions, Inc. (a)	5,671	605,946
GlaxoSmithKline PLC	47,075	876,190
Hologic, Inc. (a)	15,937	1,270,657
OraSure Technologies, Inc. (a)	48,535	739,188
Seagen, Inc. (a)	6,882	1,130,506
Teladoc Health, Inc. (a)	2,150	567,234

		7,906,582

Industrials – 17.8%
Ameresco, Inc., Class A (a)	24,661	1,383,235
Kurita Water Industries, Ltd.	22,167	900,193
NEL ASA (a)	160,448	567,520
Sunrun, Inc. (a)	11,995	830,894
Sweco AB, Class B	46,265	773,214
Vestas Wind Systems A/S	5,075	1,090,867
Wolters Kluwer NV	10,516	874,749

		6,420,672

Information Technology – 35.1%
Atlassian Corp. PLC, Class A (a)	5,487	1,268,210
Autodesk, Inc. (a)	4,429	1,228,738

DOMINI SUSTAINABLE SOLUTIONS FUND

PORTFOLIO OF INVESTMENTS (continued)

January 31, 2021 (Unaudited)

SECURITY	SHARES	VALUE

Information Technology (Continued)
Blackline, Inc. (a)	9,016	$1,168,654
Cree, Inc. (a)	12,903	1,304,235
Enphase Energy, Inc. (a)	10,460	1,907,381
First Solar, Inc. (a)	12,232	1,212,803
Square, Inc., Class A (a)	6,384	1,378,689
STMicroelectronics NV	30,086	1,207,442
Universal Display Corp.	4,443	1,025,533
Zoom Video Communications, Inc., Class A (a)	2,443	908,967

		12,610,652

Real Estate – 1.3%
Samhallsbyggnadsbolaget i Norden AB	139,161	457,156

		457,156

Utilities – 1.9%
Innergex Renewable Energy, Inc.	29,343	673,480

		673,480

Total Investments – 99.3% (Cost $24,056,557)		35,704,310

Other Assets, less liabilities – 0.7%		245,722

Net Assets – 100.0%		$35,950,032

(a) Non-income producing security.

As of the date of this report, certain foreign securities were fair valued by an independent pricing service under the direction of the Board of Trustees or its delegates in accordance with the Trust’s Valuation and Pricing Policies and Procedures.

Portfolio Holdings by Country (% Of Net Assets) (Unaudited)

United States	68.2%	Netherlands	2.4%

Sweden	5.6%	Germany	2.2%

Japan	4.8%	France	2.2%

Switzerland	3.4%	Canada	1.9%

Denmark	3.0%	Australia	1.6%

United Kingdom	2.4%	Norway	1.6%

		Total	99.3%

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT INTERNATIONAL EQUITY FUND

Fund Performance and Holdings

The table and bar charts below provide information as of January 31, 2021, about the ten largest holdings of the Domini Impact International Equity Fund and its portfolio holdings by industry sector and country:

TEN LARGEST HOLDINGS (Unaudited)

SECURITY DESCRIPTION	% NET ASSETS	SECURITY DESCRIPTION	% NET ASSETS

Novartis AG	3.4%	Koninklijke Ahold Delhaize NV	1.8%

Schneider Electric SE	2.8%	Hennes & Mauritz AB Class B	1.8%

Sanofi	2.5%	Intesa Sanpaolo SpA	1.7%

Deutsche Post AG	2.1%	Nissan Motor Co Ltd	1.7%

Hong Kong Exchanges & Clearing Ltd	1.9%	Adecco Group AG	1.7%

PORTFOLIO HOLDINGS BY INDUSTRY SECTOR (% OF NET ASSETS) (Unaudited)

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Domini Impact Investments. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification nor shall any such party have any liability therefrom.

PORTFOLIO HOLDINGS BY COUNTRY (% OF NET ASSETS) (Unaudited)

The holdings mentioned above are described in the Fund’s Portfolio of Investments as of 01/31/2021 included herein. The composition of the Fund’s portfolio is subject to change.

* Other countries include Mexico 0.8%, Denmark 0.7%, Jordan 0.6%, Norway 0.6%, South Africa 0.6%, Brazil 0.6%, Singapore 0.5%, South Korea 0.5%, Austria 0.4%, Hungary 0.4%, India 0.3%, Chile 0.1% and Ireland 0.1%.

AVERAGE ANNUAL TOTAL RETURNS (Unaudited)

		Investor shares	Class A shares (with 4.75% maximum Sales Charge)[1]	Class A shares (without Sales Charge)	Institutional shares	Class Y shares	MSCI EAFE (net)

As of 1/31/21	1 Year	7.02%	1.95%	7.04%	7.54%	7.49%	8.94%

	5 Year	6.56%	5.47%	6.50%	6.97%	6.56%[3]	8.84%

	10 Year	5.29%	4.77%	5.28%	5.29%[2]	5.29%[3]	5.15%

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. The returns reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-582-6757 or visit domini.com for performance information current to the most recent month-end, which may be lower or higher than the performance data quoted. A 2.00% redemption fee applies on sales or exchanges of shares made less than 30 days after the settlement of purchase or acquisition through exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the prospectus for further information.

Per the prospectus date November 30, 2020, the Fund’s (gross/net) annual operating expenses totaled 1.38%/1.38%, 1.54%/1.40%, 0.95%/0.95%, and 1.06%/1.06% for the Investor, Class A, Institutional, and Class Y shares, respectively. The Fund’s Adviser has contractually agreed to waive certain fees and/or reimburse certain ordinary operating expenses in order to limit Class A share expenses to 1.40%. This expense limitation is in effect through November 30, 2021. There can be no assurance that the Adviser will extend the expense limitations beyond such time. While in effect, the arrangement may be terminated for a class only by agreement of the Adviser and the Fund’s Board of Trustees.

The table does not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return is based on the Fund’s net asset values and assumes all dividends and capital gains were reinvested.

An investment in the Domini Impact International Equity Fund is not a bank deposit and is not insured. The Fund is subject to certain risks, including foreign investing, emerging markets, geographic focus, country, currency, impact investing, portfolio management, market, recent events and mid- to large-cap companies risks. Investing internationally involves special risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity. You may lose money.

The Morgan Stanley Capital International Europe Australasia Far East (MSCI EAFE) index (net) is an unmanaged index of common stocks. MSCI EAFE (net) includes the reinvestment of dividends net of withholding tax, but does not reflect other fees, expenses or taxes. It is not available for direct investment.

1Performance “With Load” for DOMAX reflects performance with application of highest maximum front-end sales charge (4.75%).

2Institutional Shares were not offered prior to November 30, 2012. All performance information for time periods beginning prior to November 30, 2012 is the performance of the Investor Shares. This performance has not been adjusted to reflect the lower expenses of the Institutional Shares.

3Class Y Shares were not offered prior to July 23, 2018. All performance information for time periods beginning prior to July 23, 2018 is the performance of the Investor Shares. This performance has not been adjusted to reflect the lower expenses of the Class Y Shares.

DOMINI IMPACT INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS

January 31, 2021 (Unaudited)

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Common Stocks – 98.6%
Australia – 4.0%
BlueScope Steel, Ltd. .	Materials	1,050,332	$13,238,613
Dexus	Real Estate	171,423	1,178,545
Fortescue Metals Group, Ltd.	Materials	1,174,791	19,426,794
Harvey Norman Holdings, Ltd.	Retailing	1,714,494	6,971,094
JB Hi-Fi, Ltd.	Retailing	121,329	4,787,219
Magellan Financial Group, Ltd.	Diversified Financials	131,870	4,810,010
Mirvac Group	Real Estate	6,693	12,125

			50,424,400

Austria – 0.4%
Verbund AG	Utilities	34,012	3,068,999
voestalpine AG	Materials	65,523	2,394,080

			5,463,079

Belgium – 2.1%
Ageas SA	Insurance	252,142	12,923,271
Etablissements Franz Colruyt NV	Food & Staples Retailing	25,481	1,573,583
UCB SA	Pharmaceuticals, Biotechnology & Life Sciences	112,599	11,672,856

			26,169,710

Brazil – 0.6%
Cyrela Brazil Realty SA Empreendimentos e Participacoes	Consumer Durables & Apparel	247,100	1,159,975
Itausa SA, Pfd Shs	Banks	3,087,300	5,999,588
Raia Drogasil SA	Food & Staples Retailing	2,380	10,863

			7,170,426

Chile – 0.1%
Antofagasta PLC	Materials	88,909	1,737,796

			1,737,796

China – 2.0%
Airtac International Group	Capital Goods	76,000	2,704,015
China Life Insurance Co., Ltd., Class H	Insurance	2,644,000	5,614,803
Li Ning Co., Ltd.	Consumer Durables & Apparel	920,142	5,731,861
Tingyi Cayman Islands Holding Corp.	Food, Beverage & Tobacco	2,332,000	4,633,423
Yangzijiang Shipbuilding Holdings, Ltd.	Capital Goods	1,937,100	1,431,965

DOMINI IMPACT INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

January 31, 2021 (Unaudited)

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
China (Continued)
Zhongsheng Group Holdings, Ltd.	Retailing	812,000	$4,755,022

			24,871,089

Denmark – 0.7%
Novo Nordisk A/S, Class B	Pharmaceuticals, Biotechnology & Life Sciences	179	12,484
Pandora A/S	Consumer Durables & Apparel	87,332	8,412,699
Vestas Wind Systems A/S	Capital Goods	58	12,467

			8,437,650

Finland – 2.4%
Kesko OYJ, Class B	Food & Staples Retailing	128,084	3,329,608
Nordea Bank Abp (a)	Banks	2,359,355	19,180,989
Orion Oyj, Class B	Pharmaceuticals, Biotechnology & Life Sciences	140,123	6,436,208
Valmet Oyj	Capital Goods	53,782	1,723,629

			30,670,434

France – 8.1%
Adevinta ASA (a)	Media & Entertainment	182,493	2,711,710
BNP Paribas SA (a)	Banks	246,203	11,819,967
Capgemini SE	Software & Services	26,832	3,881,831
Carrefour SA	Food & Staples Retailing	461,247	7,830,280
CNP Assurances (a)	Insurance	89,361	1,355,867
Credit Agricole SA (a)	Banks	419,060	4,748,244
Kering SA	Consumer Durables & Apparel	18	11,827
Rexel SA (a)	Capital Goods	244,982	3,732,000
Sanofi	Pharmaceuticals, Biotechnology & Life Sciences	343,614	32,352,259
Schneider Electric SE	Capital Goods	239,813	35,138,244

			103,582,229

Germany – 9.5%
adidas AG (a)	Consumer Durables & Apparel	33	10,475
Allianz SE	Insurance	13,705	3,100,901
Brenntag AG	Capital Goods	31,906	2,502,075
Covestro AG	Materials	63,981	4,351,180
Deutsche Post AG	Transportation	543,333	26,867,828
Deutsche Telekom AG	Telecommunication Services	1,146,372	20,408,111
Evonik Industries AG	Materials	132,314	4,355,860
GEA Group AG	Capital Goods	188,541	6,521,698
Henkel AG & Co. KGaA, Pfd Shs	Household & Personal Products	36,858	3,821,691
LEG Immobilien AG	Real Estate	48,932	7,022,281
ProSiebenSat.1 Media SE (a)	Media & Entertainment	230,621	4,172,091

DOMINI IMPACT INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

January 31, 2021 (Unaudited)

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Germany (Continued)
Siemens AG	Capital Goods	125,258	$19,429,089
TeamViewer AG (a)	Software & Services	60,162	3,114,710
Telefonica Deutschland Holding AG	Telecommunication Services	786,922	2,158,913
United Internet AG	Telecommunication Services	111,357	4,837,766
Wacker Chemie AG	Materials	56,110	8,129,711

			120,804,380

Hong Kong – 4.2%
AIA Group, Ltd.	Insurance	254,800	3,071,821
Hong Kong Exchanges & Clearing, Ltd.	Diversified Financials	375,235	23,987,726
Man Wah Holdings, Ltd.	Consumer Durables & Apparel	2,934,000	6,470,599
Swire Properties, Ltd.	Real Estate	388,400	1,125,738
Techtronic Industries Co., Ltd.	Capital Goods	740,000	11,053,545
Xinyi Glass Holdings, Ltd.	Capital Goods	3,338,000	8,073,913

			53,783,342

Hungary – 0.4%
Richter Gedeon Nyrt	Pharmaceuticals, Biotechnology & Life Sciences	163,699	4,617,999

			4,617,999

India – 0.3%
Dr Reddy’s Laboratories, Ltd.	Pharmaceuticals, Biotechnology & Life Sciences	250	15,700
Kotak Mahindra Bank, Ltd. (a)	Banks	151,832	3,551,723

			3,567,423

Ireland – 0.1%
Cimpress PLC (a)	Commercial & Professional Services	14,197	1,297,464

			1,297,464

Israel – 1.3%
Check Point Software Technologies, Ltd. (a)	Software & Services	130,918	16,723,465

			16,723,465

Italy – 3.1%
A2A S.p.A.	Utilities	1,265,373	2,054,189
Banco BPM SpA (a)	Banks	3,264,117	7,151,610
DiaSorin S.p.A.	Health Care Equipment & Services	25,617	5,608,268
Intesa Sanpaolo SpA (a)	Banks	10,050,483	21,935,495
Terna Rete Elettrica Nazionale SpA	Utilities	322,575	2,341,966

			39,091,528

DOMINI IMPACT INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

January 31, 2021 (Unaudited)

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Japan – 23.9%
Aisin Seiki Co., Ltd.	Automobiles & Components	64,000	$1,968,045
Alps Alpine Co., Ltd.	Technology Hardware & Equipment	409,200	5,471,009
Benesse Holdings, Inc.	Consumer Services	107,900	2,083,797
Brother Industries, Ltd.	Technology Hardware & Equipment	500	11,155
Central Japan Railway Co.	Transportation	80	11,461
Cosmos Pharmaceutical Corp.	Food & Staples Retailing	51,400	7,840,609
Dai Nippon Printing Co., Ltd.	Commercial & Professional Services	366,541	6,321,149
Dai-ichi Life Holdings, Inc.	Insurance	1,026,000	15,640,412
Denso Corp.	Automobiles & Components	189,900	10,560,651
Eisai Co., Ltd.	Pharmaceuticals, Biotechnology & Life Sciences	150	10,953
Fancl Corp.	Household & Personal Products	258,986	9,513,351
GungHo Online Entertainment, Inc. (a)	Media & Entertainment	257,514	6,422,982
Hachijuni Bank, Ltd. (The)	Banks	488,522	1,562,683
Hino Motors, Ltd.	Capital Goods	481,900	4,155,560
Hoya Corp.	Health Care Equipment & Services	104,869	13,424,803
K’s Holdings Corp.	Retailing	245,372	3,319,462
LIXIL Corp.	Capital Goods	179,400	4,185,659
M3, Inc.	Health Care Equipment & Services	82,200	6,922,463
Medipal Holdings Corp.	Health Care Equipment & Services	299,857	6,142,427
Mitsubishi Estate Co., Ltd.	Real Estate	920,325	14,566,473
Mitsubishi Gas Chemical Co., Inc.	Materials	284,752	6,518,509
Mitsui Fudosan Co., Ltd.	Real Estate	125,600	2,550,600
MS&AD Insurance Group Holdings, Inc.	Insurance	86,510	2,490,198
Nintendo Co., Ltd.	Media & Entertainment	31,877	18,358,287
Nippon Electric Glass Co., Ltd.	Technology Hardware & Equipment	350,075	7,694,719
Nissan Motor Co., Ltd. (a)	Automobiles & Components	4,209,299	21,712,282
Nitori Holdings Co., Ltd.	Retailing	32,300	6,413,415
Nomura Real Estate Holdings, Inc.	Real Estate	430	9,609
Nomura Research Institute, Ltd.	Software & Services	39,744	1,339,391
NTN Corp. (a)	Capital Goods	5,300	14,006
NTT Data Corp.	Software & Services	230,700	3,314,694
Ono Pharmaceutical Co., Ltd.	Pharmaceuticals, Biotechnology & Life Sciences	328,500	9,810,111
ORIX Corp.	Diversified Financials	630	10,114
Otsuka Holdings Co., Ltd.	Pharmaceuticals, Biotechnology & Life Sciences	30,286	1,293,872

DOMINI IMPACT INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

January 31, 2021 (Unaudited)

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Japan (Continued)
Panasonic Corp.	Consumer Durables & Apparel	523,000	$6,792,950
Rohm Co., Ltd.	Semiconductors & Semiconductor Equipment	57,900	5,877,506
Sawai Pharmaceutical Co., Ltd.	Pharmaceuticals, Biotechnology & Life Sciences	26,500	1,211,975
Seiko Epson Corp.	Technology Hardware & Equipment	369,800	6,302,515
Seino Holdings Co., Ltd.	Transportation	455,920	5,909,152
SG Holdings Co., Ltd.	Transportation	96,200	2,467,041
Shimamura Co., Ltd.	Retailing	59,491	6,610,153
Sony Corp.	Consumer Durables & Apparel	170	16,279
Sugi Holdings Co., Ltd.	Food & Staples Retailing	36,900	2,426,114
Sumitomo Realty & Development Co., Ltd.	Real Estate	91,300	2,757,280
Sundrug Co., Ltd.	Food & Staples Retailing	187,194	7,430,295
T&D Holdings, Inc.	Insurance	108,600	1,266,209
Taiyo Yuden Co., Ltd.	Technology Hardware & Equipment	96,800	5,681,079
TDK Corp.	Technology Hardware & Equipment	14,300	2,313,298
TIS, Inc.	Software & Services	250,962	5,583,224
Toho Gas Co., Ltd.	Utilities	98,700	5,804,949
Toppan Printing Co., Ltd.	Commercial & Professional Services	540	7,684
Toyo Seikan Group Holdings, Ltd.	Materials	137,427	1,473,483
Trend Micro, Inc. (a)	Software & Services	176,100	9,696,284
Yamada Holding Co., Ltd.	Retailing	417,000	2,126,810
Yamato Holdings Co., Ltd.	Transportation	747,100	18,544,965
Yamazaki Baking Co., Ltd.	Food, Beverage & Tobacco	148,800	2,740,880

			304,705,036

Jordan – 0.6%
Hikma Pharmaceuticals PLC	Pharmaceuticals, Biotechnology & Life Sciences	248,250	8,170,511

			8,170,511

Mexico – 0.8%
Gruma SAB de C.V., Class B	Food, Beverage & Tobacco	437,345	4,865,757
Grupo Financiero Banorte SAB de C.V. (a)	Banks	1,140,200	5,756,393

			10,622,150

Netherlands – 3.2%
Akzo Nobel NV	Materials	38,243	3,897,448

DOMINI IMPACT INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

January 31, 2021 (Unaudited)

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Netherlands (Continued)
ASM International NV	Semiconductors & Semiconductor Equipment	45,029	$11,547,831
ASML Holding NV	Semiconductors & Semiconductor Equipment	3,171	1,694,734
Koninklijke Ahold Delhaize NV	Food & Staples Retailing	816,398	23,460,397

			40,600,410

Norway – 0.6%
Orkla ASA	Food, Beverage & Tobacco	445,759	4,339,461
Storebrand ASA (a)	Insurance	451,033	3,456,816

			7,796,277

Singapore – 0.5%
Mapletree Logistics Trust	Real Estate	4,535,600	6,733,529

			6,733,529

South Africa – 0.6%
Clicks Group, Ltd.	Food & Staples Retailing	312,260	5,155,065
Mr Price Group, Ltd.	Retailing	212,687	2,428,367

			7,583,432

South Korea – 0.5%
LG Electronics, Inc.	Consumer Durables & Apparel	44,989	6,142,053

			6,142,053

Spain – 1.6%
Acerinox SA	Materials	301,748	3,354,167
Banco Bilbao Vizcaya Argentaria SA	Banks	1,837,581	8,393,686
Banco de Sabadell SA	Banks	5,727,762	2,504,365
Banco Santander SA (a)	Banks	1,676,119	4,897,872
EDP Renovaveis SA	Utilities	45,333	1,242,870

			20,392,960

Sweden – 4.4%
Essity AB, Class B	Household & Personal Products	318	10,189
Getinge AB, Class B	Health Care Equipment & Services	73,204	1,894,079
Hennes & Mauritz AB, Class B (a)	Retailing	1,051,569	22,551,369
Husqvarna AB, Class B	Consumer Durables & Apparel	367,739	4,563,945
Kinnevik AB, Class B (a)	Diversified Financials	98,299	4,837,395
L E Lundbergforetagen AB, Class B (a)	Diversified Financials	32,591	1,717,058
Sandvik AB (a)	Capital Goods	840,224	20,990,547

			56,564,582

DOMINI IMPACT INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

January 31, 2021 (Unaudited)

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Switzerland – 10.0%
ABB, Ltd.	Capital Goods	158,445	$4,679,598
Adecco Group AG	Commercial & Professional Services	346,833	21,693,042
Georg Fischer AG	Capital Goods	346	432,758
Logitech International SA	Technology Hardware & Equipment	162,578	16,906,935
Lonza Group AG	Pharmaceuticals, Biotechnology & Life Sciences	29,393	18,797,562
Novartis AG	Pharmaceuticals, Biotechnology & Life Sciences	482,780	43,769,873
Sonova Holding AG (a)	Health Care Equipment & Services	4,892	1,181,667
STMicroelectronics NV	Semiconductors & Semiconductor Equipment	490,507	19,676,787

			127,138,222

Taiwan – 2.0%
ASMedia Technology, Inc.	Semiconductors & Semiconductor Equipment	39,000	2,637,744
Lite-On Technology Corp.	Technology Hardware & Equipment	932,447	1,826,234
Novatek Microelectronics Corp.	Semiconductors & Semiconductor Equipment	459,277	6,440,245
Realtek Semiconductor Corp.	Semiconductors & Semiconductor Equipment	83,000	1,335,189
United Microelectronics Corp.	Semiconductors & Semiconductor Equipment	3,533,259	6,330,764
Wistron Corp.	Technology Hardware & Equipment	1,199,000	1,336,002
Yageo Corp.	Technology Hardware & Equipment	240,000	4,899,576

			24,805,754

United Kingdom – 8.2%
3i Group PLC	Diversified Financials	288,573	4,382,629
Avast PLC	Software & Services	893,282	5,772,454
Aviva PLC	Insurance	275,447	1,262,722
Barratt Developments PLC (a)	Consumer Durables & Apparel	271,885	2,373,096
Berkeley Group Holdings PLC	Consumer Durables & Apparel	79,296	4,544,973
Bunzl PLC	Capital Goods	114,059	3,669,407
ConvaTec Group PLC	Health Care Equipment & Services	1,575,228	4,330,533
Direct Line Insurance Group PLC	Insurance	533,894	2,196,172
Inchcape PLC (a)	Retailing	320,528	2,911,531
J Sainsbury PLC	Food & Staples Retailing	1,795,735	6,010,580

DOMINI IMPACT INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

January 31, 2021 (Unaudited)

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
United Kingdom (Continued)
Legal & General Group PLC	Insurance	700,472	$2,334,859
Liberty Global PLC, Class A (a)	Telecommunication Services	357,391	8,627,419
M&G PLC	Diversified Financials	787,267	1,892,895
Persimmon PLC	Consumer Durables & Apparel	361,967	12,627,546
Phoenix Group Holdings PLC	Insurance	656,933	6,067,602
Standard Life Aberdeen PLC	Diversified Financials	2,225,736	9,182,994
Taylor Wimpey PLC (a)	Consumer Durables & Apparel	2,419,667	4,839,962
Unilever PLC	Household & Personal Products	237	13,837
Vodafone Group PLC	Telecommunication Services	10,697,115	18,308,644
Wm Morrison Supermarkets PLC	Food & Staples Retailing	1,096,562	2,695,189

			104,045,044

United States – 2.4%
Ferguson PLC	Capital Goods	160,157	18,637,027
Jazz Pharmaceuticals PLC (a)	Pharmaceuticals, Biotechnology & Life Sciences	45,301	7,044,305
QIAGEN N.V. (a)	Pharmaceuticals, Biotechnology & Life Sciences	98,148	5,314,714

			30,996,046

Total Investments – 98.6% (Cost $1,075,428,525)			1,254,708,420

Other Assets, less liabilities – 1.4%			17,747,120

Net Assets – 100.0%			$1,272,455,540

(a) Non-income producing security.

As of the date of this report, certain foreign securities were fair valued by an independent pricing service under the direction of the Board of Trustees or its delegates in accordance with the Trust’s Valuation and Pricing Policies and Procedures.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT BOND FUND

Fund Performance and Holdings

The table and bar charts below provide information as of January 31, 2021, about the percentage of the Domini Impact Bond Fund’s portfolio holdings invested in various types of debt obligations:

PORTFOLIO COMPOSITION (% OF NET ASSETS) (Unaudited)

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Domini Impact Investments. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification nor shall any such party have any liability therefrom.

AVERAGE ANNUAL TOTAL RETURNS (Unaudited)

		Investor shares	Institutional shares	Bloomberg Barclays U.S. Aggregate Index (BBUSA)

As of 1/31/21	1 Year	7.94%	8.12%	4.72%

	5 Year	4.71%	4.99%	4.00%

	10 Year	3.42%	3.42%[1]	3.75%

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. The returns reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-582-6757 or visit domini.com for performance information current to the most recent month-end, which may be lower or higher than the performance data quoted. A 2.00% redemption fee applies on sales or exchanges of shares made less than 30 days after the settlement of purchase or acquisition through exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the prospectus for further information.

Per the prospectus dated November 30, 2020, the Fund’s (gross/net) annual operating expenses totaled 1.15%/0.87%, 0.74%/0.57%, and 0.79%/0.65% for the Investor, Institutional, and Class Y shares, respectively. The Fund’s Adviser has contractually agreed to waive certain fees and/or reimburse certain ordinary operating expenses in order to limit Investor, Institutional share, and Class Y expenses to 0.87%, 0.57%, and 0.65%, respectively. These expense limitations are in effect through November 30, 2021. There can be no assurance that the Adviser will extend the expense limitations beyond such time. While in effect, the arrangement may be terminated for a class only by agreement of the Adviser and the Fund’s Board of Trustees.

The table does not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return is based on the Fund’s net asset values and assumes all dividends and capital gains were reinvested.

An investment in the Domini Impact Bond Fund is not a bank deposit and is not insured. You may lose money. The Fund is subject to certain risks, including impact investing, portfolio management, style risk, information, market, recent events, interest rate and credit risks.

During periods of rising interest rates, the Fund can lose value. Some of the Fund’s community development investments may be unrated and may carry greater credit risks than the Fund’s other holdings. The Fund currently holds a large percentage of its portfolio in mortgage-backed securities. During periods of falling interest rates, mortgage-backed securities may prepay the principal due, which may lower the Fund’s return by causing it to reinvest at lower interest rates.

Investments in derivatives can be volatile. Potential risks include currency risk, leverage risk (the risk that small market movements may result in large changes in the value of an investment), liquidity risk, index risk, pricing risk, and counterparty risk (the risk that the counterparty may be unwilling or unable to honor its obligations).

TBA (To Be Announced) securities involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation, which can adversely affect the Fund’s returns.

The reduction or withdrawal of historical financial market support activities by the U.S. Government and Federal Reserve, or other governments/central banks could negatively impact financial markets generally, and increase market, liquidity and interest rate risks which could adversely affect the Fund’s returns.

The Bloomberg Barclays U.S. Aggregate Index is an index representing securities that are U.S. domestic, taxable, and dollar denominated and covering the U.S. investment grade fixed rate bond market, with index components for government and corporate securities and asset-backed securities. You cannot invest directly in an index.

1Institutional shares were not offered prior to November 30, 2011. All performance information for time periods beginning prior to November 30, 2011 is the performance of the Investor shares. This performance has not been adjusted to reflect the lower expenses of the Institutional shares.

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS

January 31, 2021 (Unaudited)

Security	Principal Amount*	Value
Long Term Investments – 107.1%
Mortgage Backed Securities – 44.3%
Agency Collateralized Mortgage Obligations – 5.8%
Federal Home Loan Mortgage Corp.
Series 3768, Class CB, 3.500%, 12/15/25	173,517	$182,340
Series 3800, Class CB, 3.500%, 2/15/26	319,022	335,104
Series 3806, Class L, 3.500%, 2/15/26	770,927	817,161
Series 3877, Class LM, 3.500%, 6/15/26	634,639	667,574
Series 4961, Class JB, 2.500%, 12/15/42	299,432	312,650
Federal National Mortgage Association
Series 2012-17, Class BC, 3.500%, 3/25/27	368,000	398,726
Series 2017-72, Class B, 3.000%, 9/25/47	105,868	113,539
Series 2017-72, Class CD, 3.000%, 9/25/47	110,609	118,865
Series 2018-72, Class BA, 3.500%, 7/25/54	173,415	182,487
Series 2019-6, Class GJ, 3.000%, 2/25/49	139,744	148,589
Series 2020-1, Class AC, 3.500%, 8/25/58	438,927	475,746
Federal National Mortgage Association Connecticut Avenue Securities
Series 2016-C07, Class 2M2, 4.480%, (1 Month USD-LIBOR + 4.35%), 5/25/29 (a)	130,500	136,480
Series 2017-C01, Class 1M2, 3.680%, (1 Month USD-LIBOR + 3.55%), 7/25/29 (a)	83,712	86,725
Freddie Mac Multifamily Structured Pass Through Certificates
Series K103, Class X1, 0.638%, 11/25/29 (a)	8,923,261	460,672
Series K111, Class X1, 1.572%, 5/25/30 (a)	1,453,570	185,879
Series K112, Class X1, 1.433%, 5/25/30 (a)	1,504,493	177,301
Series K113, Class X1, 1.387%, 6/25/30 (a)	2,104,953	239,505
Series K114, Class X1, 1.118%, 6/25/30 (a)	1,933,848	180,111
Series K119, Class X1, 0.933%, 9/25/30 (a)	4,983,115	390,544
Series K121, Class X1, 1.029%, 10/25/30 (a)	664,901	57,098
Series K122, Class X1, 0.883%, 11/25/30 (a)	364,957	27,418
Series K740, Class X1, 0.762%, 9/25/27 (a)	1,299,496	58,744
Series KG03, Class X1, 1.381%, 6/25/30 (a)	3,210,000	356,397
Series KG04, Class X1, 0.854%, 11/25/30 (a)	2,419,845	174,067
Series KSG1, Class X1, 1.156%, 9/25/30 (a)	4,069,303	366,704
FREMF Mortgage Trust
Series 2017-K64, Class B, 3.981%, 5/25/50 (a)(b)	70,000	78,158
Series 2017-K65, Class B, 4.073%, 7/25/50 (a)(b)	155,000	173,626
Series 2017-K66, Class B, 4.035%, 7/25/27 (a)(b)	136,000	152,559
Series 2017-K67, Class B, 3.944%, 9/25/49 (a)(b)	85,000	94,985
Series 2017-K67, Class C, 3.944%, 9/25/49 (a)(b)	100,000	109,857
Series 2017-K68, Class B, 3.844%, 10/25/49 (a)(b)	90,000	100,023
Series 2017-K69, Class C, 3.726%, 10/25/49 (a)(b)	40,000	43,432
Series 2017-K71, Class B, 3.753%, 11/25/50 (a)(b)	220,000	243,657
Series 2017-K71, Class C, 3.753%, 11/25/50 (a)(b)	65,000	70,725
Series 2017-K725, Class B, 3.878%, 2/25/50 (a)(b)	100,000	108,544
Series 2017-K726, Class B, 3.984%, 7/25/49 (a)(b)	175,000	188,688
Series 2017-K729, Class B, 3.675%, 11/25/49 (a)(b)	250,000	268,994
Series 2017-K729, Class C, 3.675%, 11/25/49 (a)(b)	90,000	95,498

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

January 31, 2021 (Unaudited)

Security	Principal Amount*	Value
Agency Collateralized Mortgage Obligations (Continued)
Series 2018-K154, Class B, 4.021%, 11/25/32 (a)(b)	67,000	$62,390
Series 2018-K77, Class B, 4.160%, 5/25/51 (a)(b)	355,000	402,822
Series 2018-KW07, Class B, 4.081%, 10/25/31 (a)(b)	461,000	476,308
Series 2019-100, Class C, 3.490%, 11/25/52 (a)(b)	380,000	401,667
Series 2019-K103, Class B, 3.453%, 12/25/51 (a)(b)	525,000	576,473
Series 2019-K736, Class C, 3.758%, 7/25/26 (a)(b)	400,000	429,300
Series 2019-K95, Class C, 3.919%, 8/25/52 (a)(b)	307,000	336,905
Series 2019-K97 Class C, 3.764%, 9/25/51 (a)(b)	204,000	223,255
Series K104, Class B, 3.539%, 2/25/52 (a)(b)	520,000	574,713
STACR Trust, Series 2018-HRP1, Class M2, 1.780%, (1 Month USD-LIBOR + 1.65%), 4/25/43 (a)(b)	52,657	52,451

		11,915,456

Commercial Mortgage-Backed Securities – 5.3%
BANK
Series 2017-BNK8, Class ASB, 3.314%, 11/15/50	147,000	162,151
Series BN18, Class XA, 0.902%, 5/15/62 (a)	2,145,882	138,088
Series BN24, Class XA, 0.648%, 11/15/62 (a)	5,553,978	276,156
Series BN28, Class XA, 1.786%, 3/15/63 (a)	1,938,003	277,019
Benchmark Mortgage Trust
Series 2019-B10, Class XA, 1.229%, 3/15/62 (a)	2,339,899	188,432
Series 2020-B18, Class XA, 1.919%, 7/15/53 (a)	504,782	59,949
Series 2020-B22, Class XA, 1.523%, 1/15/54 (a)	886,921	111,257
BWAY Mortgage Trust
Series 2013-1515, Class A1, 2.809%, 3/10/33 (b)	100,586	104,982
Series 2013-1515, Class A2, 3.454%, 3/10/33 (b)	1,000,000	1,089,218
CityLine Commercial Mortgage Trust, Series 2016-CLNE, Class A, 2.778%, 11/10/31 (a)(b)	310,000	324,645
COMM Mortgage Trust
Series 2013-WWP, Class A2, 3.424%, 3/10/31 (b)	640,000	675,919
Series 2013-WWP, Class B, 3.726%, 3/10/31 (b)	644,000	683,696
Series 2020-CX, Class D, 2.683%, 11/10/46 (a)(b)	100,000	100,785
Series LC19, Class A4, 3.183%, 2/10/48	291,000	318,054
Series LC6, Class A4, 2.941%, 1/10/46	304,902	316,694
CPT Mortgage Trust, Series 2019-CPT, Class A, 2.865%, 11/13/39 (b)	240,000	262,851
DBJPM Mortgage Trust, Series 2020-C9, Class XA, 1.714%, 9/15/53 (a)	643,635	69,521
DC Office Trust, Series 2019-MTC, Class A, 2.965%, 9/15/45 (b)	370,000	405,940
GS Mortgage Securities Corp. Trust, Series 2017-500K, Class A, 0.827%, (1 Month USD-LIBOR + 0.7%), 7/15/32 (a)(b)	395,000	395,289
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2018-AON, Class A, 4.128%, 7/5/31 (b)	555,000	598,359
MAD Mortgage Trust, Series 2017-330M, Class A, 3.294%, 8/15/34 (a)(b)	729,000	765,880
MKT Mortgage Trust, Series 2020-525M, Class A, 2.694%, 2/12/40 (b)	600,000	648,878

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

January 31, 2021 (Unaudited)

Security	Principal Amount*	Value
Commercial Mortgage-Backed Securities (Continued)
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C12, Class A4, 4.259%, 10/15/46 (a)	300,000	$323,412
Series 2014-C15, Class A4, 4.051%, 4/15/47	300,000	328,831
Series 2014-C19, Class A4, 3.526%, 12/15/47	180,167	197,492
Morgan Stanley Capital I Trust
Series 2017-CLS, Class A, 0.826%, (1 Month USD-LIBOR + 0.7%), 11/15/34 (a)(b)	531,000	531,645
Series 2017-CLS, Class F, 2.726%, (1 Month USD-LIBOR + 2.6%), 11/15/34 (a)(b)	261,000	262,434
One Market Plaza Trust, Series 2017-1MKT, Class A, 3.614%, 2/10/32 (b)	710,000	737,705
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS3, Class A4, 3.617%, 9/15/57	340,000	381,022

		10,736,304

Federal Home Loan Mortgage Corporation – 2.0%
Federal Home Loan Mortgage Corp. 2.500%, 8/1/27	37,524	39,507
2.500%, 11/1/27	100,077	105,911
3.000%, 1/1/27	142,710	152,721
3.000%, 7/1/42	40,190	42,644
3.000%, 5/1/45	345,461	374,566
3.015%, (12 Month USD-LIBOR + 1.629%), 10/1/43 (a)	51,026	53,014
3.500%, 12/1/32	172,646	189,686
3.500%, 6/1/48	985,318	1,048,032
4.000%, 2/1/37	50,001	55,204
4.000%, 8/1/39	36,835	40,796
4.000%, 10/1/39	75,471	83,025
4.000%, 10/1/39	65,672	72,654
4.000%, 11/1/39	34,436	37,942
4.000%, 10/1/40	99,461	111,009
4.000%, 11/1/40	105,424	115,436
4.000%, 11/1/40	18,113	20,065
4.000%, 11/1/40	12,448	13,673
4.000%, 12/1/40	50,718	55,535
4.000%, 6/1/41	8,690	9,342
4.500%, 4/1/35	86,428	96,002
4.500%, 9/1/35	110,182	122,311
4.500%, 7/1/36	88,693	98,972
4.500%, 6/1/39	172,798	193,695
4.500%, 9/1/40	26,816	30,140
4.500%, 2/1/41	54,398	61,031
5.000%, 8/1/33	15,385	17,760
5.000%, 10/1/33	7,963	8,934
5.000%, 4/1/35	19,130	22,245
5.000%, 7/1/35	123,578	143,693
5.000%, 7/1/35	21,075	24,492
5.000%, 1/1/37	76,925	89,416
5.000%, 7/1/40	55,376	63,641

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

January 31, 2021 (Unaudited)

Security	Principal Amount*	Value
Federal Home Loan Mortgage Corporation (Continued)
5.000%, 4/1/41	51,649	$60,082
5.500%, 12/1/36	78,588	91,805
5.500%, 8/1/40	110,690	129,854
6.000%, 8/1/36	12,717	15,303
6.000%, 7/1/39	75,083	90,453

		3,980,591

Federal National Mortgage Association – 23.2%
Federal National Mortgage Association
2.000%, 10/1/27	133,649	140,669
2.000%, 1/1/28	110,930	116,390
2.500%, 6/1/24	161,051	169,105
2.500%, 11/1/31	67,967	71,471
2.500%, 12/1/31	23,090	24,302
2.500%, 12/1/43	162,002	171,474
2.500%, 4/1/45	172,393	184,391
2.793%, (12 Month USD-LIBOR + 1.58%), 5/1/44 (a)	35,682	36,951
3.000%, 8/1/46	56,170	59,633
3.000%, 10/1/46	967,099	1,026,557
3.000%, 11/1/46	1,145,377	1,215,791
3.000%, 12/1/46	439,808	467,952
3.500%, 12/1/31	9,014	9,663
3.500%, 1/1/32	152,761	163,831
3.500%, 1/1/32	87,079	93,342
3.500%, 10/1/32	128,294	140,928
3.500%, 6/1/46	798,992	861,140
3.500%, 1/1/48	695,996	740,358
4.000%, 11/1/30	15,989	17,279
4.000%, 10/1/33	94,161	103,256
4.000%, 12/1/36	28,596	31,648
4.000%, 8/1/39	38,939	43,033
4.000%, 10/1/39	25,906	28,675
4.000%, 12/1/39	35,395	38,976
4.000%, 1/1/40	306,345	337,505
4.000%, 3/1/40	36,461	39,914
4.000%, 8/1/40	80,392	88,556
4.000%, 8/1/40	13,739	15,080
4.000%, 10/1/40	134,530	150,109
4.000%, 10/1/40	26,132	28,819
4.000%, 11/1/40	29,869	32,669
4.000%, 11/1/40	18,133	20,068
4.000%, 12/1/40	57,311	65,028
4.000%, 2/1/41	67,127	73,880
4.500%, 8/1/35	27,255	30,264
4.500%, 8/1/36	29,874	33,302
4.500%, 8/1/38	67,965	76,497
4.500%, 3/1/39	87,577	98,575
4.500%, 9/1/39	35,258	39,548
4.500%, 2/1/40	39,250	44,179

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

January 31, 2021 (Unaudited)

Security	Principal Amount*	Value
Federal National Mortgage Association (Continued)
4.500%, 8/1/40	90,059	$101,363
4.500%, 1/1/41	29,871	33,445
4.500%, 9/1/41	56,866	63,917
5.000%, 10/1/39	3,514	4,058
5.500%, 8/1/37	52,744	61,659
6.000%, 12/1/35	30,258	35,693
6.000%, 3/1/36	172,209	207,336
6.000%, 6/1/36	61,205	73,706
6.000%, 8/1/37	16,180	19,480
6.000%, 3/1/38	29,521	35,555
TBA 15 Yr, 2.000%, 2/18/36 (c)	4,300,000	4,490,981
TBA 15 Yr, 3.000%, 2/18/36 (c)	1,700,000	1,796,090
TBA 30 Yr, 2.000%, 2/12/51 (c)	9,380,000	9,677,522
TBA 30 Yr, 2.000%, 3/11/51 (c)	9,100,000	9,372,289
TBA 30 Yr, 3.000%, 2/12/51 (c)	2,900,000	3,049,701
TBA 30 Yr, 3.000%, 3/11/51 (c)	2,900,000	3,050,834
TBA 30 Yr, 3.500%, 2/12/51 (c)	900,000	956,883
TBA 30 Yr, 3.500%, 3/11/51 (c)	800,000	851,031
TBA 30 Yr, 4.000%, 2/12/51 (c)	2,900,000	3,109,967
TBA 30 Yr, 4.000%, 3/11/51 (c)	2,900,000	3,112,799

		47,235,117

Government National Mortgage Association – 8.0%
Government National Mortgage Association
TBA 30 Yr, 3.000%, 2/20/51 (c)	7,600,000	7,966,789
TBA 30 Yr, 3.500%, 2/20/51 (c)	5,300,000	5,615,102
TBA 30 Yr, 4.000%, 2/20/51 (c)	1,600,000	1,710,844
TBA 30 Yr, 4.500%, 2/20/51 (c)	900,000	969,609

		16,262,344

Total Mortgage Backed Securities (Cost $88,457,023)		90,129,812

Corporate Bonds and Notes – 34.8%
Communications – 2.6%
Alibaba Group Holding, Ltd., 2.800%, 6/6/23	200,000	209,365
Amazon.com, Inc.
3.875%, 8/22/37	200,000	243,257
4.800%, 12/5/34	325,000	433,650
AT&T, Inc.
2.750%, 6/1/31	1,000,000	1,044,607
3.550%, 9/15/55 (b)	572,000	545,290
CBS Corp., 2.900%, 1/15/27	400,000	436,080
Charter Communications Operating LLC/Charter Communications Operating Capital, 6.484%, 10/23/45	300,000	410,638
Cox Communications, Inc.
3.150%, 8/15/24 (b)	165,000	178,391
3.850%, 2/1/25 (b)	10,000	11,115

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

January 31, 2021 (Unaudited)

Security	Principal Amount*	Value
Communications (Continued)
eBay, Inc., 3.600%, 6/5/27	195,000	$221,203
Gray Television, Inc., 5.875%, 7/15/26 (b)	200,000	207,875
Millicom International Cellular SA, 4.500%, 4/27/31 (b)	950,000	1,008,363
Verizon Communications, Inc., 3.376%, 2/15/25	57,000	62,713
Vodafone Group PLC
4.375%, 2/19/43	70,000	83,771
6.150%, 2/27/37	185,000	260,341

		5,356,659

Consumer, Cyclical – 3.0%
Aptiv Corp., 4.150%, 3/15/24	401,000	441,606
Core & Main L.P., 6.125%, 8/15/25 (b)	45,000	46,097
Home Depot, Inc. (The), 5.950%, 4/1/41	420,000	635,106
Kohl’s Corp., 9.500%, 5/15/25	405,000	523,986
Lennar Corp., 4.125%, 1/15/22	245,000	250,420
Marriott International, Inc., 2.875%, 3/1/21	1,025,000	1,024,619
O’Reilly Automotive, Inc., 3.800%, 9/1/22	155,000	162,029
Starbucks Corp.
2.550%, 11/15/30	990,000	1,049,533
3.750%, 12/1/47	275,000	311,124
4.450%, 8/15/49	750,000	943,922
Toll Brothers Finance Corp., 4.350%, 2/15/28	600,000	668,136

		6,056,578

Consumer, Non-cyclical – 10.2%
Advocate Health & Hospitals Corp., 2.211%, 6/15/30	325,000	334,348
Allina Health System, 4.805%, 11/15/45	291,000	378,395
Amgen, Inc.
2.300%, 2/25/31	1,000,000	1,041,540
3.200%, 11/2/27	525,000	590,122
Banner Health, 2.338%, 1/1/30	1,000,000	1,050,230
Biogen, Inc., 5.200%, 9/15/45	400,000	536,209
Bon Secours Mercy Health, Inc., 1.350%, 6/1/25	155,000	158,014
Boston Medical Center Corp., 4.519%, 7/1/26	705,000	787,269
Bristol-Myers Squibb Co., 3.875%, 8/15/25	325,000	368,249
City of Hope, 5.623%, 11/15/43	250,000	361,465
CommonSpirit Health senior secured note
2.782%, 10/1/30	185,000	195,096
3.347%, 10/1/29	600,000	665,130
Conservation Fund A Nonprofit Corp. (The), 3.474%, 12/15/29	800,000	877,621
Dignity Health
4.500%, 11/1/42	408,000	480,733
5.267%, 11/1/64	250,000	342,476
Emergent BioSolutions, Inc., 3.875%, 8/15/28 (b)	500,000	514,207
ERAC USA Finance LLC, 3.850%, 11/15/24 (b)	500,000	556,867
Fred Hutchinson Cancer, 3.949%, 1/1/50	900,000	1,055,308
Gartner, Inc., 3.750%, 10/1/30 (b)	160,000	165,200

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

January 31, 2021 (Unaudited)

Security	Principal Amount*	Value
Consumer, Non-cyclical (Continued)
Gilead Sciences, 1.650%, 10/1/30	300,000	$296,931
Hologic, Inc., 3.250%, 2/15/29 (b)	695,000	706,728
Howard University
2.657%, 10/1/26	100,000	103,884
3.476%, 10/1/41	1,850,000	1,900,247
John D and Catherine T MacArthur Foundation, 1.299%, 12/1/30	1,440,000	1,399,565
Kaiser Foundation Hospitals, 3.150%, 5/1/27	185,000	208,874
McCormick & Co, Inc., 2.500%, 4/15/30	155,000	164,522
Memorial Sloan-Kettering Cancer Center, Series 2015, 4.200%, 7/1/55	10,000	13,123
Northeastern University, 5.285%, 3/1/32	100,000	118,650
Ochsner Clinic Foundation, 5.897%, 5/15/45	400,000	567,052
Orlando Health Obligated Group, 4.416%, 10/1/44	395,000	428,042
PeaceHealth Obligated Group, 1.375%, 11/15/25	1,000,000	1,021,823
Royalty Pharma, 3.300%, 9/2/40 (b)	1,250,000	1,292,991
Rush Obligated Group, 3.922%, 11/15/29	375,000	440,153
Stanford Health Care, 3.310%, 8/15/30	595,000	675,859
Thermo Fisher Scientific, Inc.
2.375%, 4/15/32	305,000	444,258
4.133%, 3/25/25	375,000	424,214

		20,665,395

Energy – 0.5%
Azure Power Solar Energy Pvt, Ltd., 5.650%, 12/24/24 (b)	500,000	534,100
Greenko Dutch BV, 5.250%, 7/24/24 (b)	545,000	564,544

		1,098,644

Financial – 11.5%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.500%, 5/26/22	775,000	799,999
AIA Group, Ltd., 4.500%, 3/16/46 (b)	325,000	417,742
Air Lease Corp., 3.625%, 12/1/27	500,000	546,304
American International Group, Inc., 3.900%, 4/1/26	380,000	430,283
American Tower Corp.
3.375%, 5/15/24	235,000	254,613
5.000%, 2/15/24	362,000	407,959
AXA SA, 8.600%, 12/15/30	400,000	625,136
Bank of America Corp.
Series MTN, 2.456%, (3 Month USD-LIBOR + 0.87%), 10/22/25 (a)	545,000	577,493
Series MTN, 3.124%, (3 Month USD-LIBOR + 1.16%), 1/20/23 (a)	725,000	744,058
BlackRock, Inc., 1.900%, 1/28/31	740,000	755,540
BlueHub Loan Fund, Inc., 2.890%, 1/1/27	600,000	599,160
BNP Paribas SA, 3.800%, 1/10/24 (b)	245,000	265,923
Boston Properties L.P., 3.650%, 2/1/26	430,000	484,344
BPCE SA
3.000%, 5/22/22 (b)	250,000	258,627
4.875%, 4/1/26 (b)	500,000	582,250

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

January 31, 2021 (Unaudited)

Security	Principal Amount*	Value
Financial (Continued)
Brandywine Operating Partnership L.P., 4.550%, 10/1/29	500,000	$556,389
Brighthouse Financial, Inc., 5.625%, 5/15/30	890,000	1,090,584
Citigroup, Inc.
1.678%, (SOFR + 1.667), 5/15/24 (a)	1,000,000	1,025,999
3.352%, (3 Month USD-LIBOR + 0.8966%), 4/24/25 (a)	475,000	514,076
Cooperatieve Rabobank UA
3.875%, 9/26/23 (b)	250,000	272,793
3.950%, 11/9/22	375,000	397,337
Credit Agricole SA, 4.125%, 1/10/27 (b)	510,000	585,915
Crown Castle International Corp., 3.700%, 6/15/26	300,000	336,636
Discover Financial Services, 3.750%, 3/4/25	325,000	357,251
Duke Realty L.P., 3.625%, 4/15/23	200,000	211,717
Fifth Third Bancorp, 8.250%, 3/1/38	425,000	722,977
HAT Holdings I LLC/HAT Holdings II LLC, 6.000%, 4/15/25 (b)	450,000	478,687
Huntington Bancshares, Inc., 3.150%, 3/14/21	425,000	425,420
ING Groep NV, 4.625%, 1/6/26 (b)	750,000	875,573
Kimco Realty Corp., 3.400%, 11/1/22	160,000	167,455
Marsh & McLennan Cos., Inc., 3.300%, 3/14/23	100,000	105,686
Massachusetts Mutual Life Insurance Co., 3.375%, 4/15/50 (b)	550,000	588,525
Morgan Stanley, 3.950%, 4/23/27	210,000	240,487
Nationwide Mutual Insurance Co., 4.350%, 4/30/50 (b)	550,000	623,697
New York Life Insurance Co., 3.750%, 5/15/50 (b)	160,000	185,043
Nuveen Finance LLC, 4.125%, 11/1/24 (b)	160,000	180,203
Prologis L.P., 3.250%, 10/1/26	165,000	185,527
Prudential PLC, 3.125%, 4/14/30	155,000	172,820
Regency Centers L.P., 3.750%, 6/15/24	300,000	323,706
Reinsurance Group of America, Inc.
3.950%, 9/15/26	250,000	287,424
Series MTN, 4.700%, 9/15/23	164,000	180,911
SBA Tower Trust, 3.168%, 4/11/22 (b)	290,000	292,518
Scentre Group Trust 1/Scentre Group Trust 2, 4.375%, 5/28/30 (b)	615,000	713,373
Standard Chartered PLC, 5.700%, 3/26/44 (b)	250,000	334,809
Truist Financial Corp., Series MTN, 3.875%, 3/19/29	575,000	665,082
U.S. Bancorp, Series MTN, 3.600%, 9/11/24	493,000	544,696
Unum Group, 4.500%, 3/15/25	415,000	472,076
USAA Capital Corp., 2.125%, 5/1/30 (b)	885,000	923,936
Ventas Realty L.P., 3.500%, 2/1/25	500,000	549,169

		23,337,928

Industrial – 1.7%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 5.250%, 8/15/27 (b)	360,000	374,490
CNH Industrial Capital LLC, 4.875%, 4/1/21	750,000	755,430
Klabin Austria GmbH, 5.750%, 4/3/29 (b)	480,000	554,880
Nature Conservancy (The), Series A, 1.154%, 7/1/27 (c)	430,000	430,000
WRKCo, Inc., 3.000%, 9/15/24	375,000	403,603

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

January 31, 2021 (Unaudited)

Security	Principal Amount*	Value
Industrial (Continued)
Xylem, Inc., 2.250%, 1/30/31	900,000	$932,095

		3,450,498

Technology – 2.6%
Apple, Inc., 2.650%, 5/11/50	300,000	302,065
Black Knight InfoServ LLC, 3.625%, 9/1/28 (b)	330,000	334,356
Broadcom, Inc., 4.150%, 11/15/30	1,010,000	1,144,899
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc., 5.750%, 3/1/25 (b)	395,000	405,645
Hewlett Packard Enterprise Co., 4.650%, 10/1/24	1,200,000	1,360,762
HP, Inc., 3.000%, 6/17/27	1,250,000	1,371,413
Micron Technology, Inc., 4.640%, 2/6/24	260,000	289,198
Microsoft Corp., 3.700%, 8/8/46	5,000	6,142

		5,214,480

Utilities – 2.7%
Aegea Finance S.a.r.l., 5.750%, 10/10/24 (b)	370,000	388,522
Clearway Energy Operating LLC, 4.750%, 3/15/28 (b)	800,000	861,840
Consolidated Edison Co of New York, Inc.
3.950%, 4/1/50	915,000	1,085,199
Series A, 4.125%, 5/15/49	155,000	188,846
EDP Finance B.V., 1.710%, 1/24/28 (b)	1,000,000	994,815
NSTAR Electric Co., 3.950%, 4/1/30	830,000	992,507
Pattern Energy Operations L.P./Pattern Energy Operations, Inc., 4.500%, 8/15/28 (b)	475,000	503,251
Public Service Co. of Colorado, 4.100%, 6/15/48	420,000	526,691

		5,541,671

Total Corporate Bonds and Notes (Cost $64,363,693)		70,721,853

Municipal Bonds – 11.8%
American Municipal Power-Ohio, Inc., (Meldahl Hydroelectric Project), 6.270%, 2/15/50	490,000	714,881
California Health Facilities Financing Authority, 2.984%, 6/1/33	760,000	815,282
Chicago Transit Authority Sales Tax Receipts Fund, 3.912%, 12/1/40	260,000	294,674
Colorado Health Facilities Authority, 4.480%, 12/1/40	940,000	1,019,740
Cook County Community High School District No. 228, IL, 5.019%, 12/1/41 (Insurer AGM)	435,000	564,091
County of Riverside, CA
2.963%, 2/15/27	670,000	726,736
3.070%, 2/15/28	670,000	730,997
District of Columbia, (Ingleside at Rock Creek) 3.432%, 4/1/42	430,000	466,283
4.125%, 7/1/27	500,000	509,580
Florida Development Finance Corp., 4.009%, 4/1/40	925,000	991,174

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

January 31, 2021 (Unaudited)

Security	Principal Amount*	Value
Municipal Bonds (Continued)
Illinois
3.860%, 4/1/21	215,000	$215,565
5.100%, 6/1/33	335,000	375,170
Illinois Finance Authority, 3.510%, 5/15/41	1,000,000	1,053,730
Inland Valley Development Agency, 5.500%, 3/1/33 (Insurer AGM)	70,000	78,124
Lancaster County Hospital Authority, PA, (Brethren Village)
5.000%, 7/1/24	165,000	177,573
5.000%, 7/1/25	135,000	147,776
Maryland Health and Higher Educational Facilities Authority, (Meritus Medical Center)
3.968%, 7/1/27	205,000	233,766
4.168%, 7/1/29	40,000	46,468
Massachusetts Development Finance Agency, (NewBridge on the Charles, Inc.), 4.000%, 10/1/27	100,000	109,570
Massachusetts Educational Financing Authority, 2.306%, 7/1/25	200,000	207,524
Massachusetts Health and Educational Facilities Authority, (Northeastern University), 6.432%, 10/1/35	420,000	568,995
Metropolitan Transportation Authority
5.000%, 11/15/50	240,000	295,886
5.175%, 11/15/49	855,000	1,142,383
Michigan Finance Authority, (City of Detroit), 2.741%, 4/1/21	320,000	321,258
New Jersey Educational Facilities Authority, 3.958%, 7/1/48 (Insurer AGM)	1,000,000	1,035,920
New York Transportation Development Corp., 4.248%, 9/1/35	610,000	672,720
New York Transportation Development Corp., (LaGuardia Airport Terminal B Redevelopment), 3.473%, 7/1/28	500,000	510,145
Oklahoma Development Finance Authority, (OU Medicine)
4.650%, 8/15/30 (Insurer AGM)	130,000	153,401
5.450%, 8/15/28	770,000	891,860
Oklahoma State University
3.427%, 9/1/36	100,000	107,849
3.627%, 9/1/40	880,000	934,692
Oregon Health and Science University, 5.000%, 7/1/45	350,000	467,414
Oregon State University, 3.424%, 3/1/60 (Insurer BAM)	1,000,000	1,029,150
Pennsylvania Industrial Development Authority, 3.556%, 7/1/24 (b)	505,000	531,876
Philadelphia, PA, Water and Wastewater Revenue, 4.189%, 10/1/37	665,000	745,172
Regents of the University of California Medical Center Pooled Revenue, 3.706%, 5/15/20	900,000	993,771
Sacramento, CA, 5.730%, 8/15/23 (Insurer NATL)	340,000	371,749
San Bernardino County, CA, Pension Obligation Revenue, 6.020%, 8/1/23 (Insurer AGM)	200,000	214,252

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

January 31, 2021 (Unaudited)

Security	Principal Amount*	Value
Municipal Bonds (Continued)
Shelby County, Health, Educational and Housing Facilities Board, (Trezevant Manor Project)
4.000%, 9/1/21	250,000	$249,938
4.000%, 9/1/22	250,000	249,615
Southern Ohio Port Authority, 6.500%, 12/1/30 (b)	470,000	508,065
State Board of Administration Finance Corp., 1.258%, 7/1/25	375,000	385,838
Sustainable Energy Utility, Inc., 2.344%, 9/15/29	900,000	919,593
Washington Housing Finance Commission, (Presbyterian Retirement Communities), 4.000%, 1/1/24	300,000	305,319
Washington Housing Finance Commission, (Transforming Age), 3.000%, 1/1/25	985,000	980,971

Total Municipal Bonds (Cost $22,158,151)		24,066,536

U.S. Government Agency Obligations – 7.4%
Federal Farm Credit Banks Funding Corp.
2.625%, 10/15/49	1,140,000	1,218,294
2.780%, 11/2/37	1,800,000	2,032,863
3.430%, 4/6/45	1,000,000	1,229,100
3.660%, 3/7/44	974,000	1,234,461
Federal Home Loan Banks , 2.375%, 3/14/25	2,710,000	2,933,236
Federal Home Loan Mortgage Corp. , 1.500%, 2/12/25	5,600,000	5,859,537
Federal National Mortgage Association , 5.625%, 7/15/37	391,000	610,188

Total U.S. Government Agencies (Cost $14,059,790)		15,117,679

Senior Floating Rate Interests – 4.3%
Consumer Discretionary – 1.5%
American Builders & Contractors Supply Co., Inc. 2019 Term Loan, 2.121%, (1 mo. USD LIBOR + 2.000%), 1/15/27 (a)	493,750	492,961
Charter Communications Operating, LLC 2019 Term Loan B2, 1.880%, (1 mo. USD LIBOR + 1.750%), 2/1/27 (a)	286,700	286,700
Harbor Freight Tools USA, Inc. 2020 Term Loan B, 4.000%, (1 mo. USD LIBOR + 3.250%), 10/19/27 (a)	576,004	577,547
Nexstar Broadcasting, Inc. 2018 Term Loan B3, 2.371%, (1 mo. USD LIBOR + 2.250%), 1/17/24 (a)	105,090	105,064
UPC Broadband Holding B.V. 2020 USD Term Loan B1 3.627%, (1 mo. USD LIBOR + 3.500%), 1/31/29 (a)	670,000	671,629
3.627%, (1 mo. USD LIBOR + 3.500%), 1/31/29 (a)	670,000	671,629
USI, Inc. 2017 Repriced Term Loan, 3.254%, (3 mo. USD LIBOR + 3.000%), 5/16/24 (a)	169,312	168,360
Wyndham Hotels & Resorts, Inc. Term Loan B, 1.871%, (1 mo. USD LIBOR + 1.750%), 5/30/25 (a)	127,075	126,479

		3,100,369

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

January 31, 2021 (Unaudited)

Security	Principal Amount*		Value
Consumer Staples – 0.0%
Coty, Inc. 2018 USD Term Loan B, 2.382%, (1 mo. USD LIBOR + 2.250%), 4/7/25 (a)	126,628		$119,644

			119,644

Financials – 0.1%
Iron Mountain, Inc. 2018 Term Loan B, 1.871%, (1 mo. USD LIBOR + 1.750%), 1/2/26 (a)	141,012		140,484

			140,484

Health Care – 1.2%
Adevinta ASA EUR Term Loan B, 0.000%, 10/13/27 (a)	185,000	EUR	226,021
Biogroup-LCD 2020 EUR Add on Term Loan B 4.750%, (3 mo. EUR EURIBOR + 4.750%), 4/25/26 (a)	170,000	EUR	206,662
0.000%, 1/28/28 (a)	465,000	EUR	565,674
Nets Holding A/S EUR Term Loan B1E, 3.250%, (3 mo. EUR EURIBOR + 3.250%), 2/6/25 (a)	176,389	EUR	214,362
Verisure Holding AB 2021 EUR Term Loan, 0.000%, 1/15/28 (a)	900,000	EUR	1,095,032
Zephyr German BidCo GmbH EUR Term Loan B, 0.000%, 1/21/28 (a)	100,000	EUR	121,490

			2,429,241

Information Technology – 0.1%
Blackhawk Network Holdings, Inc. 2018 1st Lien Term Loan, 3.121%, (1 mo. USD LIBOR + 3.000%), 6/15/25 (a)	175,500		173,471
SS&C Technologies Inc. 2018 Term Loan B3, 1.871%, (1 mo. USD LIBOR + 1.750%), 4/16/25 (a)	56,796		56,594

			230,065

Utilities – 1.4%
Adient US LLC Term Loan B, 4.463%, (3 mo. USD LIBOR + 4.250%), 5/6/24 (a)	221,625		222,525
Altice France S.A. USD Term Loan B12, 3.814%, (1 mo. USD LIBOR + 3.688%), 1/31/26 (a)	471,024		470,877
CHG PPC Parent LLC 2018 Term Loan B, 2.871%, (1 mo. USD LIBOR + 2.750%), 3/31/25 (a)	97,500		96,708
Diamond (BC) B.V. USD Term Loan, 3.212%, (3 mo. USD LIBOR + 3.000%), 9/6/24 (a)	145,500		145,121
Finastra USA, Inc. USD 1st Lien Term Loan, 4.500%, (6 mo. USD LIBOR + 3.500%), 6/13/24 (a)	252,600		248,315
Go Daddy Operating Company, LLC 2017 Repriced Term Loan
1.871%, (1 mo. USD LIBOR + 1.750%), 2/15/24 (a)	184,540		184,668
2.621%, (1 mo. USD LIBOR + 2.500%), 8/10/27 (a)	308,450		309,084
MA FinanceCo., LLC USD Term Loan B3, 2.871%, (1 mo. USD LIBOR + 2.750%), 6/21/24 (a)	28,980		28,785
Russell Investments US Inst’l Holdco, Inc. 2020 Term Loan, 4.000%, (3 mo. USD LIBOR + 3.000%), 5/30/25 (a)	387,551		387,672

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

January 31, 2021 (Unaudited)

Security	Principal Amount*		Value
Utilities (Continued)
Seattle Spinco, Inc. USD Term Loan B3, 2.871%, (1 mo. USD LIBOR + 2.750%), 6/21/24 (a)	195,711		$194,390
SS&C Technologies Holdings Europe S.A.R.L. 2018 Term Loan B4, 1.871%, (1 mo. USD LIBOR + 1.750%), 4/16/25 (a)	43,249		43,095
Zelis Healthcare Corporation Term Loan B, 4.871%, (1 mo. USD LIBOR + 4.750%), 9/30/26 (a)	472,613		473,696

			2,804,936

Total Senior Floating Rate Interests (Cost $8,770,945)			8,824,739

Foreign Government & Agency Securities – 3.6%
City of Toronto Canada, 2.600%, 9/24/39	1,060,000	CAD	871,615
Hong Kong Government International Bond, 2.500%, 5/28/24 (b)	750,000		799,129
Japan Treasury Discount Bill, 0.000%, 3/15/21	414,600,000	JPY	3,960,512
Republic of Chile, 0.830%, 7/2/31	1,370,000	EUR	1,734,368

Total Foreign Government & Agency Securities (Cost $7,086,793)			7,365,624

Asset Backed Securities – 0.6%
Carmax Auto Owner Trust Series 2017-4, Class C, 2.700%, 10/16/23	250,000		254,531
Corevest American Finance Trust Series 2020-4 Class C, 2.250%, 12/15/52 (b)	100,000		99,740
Mosaic Solar Loan Trust Series 2020-2A, Class A, 1.440%, 8/20/46 (b)	220,797		220,401
SBA Tower Trust Series 2014-2A, Class C, 3.869%, 10/15/49 (b)(d)	500,000		534,191

Total Asset Backed Securities (Cost $1,069,041)			1,108,863

Certificates of Deposit – 0.3%
Self-Help Credit Union, 2.200%, 6/25/21	100,000		100,891
Self-Help Federal Credit Union, 2.500%, 6/27/22	400,000		413,765

Total Certificates of Deposit (Cost $500,000)			514,656

Total Long Term Investments (Cost $206,465,436)			217,849,762

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

January 31, 2021 (Unaudited)

Security	Principal Amount*	Value

Short Term Investments – 14.7%
U.S. Government Agency Obligations – 14.7%
Federal Home Loan Bank Discount Notes
0.000%, 2/17/21	15,000,000	$14,999,800
0.000%, 2/24/21	15,000,000	14,999,713

Total Short Term Investments (Cost $29,998,823)		29,999,513

Total Investments–121.8% (Cost $236,464,259)		247,849,275

Other Liabilities, less assets – (21.8)%		(44,380,830)

Net Assets – 100.0%		$203,468,445

* The principal amount is stated in U.S. dollars unless otherwise indicated.

(a) Floating/Variable note with current rate and current maturity or next reset date shown. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(b) Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. At January 31, 2021, the aggregate value of these securities was $33,875,839, representing 16.6% of net assets.

(c) A portion or all of the security was purchased as a when issued or delayed delivery security.

(d) Step coupon bond.

Abbreviations

TBA — To Be Announced

AGM — Assured Guaranty Municipal Corporation

BAM — Build America Mutual

NATL — National Public Finance Guarantee Corporation

CAD — Canadian Dollar

EUR — Euro

JPY — Japanese Yen

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

January 31, 2021 (Unaudited)

At January 31, 2021, the Fund had the following forward currency contracts outstanding.

Currency Bought	Currency Sold	Counterparty	Settlement Date	Quantity	Value	Unrealized Appreciation (Depreciation)

United States Dollar	Canadian Dollar	Morgan Stanley & Co. Inc.	3/17/21	1,052,000	$823,613	$4,114

United States Dollar	Euro	Goldman Sachs International	2/26/21	898,000	1,091,549	2,229

United States Dollar	Euro	Citibank N.A.	2/26/21	531,000	645,448	810

United States Dollar	Euro	Commonwealth Bank Of Australia	2/26/21	100,000	121,553	(440)

United States Dollar	Euro	BNP Paribas N.A.	3/17/21	1,672,000	2,033,259	195

United States Dollar	Japanese Yen	JP Morgan Chase Bank N.A.	3/15/21	414,600,000	3,961,693	35,512

						$42,420

At January 31, 2021, the Fund had the following future contracts outstanding.

Description	Number of Contracts	Notional Amount	Value	Expiration Date	Unrealized Appreciation (Depreciation)

Euro Bund (Short)	9	$(900,000)	$(1,938,069)	3/8/21	$(681)

					$(681)

At January 31, 2021, the Fund had the following OTC total return swap contracts outstanding.

Description	Floating Rate	Payment Frequency	Counterparty	Maturity Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)

Pay Total Return IBOXX USD Liquid High Yield Index, Series 1	3 month USD BBA LIBOR	At maturity	Morgan Stanley	12/20/21	5,030,000	$17,418	$970	$16,448

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

January 31, 2021 (Unaudited)

At January 31, 2021, the Fund had the following centrally cleared interest rate swap contracts outstanding.

Description	Counterparty/ Exchange	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)

Pay Fixed rate semi-annually 0.780% Receive Floating rate quarterly 3 month USD BBA LIBOR	Morgan Stanley/LCH	4/14/30	$10,205,000	$255,028	$(84,872)	$339,900

Receive Fixed rate semi-annually 0.810% Pay Floating rate quarterly 3 month USD BBA LIBOR	Morgan Stanley/LCH	9/16/50	2,665,000	(531,811)	(451,441)	(80,370)

Receive Fixed rate semi-annually 0.280% Pay Floating rate quarterly 3 month USD BBA LIBOR	Morgan Stanley/LCH	9/16/25	6,965,000	(65,045)	(43,072)	(21,973)

Receive Fixed rate semi-annually 1.090% Pay Floating rate quarterly 3 month USD BBA LIBOR	Morgan Stanley/LCH	12/16/50	1,715,000	(224,684)	(58,517)	(166,167)

Receive Fixed rate semi-annually 1.090% Pay Floating rate quarterly 3 month USD BBA LIBOR	Morgan Stanley/LCH	9/16/40	1,535,000	(118,681)	(59,580)	(59,101)

Receive Fixed rate semi-annually 0.250% Pay Floating rate quarterly 3 month USD BBA LIBOR	Morgan Stanley/LCH	12/16/22	8,865,000	11,843	1,859	9,984

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

January 31, 2021 (Unaudited)

Description	Counterparty/ Exchange	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)

Receive Fixed rate semi-annually 1.340% Pay Floating rate quarterly 3 month USD BBA LIBOR	Morgan Stanley/ LCH	3/17/41	$570,000	$(20,877)	$1,215	$(22,092)

Receive Fixed rate semi-annually 0.470% Pay Floating rate quarterly 3 month USD BBA LIBOR	Morgan Stanley/ LCH	3/17/26	5,040,000	(23,809)	(10,584)	(13,225)

Receive Floating rate semi-annually 0.690% Pay Fixed rate quarterly 3 month USD BBA LIBOR	Morgan Stanley/ LCH	3/17/28	5,140,000	56,284	36,886	19,398

					$(668,106)	$6,354

At January 31, 2021, the Fund had the following centrally cleared credit default swap contracts outstanding.

Description	Counterparty/ Exchange	Expiration Date	Notional Amount (a)	Value (b)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)

Buy Protection (c):

CDX-NAHY Series 35, Version 1, 5 Year Index, Fixed rate 5.000% (d)	Morgan Stanley/ICE	12/20/25	$3,105,000	$(251,853)	$(259,813)	$7,960

					$(259,813)	$7,960

(a) The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(b) The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

January 31, 2021 (Unaudited)

(c) If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap and deliver/(take delivery) of the referenced obligation or underlying securities comprising the referenced index or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation of underlying securities comprising the referenced index.

(d) Ratings of Moody’s/S&P — B1/B+

Abbreviations

LCH — London Clearing House

ICE — Intercontinental Exchange

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI FUNDS EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Domini Funds, you incur two types of costs:

(1) Transaction costs such as redemption fees deducted from any redemption or exchange proceeds if you sell or exchange shares of the fund after holding them less than 30 days and sales charges (loads) on Class A shares and

(2) Ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested on August 1, 2020 and held through January 31, 2021.

Certain Account Fees

Some accounts are subject to recurring annual service fees and maintenance fees that are not included in the expenses shown in the table. If your account was subject to these fees, then the actual account values at the end of the period would be lower and the actual expense would be higher. You may avoid the annual service fee by choosing paperless electronic delivery of statements, prospectuses, shareholder reports and other materials.

Actual Expenses

The line of the table captioned ‘‘Actual Expenses’’ below provides information about actual account value and actual expenses. You may use the information in this line, together with the amount invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000.

(2) Multiply your result in step 1 by the number in the first line under the heading ‘‘Expenses Paid During Period’’ in the table.

The result equals the estimated expenses you paid on your account during the period.

Hypothetical Expenses

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s return. The hypothetical account values and expenses may not be used to estimate actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical example that appears in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund Name	Expenses	Beginning Account Value as of 8/1/2020	Ending Account value as of 1/31/2021	Expenses Paid During Period 8/1/2020 – 1/31/2021
Domini Impact Equity Fund Investor Shares	Actual Expenses	$1,000.00	$1,172.40	$5.97[1]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,019.70	$5.55[1]
Domini Impact Equity Fund Class A Shares	Actual Expenses	$1,000.00	$1,172.40	$5.97[1]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,019.70	$5.55[1]
Domini Impact Equity Fund Institutional Shares	Actual Expenses	$1,000.00	$1,174.40	$4.06[1]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,021.50	$3.77[1]
Domini Impact Equity Fund Class Y Shares (formerly Class R Shares)	Actual Expenses	$1,000.00	$1,173.90	$4.38[1]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,021.20	$4.08[1]
Domini International Opportunities Fund Investor Class	Actual Expenses	$1,000.00	$1,023.00	$2.41[2]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,018.10	$7.12[2]
Domini International Opportunities Fund Institutional Class	Actual Expenses	$1,000.00	$1,023.00	$1.98[2]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,019.40	$5.85[2]
Domini Sustainable Solutions Fund Investor Class	Actual Expenses	$1,000.00	$1,355.70	$8.31[3]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,018.10	$7.12[3]
Domini Sustainable Solutions Fund Institutional Class	Actual Expenses	$1,000.00	$1,357.40	$6.83[3]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,019.40	$5.85[3]
Domini Impact International Equity Fund Investor Shares	Actual Expenses	$1,000.00	$1,158.40	$7.45[4]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,018.30	$6.97[4]
Domini Impact International Equity Fund Class A Shares	Actual Expenses	$1,000.00	$1,158.60	$7.51[4]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,018.20	$7.02[4]

Fund Name	Expenses	Beginning Account Value as of 8/1/2020	Ending Account value as of 1/31/2021	Expenses Paid During Period 8/1/2020 – 1/31/2021
Domini Impact International Equity Fund Institutional Shares	Actual Expenses	$1,000.00	$1,160.10	$5.01[4]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,020.60	$4.69[4]
Domini Impact International Equity Fund Class Y Shares	Actual Expenses	$1,000.00	$1,161.20	$5.39[4]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,020.20	$5.04[4]
Domini Impact Bond Fund Investor Shares	Actual Expenses	$1,000.00	$1,008.70	$4.40[5]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,020.80	$4.43[5]
Domini Impact Bond Fund Institutional Shares	Actual Expenses	$1,000.00	$1,009.30	$2.89[5]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,022.30	$2.91[5]

1 Expenses are equal to the Fund’s annualized expense ratio of 1.09% for Investor shares, or 1.09% for Class A shares, or 0.74% for Institutional shares, or 0.80% for Class Y shares(formerly Class R shares), multiplied by average account value over the period, multiplied by 184, and divided by 365.

2 Actual Expenses are equal to the Fund’s annualized expense ratio of 1.40% for Investor shares, or 1.15% for Institutional shares, multiplied by average account value over the period beginning 11/30/20 (commencement of operations), multiplied by 63, and divided by 365. Hypothetical Expenses are equal to the Fund’s annualized expense ratio of 1.40% for Investor shares, or 1.15% for Institutional shares, multiplied by average account value over the period, multiplied by 184, and divided by 365.

3 Expenses are equal to the Fund’s annualized expense ratio of 1.40% for Investor shares, or 1.15% for Institutional shares, multiplied by average account value over the period, multiplied by 184, and divided by 365.

4 Expenses are equal to the Fund’s annualized expense ratio of 1.37% for Investor shares, or 1.38% for Class A shares, or 0.92% for Institutional shares, or 0.99% for Class Y shares, multiplied by average account value over the period, multiplied by 184, and divided by 365.

5 Expenses are equal to the Fund’s annualized expense ratio of 0.87% for Investor shares, or 0.57% for Institutional shares, multiplied by average account value over the period, multiplied by 184, and divided by 365.

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2021 (Unaudited)

Domini Impact Equity Fund
ASSETS
Investments, at value (cost $567,747,497)	$970,314,729
Cash	4,145,619
Foreign currency, at value (cost $46,947)	47,015
Receivable for securities sold	2,801,179
Receivable for capital shares	79,794
Dividend receivable	971,069
Tax reclaim receivable	186,784

Total assets	978,546,189

LIABILITIES
Payable for securities purchased	4,794,470
Payable for capital shares	121,745
Management fee payable	543,903
Distribution fee payable	178,249
Other accrued expenses	469,896
Foreign tax payable	11,048

Total liabilities	6,119,311

NET ASSETS	$972,426,878

NET ASSETS CONSISTS OF
Paid-in Capital	$567,719,070
Total distributable earnings (loss)	404,707,808

NET ASSETS	$972,426,878

NET ASSET VALUE PER SHARE

Investor Shares
Net assets	$827,906,808

Outstanding shares of beneficial interest	27,021,244

Net Asset Value And Offering Price Per Share*	$30.64

Class A Shares
Net assets	$7,059,250

Outstanding shares of beneficial interest	230,631

Net Asset Value And Offering Price Per Share*	$30.61

Maximum offering price per share (net asset value per share / (1-4.75%))	$32.14

Institutional Shares
Net assets	$129,409,125

Outstanding shares of beneficial interest	4,251,937

Net Asset Value And Offering Price Per Share*	$30.44

Class Y Shares (formerly Class R Shares)
Net assets	$8,051,695

Outstanding shares of beneficial interest	264,089

Net Asset Value And Offering Price Per Share*	$30.49

* Redemption price is equal to net asset value less any applicable redemption fees retained by the Fund.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2021 (Unaudited)

Domini International Opportunities Fund
ASSETS
Investments, at value (cost $22,885,775)	$23,452,583
Cash	371,633
Foreign currency, at value (cost $73,975)	74,311
Receivable for securities sold	244,309
Receivable for capital shares	16,000
Dividend receivable	11,325
Tax reclaim receivable	733

Total assets	24,170,894

LIABILITIES
Payable for securities purchased	491,057
Management fee payable	17,426
Other accrued expenses	12,376
Foreign tax payable	2,061

Total liabilities	522,920

NET ASSETS	$23,647,974

NET ASSETS CONSISTS OF
Paid-in Capital	$23,132,303
Total distributable earnings (loss)	515,671

NET ASSETS	$23,647,974

NET ASSET VALUE PER SHARE

Investor Class
Net assets	$1,169,182

Outstanding shares of beneficial interest	114,321

Net Asset Value And Offering Price Per Share*	$10.23

Institutional Class
Net assets	$22,478,792

Outstanding shares of beneficial interest	2,197,112

Net Asset Value And Offering Price Per Share*	$10.23

* Redemption price is equal to net asset value less any applicable redemption fees retained by the Fund.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2021 (Unaudited)

Domini Sustainable Solutions Fund
ASSETS
Investments, at value (cost $24,056,557)	$35,704,310
Cash	1,294,719
Foreign currency, at value (cost $42,286)	42,307
Receivable for securities sold	39,076
Receivable for capital shares	18,810
Tax reclaim receivable	952

Total assets	37,100,174

LIABILITIES
Payable for securities purchased	1,095,881
Payable for capital shares	101
Management fee payable	25,754
Other accrued expenses	28,406

Total liabilities	1,150,142

NET ASSETS	$35,950,032

NET ASSETS CONSISTS OF
Paid-in Capital	$24,281,838
Total distributable earnings (loss)	11,668,194

NET ASSETS	$35,950,032

NET ASSET VALUE PER SHARE

Investor Class
Net assets	$16,074,592

Outstanding shares of beneficial interest	802,342

Net Asset Value And Offering Price Per Share*	$20.03

Institutional Class
Net assets	$19,875,440

Outstanding shares of beneficial interest	989,966

Net Asset Value And Offering Price Per Share*	$20.08

* Redemption price is equal to net asset value less any applicable redemption fees retained by the Fund.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2021 (Unaudited)

Domini Impact International Equity Fund
ASSETS
Investments, at value (cost $1,075,428,525)	$1,254,708,420
Cash	26,245,992
Foreign currency, at value (cost $2,368,425)	2,367,527
Receivable for securities sold	4,294,442
Receivable for capital shares	3,208,569
Dividend receivable	1,057,576
Tax reclaim receivable	3,082,156

Total assets	1,294,964,682

LIABILITIES
Payable for securities purchased	13,589,913
Payable for capital shares	7,155,279
Management fee payable	923,502
Distribution fee payable	95,280
Other accrued expenses	639,752
Foreign tax payable	105,416

Total liabilities	22,509,142

NET ASSETS	$1,272,455,540

NET ASSETS CONSISTS OF
Paid-in Capital	$1,220,342,247
Total distributable earnings (loss)	52,113,293

NET ASSETS	$1,272,455,540

NET ASSET VALUE PER SHARE

Investor Shares
Net assets	$330,894,894

Outstanding shares of beneficial interest	39,447,582

Net Asset Value And Offering Price Per Share*	$8.39

Class A Shares
Net assets	$22,785,764

Outstanding shares of beneficial interest	2,543,073

Net Asset Value And Offering Price Per Share*	$8.96

Maximum offering price per share (net asset value per share / (1-4.75%))	$9.41

Institutional Shares
Net assets	$522,915,459

Outstanding shares of beneficial interest	62,989,595

Net Asset Value And Offering Price Per Share*	$8.30

Class Y Shares
Net assets	$395,859,423

Outstanding shares of beneficial interest	47,650,816

Net Asset Value And Offering Price Per Share*	$8.31

* Redemption price is equal to net asset value less any applicable redemption fees retained by the Fund.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

For the Six Months Ended January 31, 2021 (Unaudited)

Domini Impact Equity Fund
INCOME
Dividends (net of foreign taxes $53,095)	$6,724,815
Interest income	20,328

Investment Income	6,745,143

EXPENSES
Management/Sponsorship fees	2,998,656
Distribution fees – Investor Shares	981,560
Distribution fees – Class A Shares	8,488
Transfer agent fees – Investor Shares	359,514
Transfer agent fees – Class A Shares	2,961
Transfer agent fees – Institutional Shares	1,647
Transfer agent fees – Class Y Shares (formerly Class R Shares)	1,171
Custody and Accounting fees	116,444
Miscellaneous	110,090
Registration fees – Investor Shares	24,820
Registration fees – Class A Shares	14,326
Registration fees – Institutional Shares	18,616
Registration fees – Class Y Shares (formerly Class R Shares)	15,882
Shareholder Communication fees	72,923
Professional fees	59,276
Shareholder Service fees – Investor Shares	22,250
Shareholder Service fees – Class A Shares	158
Shareholder Service fees – Institutional Shares	67
Shareholder Service fees – Class Y Shares (formerly Class R Shares)	55
Trustees fees	20,700

Total expenses	4,829,604
Fees waived and expenses reimbursed	(30,215)

Net expenses	4,799,389

NET INVESTMENT INCOME (LOSS)	1,945,754

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY
NET REALIZED GAIN (LOSS) FROM:
Investments	12,662,156
Foreign currency	2,532

Net realized gain (loss)	12,664,688

NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) FROM:
Investments	129,925,837
Translation of assets and liabilities in foreign currencies	(74)

Net change in unrealized appreciation (depreciation)	129,925,763

NET REALIZED AND UNREALIZED GAIN (LOSS)	142,590,451

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$144,536,205

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

For the Period Ended January 31, 2021 (Unaudited)

Domini International Opportunities Fund
INCOME
Dividends (net of foreign taxes $2,845)	$20,385

Investment Income	20,385

EXPENSES
Management fees	34,029
Distribution fees – Investor Class	375
Professional fees	20,563
Transfer agent fees – Investor Class	7,660
Transfer agent fees – Institutional Class	3,939
Miscellaneous	10,616
Custody and Accounting fees	9,000
Registration fees – Investor Class	779
Registration fees – Institutional Class	1,220
Shareholder Communication fees	1,397
Trustees fees	28
Shareholder Service fees – Investor Class	18
Shareholder Service fees – Institutional Class	2

Total expenses	89,626
Fees waived and expenses reimbursed	(43,220)

Net expenses	46,406

NET INVESTMENT INCOME (LOSS)	(26,021)

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY
NET REALIZED GAIN (LOSS) FROM:
Investments	(3)
Foreign currency	(25,728)

Net realized gain (loss)	(25,731)

NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) FROM:
Investments	566,808
Translation of assets and liabilities in foreign currencies	615

Net change in unrealized appreciation (depreciation)	567,423

NET REALIZED AND UNREALIZED GAIN (LOSS)	541,692

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$515,671

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

For the Six Months Ended January 31, 2021 (Unaudited)

Domini Sustainable Solutions Fund
INCOME
Dividends (net of foreign taxes $4,392)	$60,725

Investment Income	60,725

EXPENSES
Management fees	114,280
Distribution fees – Investor Class	13,919
Custody and Accounting fees	34,463
Transfer agent fees – Investor Class	33,120
Transfer agent fees – Institutional Class	718
Professional fees	26,842
Registration fees – Investor Class	7,605
Registration fees – Institutional Class	8,251
Miscellaneous	2,679
Shareholder Service fees – Investor Class	611
Shareholder Service fees – Institutional Class	16
Trustees fees	470
Shareholder Communication fees	141

Total expenses	243,115
Fees waived and expenses reimbursed	(75,120)

Net expenses	167,995

NET INVESTMENT INCOME (LOSS)	(107,270)

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY
NET REALIZED GAIN (LOSS) FROM:
Investments	902,828
Foreign currency	4,861

Net realized gain (loss)	907,689

NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) FROM:
Investments	7,208,800
Translation of assets and liabilities in foreign currencies	32

Net change in unrealized appreciation (depreciation)	7,208,832

NET REALIZED AND UNREALIZED GAIN (LOSS)	8,116,521

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$8,009,251

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

For the Six Months Ended January 31, 2021 (Unaudited)

Domini Impact International Equity Fund
INCOME
Dividends (net of foreign taxes $533,319)	$9,793,533
Interest income	627

Investment Income	9,794,160

EXPENSES
Management fees	4,997,775
Distribution fees – Investor Shares	447,114
Distribution fees – Class A Shares	27,861
Transfer agent fees – Investor Shares	247,778
Transfer agent fees – Class A Shares	7,671
Transfer agent fees – Institutional Shares	1,291
Transfer agent fees – Class Y Shares	78,329
Custody and Accounting fees	247,907
Miscellaneous	119,681
Registration fees – Investor Shares	26,220
Registration fees – Class A Shares	15,692
Registration fees – Institutional Shares	5,597
Registration fees – Class Y Shares	30,093
Shareholder Communication fees	73,914
Professional fees	55,364
Trustees fees	21,570
Shareholder Service fees – Investor Shares	9,497
Shareholder Service fees – Class A Shares	393
Shareholder Service fees – Institutional Shares	216
Shareholder Service fees – Class Y Shares	38

Total expenses	6,414,001
Fees waived and expenses reimbursed	(3,943)

Net expenses	6,410,058

NET INVESTMENT INCOME (LOSS)	3,384,102

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY
NET REALIZED GAIN (LOSS) FROM:
Investments	60,874,236
Foreign currency	118,387

Net realized gain (loss)	60,992,623

NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) FROM:
Investments	108,088,864
Translation of assets and liabilities in foreign currencies	92,954

Net change in unrealized appreciation (depreciation)	108,181,818

NET REALIZED AND UNREALIZED GAIN (LOSS)	169,174,441

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$172,558,543

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2021 (unaudited)	Year Ended July 31, 2020
INCREASE IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$1,945,754	$5,392,589
Net realized gain (loss)	12,664,688	10,673,042
Net change in unrealized appreciation (depreciation)	129,925,763	141,328,642

Net Increase (Decrease) in Net Assets Resulting from Operations	144,536,205	157,394,273

DISTRIBUTIONS TO SHAREHOLDERS
Investor Shares	(17,855,861)	(16,690,995)
Class A Shares	(155,207)	(154,455)
Institutional Shares	(3,244,104)	(3,065,786)
Class Y Shares (formerly Class R Shares)	(169,012)	(402,768)

Net Decrease in Net Assets from Distributions	(21,424,184)	(20,314,004)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	26,067,781	32,168,636
Net asset value of shares issued in reinvestment of distributions and dividends	19,696,146	19,005,879
Payments for shares redeemed	(41,201,662)	(112,440,380)
Redemption fees	16,246	7,097

Net Increase (Decrease) in Net Assets from Capital Share Transactions	4,578,511	(61,258,768)

Total Increase (Decrease) in Net Assets	127,690,532	75,821,501

NET ASSETS
Beginning of period	$844,736,346	$768,914,845

End of period	$972,426,878	$844,736,346

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI INTERNATIONAL OPPORTUNITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

For the Period November 30, 2020 (commencement of operations) through January 31, 2021 (unaudited)
INCREASE IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(26,021)
Net realized gain (loss)	(25,731)
Net change in unrealized appreciation (depreciation)	567,423

Net Increase (Decrease) in Net Assets Resulting from Operations	515,671

DISTRIBUTIONS TO SHAREHOLDERS
Investor Class	-
Institutional Class	-

Net Decrease in Net Assets from Distributions	-

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	23,142,597
Net asset value of shares issued in reinvestment of distributions and dividends	-
Payments for shares redeemed	(10,294)
Redemption fees	-

Net Increase (Decrease) in Net Assets from Capital Share Transactions	23,132,303

Total Increase (Decrease) in Net Assets	23,647,974

NET ASSETS
Beginning of period	$-

End of period	$23,647,974

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SUSTAINABLE SOLUTIONS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2021 (unaudited)	For the Period April 1, 2020 (commencement of operations) through July 31, 2020
INCREASE IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(107,270)	$(28,931)
Net realized gain (loss)	907,689	267,659
Net change in unrealized appreciation (depreciation)	7,208,832	4,439,027

Net Increase (Decrease) in Net Assets Resulting from Operations	8,009,251	4,677,755

DISTRIBUTIONS TO SHAREHOLDERS
Investor Class	(428,316)	-
Institutional Class	(590,496)	-

Net Decrease in Net Assets from Distributions	(1,018,812)	-

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	9,512,018	15,721,328
Net asset value of shares issued in reinvestment of distributions and dividends	1,006,232	-
Payments for shares redeemed	(1,316,597)	(641,146)
Redemption fees	3	-

Net Increase (Decrease) in Net Assets from Capital Share Transactions	9,201,656	15,080,182

Total Increase (Decrease) in Net Assets	16,192,095	19,757,937

NET ASSETS
Beginning of period	$19,757,937	$-

End of period	$35,950,032	$19,757,937

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT INTERNATIONAL EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2021 (unaudited)	Year Ended July 31, 2020
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$3,384,102	$12,990,751
Net realized gain (loss)	60,992,623	(65,181,633)
Net change in unrealized appreciation (depreciation)	108,181,818	14,745,861

Net Increase (Decrease) in Net Assets Resulting from Operations	172,558,543	(37,445,021)

DISTRIBUTIONS TO SHAREHOLDERS
Investor Shares	(1,652,734)	(11,113,787)
Class A Shares	(108,542)	(528,371)
Institutional Shares	(5,477,410)	(16,980,431)
Class Y Shares	(3,768,131)	(5,670,750)

Net Decrease in Net Assets from Distributions	(11,006,817)	(34,293,339)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	326,566,449	402,564,549
Net asset value of shares issued in reinvestment of distributions and dividends	8,878,948	27,442,828
Payments for shares redeemed	(289,861,078)	(513,861,795)
Redemption fees	1,471	13,533

Net Increase (Decrease) in Net Assets from Capital Share Transactions	45,585,790	(83,840,885)

Total Increase (Decrease) in Net Assets	207,137,516	(155,579,245)

NET ASSETS
Beginning of period	$1,065,318,024	$1,220,897,269

End of period	$1,272,455,540	$1,065,318,024

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT EQUITY FUND — INVESTOR SHARES

FINANCIAL HIGHLIGHTS

	Six Months Ended January 31, 2021 (unaudited)		Year Ended July 31,
			2020		2019		2018		2017^		2016^
For a share outstanding for the period:
Net asset value, beginning of period	$26.72		$ 22.48		$24.18		$23.18	^	$20.76		$22.70

Income from investment operations:
Net investment income (loss)	0.05	[1]	0.15	[1]	0.18		0.27	[1]	0.21	[1]	0.45
Net realized and unrealized gain (loss) on investments	4.54	[1]	4.69	[1]	0.81		2.09	[1]	2.69		(1.04)

Total Income (loss) From Investment Operations	4.59		4.84		0.99		2.36		2.90		(0.59)

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.04)		(0.14)		(0.21)		(0.17)	^	(0.12)		(0.24)
Distributions to shareholders from net realized gain	(0.63)		(0.46)		(2.48)		(1.19)^		(0.36)		(1.10)
Tax return of capital [1]	-		-		-		-		-		(0.01)

Total Distributions	(0.67)		(0.60)		(2.69)		(1.36)		(0.48)		(1.35)

Redemption fee proceeds [1]	0.00	[2]	0.00	[2]	0.00	[2]	0.00	[2]	0.00	[2]	0.00	[2]

Net asset value, end of period	$30.64		$ 26.72		$22.48		$24.18		$23.18		$20.76

Total return [3]	17.24%		21.98%		6.31%		10.32%		14.07%		-2.47%
Portfolio turnover	6%		21%		95%		78%		85%		91%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$828		$ 719		$643		$669		$ 675		$ 656
Ratio of expenses to average net assets	1.09%		1.08%	[4,5]	1.07%	[4,5]	1.10%		1.14%		1.14%
Ratio of gross expenses to average net assets	1.09%		1.09%		1.09%		1.10%		1.14%		1.14%
Ratio of net investment income (loss) to average net assets	0.37%		0.65%		0.96%		1.15%		0.94%		2.06%

1 Based on average shares outstanding.

2 Amount represents less than $0.005 per share.

3 Not annualized for periods less than one year.

4 Reflects a waiver of fees by the Manager, the Sponsor and the Distributor of the Fund.

5 Ratio of expenses to average net assets includes transfer agent credits. Excluding transfer agent credits the ratio of expenses to average net assets would have been 1.07% for the year ended July 31,2019 and 1.08% for the year ended July 31,2020.

^ All per share amounts and net asset values have been adjusted as a result of the 1.9988601 for 1 share split on January 26, 2018.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT EQUITY FUND — CLASS A SHARES

FINANCIAL HIGHLIGHTS

	Six Months Ended January 31, 2021 (unaudited)		Year Ended July 31,
			2020		2019		2018		2017^		2016^
For a share outstanding for the period:
Net asset value, beginning of period	$26.70		$ 22.46		$24.17		$33.41	^	$34.01		$48.90

Income from investment operations:
Net investment income (loss)	0.05	[1]	0.15	[1]	0.23		0.31	[1]	0.32	[1]	1.53
Net realized and unrealized gain (loss) on investments	4.54	[1]	4.69	[1]	0.75		2.84	[1]	4.14		(3.19)

Total Income (loss) From Investment Operations	4.59		4.84		0.98		3.15		4.46		(1.66)

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.05)		(0.14)		(0.21)		(1.35)	^	(1.72)		(3.02)
Distributions to shareholders from net realized gain	(0.63)		(0.46)		(2.48)		(11.04)	^	(3.34)		(10.21)
Tax return of capital [1]	-		-		-		-		-		(0.00)	[2]

Total Distributions	(0.68)		(0.60)		(2.69)		(12.39)		(5.06)		(13.23)

Redemption fee proceeds [1]	-		-		0.00	[2]	-		-		-

Net asset value, end of period	$30.61		$ 26.70		$22.46		$24.17		$33.41		$34.01

Total return [3]	17.24%		22.01%		6.28%		10.36%		13.97%		-2.61%
Portfolio turnover	6%		21%		95%		78%		85%		91%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$7		$6		$7		$7		$ 8		$ 8
Ratio of expenses to average net assets	1.09%	[4]	1.09%	[4,5]	1.09%	[4,5]	1.12%	[4]	1.16%	[4]	1.18%	[4]
Ratio of gross expenses to average net assets	1.52%		1.47%		1.43%		1.38%		1.46%		1.41%
Ratio of net investment income (loss) to average net assets	0.37%		0.64%		0.95%		1.14%		0.92%		2.00%

1 Based on average shares outstanding.

2 Amount represents less than $0.005 per share.

3 Total return does not reflect sales commissions and is not annualized for periods less than one year.

4 Reflects a waiver of fees by the Manager, the Sponsor and the Distributor of the Fund.

5 Ratio of expenses to average net assets includes transfer agent credits. Excluding transfer agent credits the ratio of expenses to average net assets would have been 1.09% for the year ended July 31,2019 and 1.09% for the year ended July 31, 2020.

^ All per share amounts and net asset values have been adjusted as a result of the 0.2155310 for 1 reverse share split on January 26, 2018.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT EQUITY FUND — INSTITUTIONAL SHARES

FINANCIAL HIGHLIGHTS

	Six Months Ended January 31, 2021 (unaudited)		Year Ended July 31,
			2020		2019		2018		2017		2016
For a share outstanding for the period:
Net asset value, beginning of period	$26.59		$22.41		$24.18		$24.46		$22.40		$25.95

Income from investment operations:
Net investment income (loss)	0.11	[1]	0.23	[1]	0.08		0.37		0.31	[1]	0.55
Net realized and unrealized gain (loss) on investments	4.51	[1]	4.67	[1]	0.98		2.17		2.87		(1.20)

Total Income (loss) From Investment Operations	4.62		4.90		1.06		2.54		3.18		(0.65)

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.14)		(0.26)		(0.35)		(0.44)		(0.40)		(0.70)
Distributions to shareholders from net realized gain	(0.63)		(0.46)		(2.48)		(2.38)		(0.72)		(2.20)
Tax return of capital [1]	-		-		-		-		-		(0.00)	[2]

Total Distributions	(0.77)		(0.72)		(2.83)		(2.82)		(1.12)		(2.90)

Redemption fee proceeds [1]	0.00	[2]	0.00	[2]	0.00	[2]	0.00	[2]	0.00	[2]	0.00	[2]

Net asset value, end of period	$30.44		$26.59		$22.41		$24.18		$24.46		$22.40

Total return [3]	17.44%		22.43%		6.69%		10.68%		14.51%		-2.14%
Portfolio turnover	6%		21%		95%		78%		85%		91%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$129		$ 113		$ 99		$ 120		$ 157		$ 205
Ratio of expenses to average net assets	0.74%		0.74%	[5]	0.74%	[4,5]	0.74%	[4]	0.79%		0.80%	[4]
Ratio of gross expenses to average net assets	0.74%		0.74%		0.76%		0.76%		0.79%		0.81%
Ratio of net investment income (loss) to average net assets	0.72%		0.99%		1.31%		1.52%		1.31%		2.40%

1 Based on average shares outstanding.

2 Amount represents less than $0.005 per share.

3 Not annualized for periods less than one year.

4 Reflects a waiver of fees by the Manager and the Sponsor of the Fund.

5 Ratio of expenses to average net assets includes transfer agent credits. Excluding transfer agent credits the ratio of expenses to average net assets would have been 0.74% for the year ended July 31, 2019 and 0.74% for the year ended July 31, 2020.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT EQUITY FUND — CLASS Y SHARES (FORMERLY CLASS R SHARES)

FINANCIAL HIGHLIGHTS

	Six Months Ended January 31, 2021 (unaudited)		Year Ended July 31,
			2020		2019		2018		2017^		2016^
For a share outstanding for the period:
Net Asset Value, beginning of period	$26.62		$ 22.42		$24.18		$37.86	^	$39.86		$60.43

Income from investment operations:
Net investment income (loss)	0.09	[1]	0.21	[1]	3.04		0.41	[1]	0.51	[1]	3.15
Net realized and unrealized gain (loss) on investments	4.52	[1]	4.68	[1]	(2.00)		3.21	[1]	4.69		(5.08)

Total Income (loss) From Investment Operations	4.61		4.89		1.04		3.62		5.20		(1.93)

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.11)		(0.23)		(0.32)		(2.00)	^	(2.57)		(4.50)
Distributions to shareholders from net realized gain	(0.63)		(0.46)		(2.48)		(15.30)	^	(4.63)		(14.14)
Tax return of capital [1]	-		-		-		-		-		(0.00)	[2]

Total Distributions	(0.74)		(0.69)		(2.80)		(17.30)		(7.20)		(18.64)

Redemption fee proceeds [1]	0.00	[2]	0.00	[2]	0.00	[2]	0.00	[2]	0.00	[2]	0.00	[2]

Net asset value, end of period	$30.49		$ 26.62		$22.42		$ 24.18		$37.86		$39.86

Total return [3]	17.39%		22.34%		6.62%		10.71%		14.20%		-2.22%
Portfolio turnover	6%		21%		95%		78%		85%		91%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$8		$6		$ 20		$18		$ 21		$ 44
Ratio of expenses to average net assets	0.80%	[4]	0.79%	[4,5]	0.80%	[4,5]	0.80%	[4]	0.83%	[4]	0.82%
Ratio of gross expenses to average net assets	1.26%		0.94%		0.88%		0.84%		0.85%		0.82%
Ratio of net investment income (loss) to average net assets	0.65%		0.92%		1.23%		1.46%		1.28%		2.39%

1 Based on average shares outstanding.

2 Amount represents less than $0.005 per share.

3 Not annualized for periods less than one year.

4 Reflects a waiver of fees by the Manager and the Sponsor of the Fund.

5 Ratio of expenses to average net assets includes transfer agent credits. Excluding transfer agent credits the ratio of expenses to average net assets would have been 0.80% for the year ended July 31, 2019 and 0.79% for the year ended July 31, 2020.

^ All per share amounts and net asset values have been adjusted as a result of the 0.1555580 for 1 reverse share split on January 26, 2018.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI INTERNATIONAL OPPORTUNITIES FUND — INVESTOR SHARES

FINANCIAL HIGHLIGHTS

	For the Period November 30, 2020 (commencement of operations) through January 31, 2021 (unaudited)
For a share outstanding for the period:
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income (loss)	(0.01)
Net realized and unrealized gain (loss) on investments	0.24

Total Income (loss) From Investment Operations	0.23

Less dividends and/or distributions:
Dividends to shareholders from net investment income	-
Distributions to shareholders from net realized gain	-

Total Distributions	-

Redemption fee proceeds	-

Net asset value, end of period	$10.23

Total return [1]	2.30%
Portfolio turnover	0%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$1
Ratio of expenses to average net assets	1.40%	[2]
Ratio of gross expenses to average net assets	11.99%
Ratio of net investment income (loss) to average net assets	(0.94)%

1 Not annualized for periods less than one year.

2 Reflects a waiver of fees by the Manager and the Distributor of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI INTERNATIONAL OPPORTUNITIES FUND — INSTITUTIONAL SHARES

FINANCIAL HIGHLIGHTS

	For the Period November 30, 2020 (commencement of operations) through January 31, 2021 (unaudited)
For a share outstanding for the period:
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income (loss)	(0.01)
Net realized and unrealized gain (loss) on investments	0.24

Total Income (loss) From Investment Operations	0.23

Less dividends and/or distributions:
Dividends to shareholders from net investment income	-
Distributions to shareholders from net realized gain	-
Tax return of capital	-

Total Distributions	-

Redemption fee proceeds	-

Net asset value, end of period	$10.23

Total return [1]	2.30%
Portfolio turnover	0%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$22
Ratio of expenses to average net assets	1.15%	[2]
Ratio of gross expenses to average net assets	1.86%
Ratio of net investment income (loss) to average net assets	(0.64)%

1 Not annualized for periods less than one year.

2 Reflects a waiver of fees by the Manager of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SUSTAINABLE SOLUTIONS FUND — INVESTOR SHARES

FINANCIAL HIGHLIGHTS

	Six Months Ended January 31, 2021 (unaudited)		For the Period April 1, 2020 (commencement of operations) through July 31, 2020
For a share outstanding for the period:
Net asset value, beginning of period	$15.28		$10.00

Income from investment operations:
Net investment income (loss)	(0.07)		(0.02)
Net realized and unrealized gain (loss) on investments	5.46		5.30

Total Income (loss) From Investment Operations	5.39		5.28

Less dividends and/or distributions:
Dividends to shareholders from net investment income	-		-
Distributions to shareholders from net realized gain	(0.64)		-

Total Distributions	(0.64)		-

Redemption fee proceeds [1]	0.00	[2]	-

Net asset value, end of period	$20.03		$15.28

Total return [3]	35.57%		52.80%
Portfolio turnover	19%		10%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$16		$7
Ratio of expenses to average net assets	1.40%	[4]	1.37%	[4,5]
Ratio of gross expenses to average net assets	2.28%		3.95%
Ratio of net investment income (loss) to average net assets	(0.96)%		(0.94)%

1 Based on average shares outstanding.

2 Amount represents less than $0.005 per share.

3 Not annualized for periods less than one year.

4 Reflects a waiver of fees by the Manager and the Distributor of the Fund.

5 Ratio of expenses to average net assets includes transfer agent credits. Excluding transfer agent credits the ratio of expenses to average net assets would have been 1.37% for the year ended July 31, 2020.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SUSTAINABLE SOLUTIONS FUND — INSTITUTIONAL SHARES

FINANCIAL HIGHLIGHTS

	Six Months Ended January 31, 2021 (unaudited)		For the Period April 1, 2020 (commencement of operations) through July 31, 2020
For a share outstanding for the period:
Net asset value, beginning of period	$15.29		$10.00

Income from investment operations:
Net investment income (loss)	(0.05)		(0.02)
Net realized and unrealized gain (loss) on investments	5.48		5.31

Total Income (loss) From Investment Operations	5.43		5.29

Less dividends and/or distributions:
Dividends to shareholders from net investment income	-		-
Distributions to shareholders from net realized gain	(0.64)		-

Total Distributions	(0.64)		-

Redemption fee proceeds [1]	-		-

Net asset value, end of period	$20.08		$15.29

Total return [2]	35.74%		52.90%
Portfolio turnover	19%		10%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$20		$12
Ratio of expenses to average net assets	1.15%	[3]	1.12%	[3,4]
Ratio of gross expenses to average net assets	1.48%		2.89%
Ratio of net investment income (loss) to average net assets	(0.68)%		(0.61)%

1 Based on average shares outstanding.

2 Not annualized for periods less than one year.

3 Reflects a waiver of fees by the Manager of the Fund.

4 Ratio of expenses to average net assets includes transfer agent credits. Excluding transfer agent credits the ratio of expenses to average net assets would have been 1.12% for the year ended July 31, 2020.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT INTERNATIONAL EQUITY FUND — INVESTOR SHARES

FINANCIAL HIGHLIGHTS

	Six Months Ended January 31, 2021 (unaudited)		Year Ended July 31,
			2020		2019		2018		2017		2016
For a share outstanding for the period:
Net asset value, beginning of period	$7.28		$ 7.74		$ 8.72		$ 8.76		$7.38		$ 8.05

Income from investment operations:
Net investment income (loss)	0.05		0.08		0.15		0.16		0.15		0.12
Net realized and unrealized gain (loss) on investments	1.10		(0.33)		(0.77)		0.02		1.35		(0.53)

Total Income (loss) From Investment Operations	1.15		(0.25)		(0.62)		0.18		1.50		(0.41)

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.04)		(0.21)		(0.13)		(0.22)		(0.12)		(0.07)
Distributions to shareholders from net realized gain	-		-		(0.23)		-		-		(0.19)

Total Distributions	(0.04)		(0.21)		(0.36)		(0.22)		(0.12)		(0.26)

Redemption fee proceeds [1]	0.00	[2]	0.00	[2]	0.00	[2]	0.00	[2]	0.00	[2]	0.00	[2]

Net asset value, end of period	$8.39		$ 7.28		$ 7.74		$ 8.72		$8.76		$ 7.38

Total return [3]	15.84%		-3.49%		-6.81%		2.08%		20.61%		-5.12%
Portfolio turnover	46%		98%		77%		68%		73%		89%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$331		$ 397		$ 432		$ 612		$595		$ 385
Ratio of expenses to average net assets	1.37%		1.36%	[4,5]	1.41%	[4]	1.41%		1.46%		1.52%
Ratio of gross expenses to average net assets	1.37%		1.38%		1.41%		1.41%		1.46%		1.52%
Ratio of net investment income (loss) to average net assets	0.41%		0.93%		1.70%		1.81%		2.06%		1.59%

1 Based on average shares outstanding.

2 Amount represents less than $0.005 per share.

3 Not annualized for periods less than one year.

4 Reflects a waiver of fees by the Manager and the Distributor of the Fund.

5 Ratio of expenses to average net assets includes transfer agent credits. Excluding transfer agent credits the ratio of expenses to average net assets would have been 1.41% for the year ended July 31, 2019 and 1.36% for the year ended July 31, 2020.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT INTERNATIONAL EQUITY FUND — CLASS A SHARES

FINANCIAL HIGHLIGHTS

	Six Months Ended January 31, 2021 (unaudited)		Year Ended July 31,
			2020		2019		2018		2017		2016
For a share outstanding for the period:
Net asset value, beginning of period	$7.77		$ 8.22		$ 9.18		$ 9.21		$7.76		$ 8.45

Income from investment operations:
Net investment income (loss)	0.04		0.14		0.34		0.15		0.14		0.11
Net realized and unrealized gain (loss) on investments	1.19		(0.42)		(0.99)		0.04		1.43		(0.54)

Total Income (loss) From Investment Operations	1.23		(0.28)		(0.65)		0.19		1.57		(0.43)

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.04)		(0.17)		(0.08)		(0.22)		(0.12)		(0.07)
Distributions to shareholders from net realized gain	-		-		(0.23)		-		-		(0.19)

Total Distributions	(0.04)		(0.17)		(0.31)		(0.22)		(0.12)		(0.26)

Redemption fee proceeds [1]	-		0.00	[2]	0.00	[2]	0.00	[2]	0.00	[2]	0.00	[2]

Net asset value, end of period	$8.96		$ 7.77		$ 8.22		$ 9.18		$9.21		$ 7.76

Total return [3]	15.86%		-3.58%		-6.83%		2.00%		20.44%		-5.07%
Portfolio turnover	46%		98%		77%		68%		73%		89%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$23		$ 21		$ 27		$81		$85		$ 55
Ratio of expenses to average net assets	1.38%	[4]	1.40%	[4,5]	1.43%	[5]	1.47%		1.52%	[4]	1.53%	[4]
Ratio of gross expenses to average net assets	1.42%		1.54%		1.43%		1.47%		1.53%		1.59%
Ratio of net investment income (loss) to average net assets	0.29%		0.86%		1.41%		1.63%		1.99%		1.47%

1 Based on average shares outstanding.

2 Amount represents less than $0.005 per share.

3 Total return does not reflect sales commissions and is not annualized for periods less than one year.

4 Reflects a waiver of fees by the Manager and the Distributor of the Fund.

5 Ratio of expenses to average net assets includes transfer agent credits. Excluding transfer agent credits the ratio of expenses to average net assets would have been 1.43% for the year ended July 31, 2019 and 1.41% for the year ended July 31, 2020.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT INTERNATIONAL EQUITY FUND — INSTITUTIONAL SHARES

FINANCIAL HIGHLIGHTS

	Six Months Ended January 31, 2021 (unaudited)	Year Ended July 31,
		2020		2019		2018		2017		2016
For a share outstanding for the period:
Net asset value, beginning of period	$7.23	$7.69		$8.70		$8.74		$7.39		$8.07

Income from investment operations:
Net investment income (loss)	0.03	0.09		0.18		0.18		0.19		0.15
Net realized and unrealized gain (loss) on investments	1.13	(0.30)		(0.78)		0.05		1.32		(0.54)

Total Income (loss) From Investment Operations	1.16	(0.21)		(0.60)		0.23		1.51		(0.39)

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.09)	(0.25)		(0.18)		(0.27)		(0.16)		(0.10)
Distributions to shareholders from net realized gain	-	-		(0.23)		-		-		(0.19)

Total Distributions	(0.09)	(0.25)		(0.41)		(0.27)		(0.16)		(0.29)

Redemption fee proceeds [1]	-	0.00	[2]	0.00	[2]	0.00	[2]	0.00	[2]	0.00	[2]

Net asset value, end of period	$8.30	$7.23		$7.69		$8.70		$8.74		$7.39

Total return [3]	16.01%	-3.05%		-6.49%		2.58%		20.80%		-4.74%
Portfolio turnover	46%	98%		77%		68%		73%		89%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$523	$473		$524		$580		$384		$167
Ratio of expenses to average net assets	0.92%	0.95%	[4]	1.01%	[4]	1.02%		1.07%		1.10%
Ratio of gross expenses to average net assets	0.92%	0.95%		1.01%		1.02%		1.07%		1.10%
Ratio of net investment income (loss) to average net assets	0.75%	1.33%		2.30%		2.22%		2.82%		2.22%

1 Based on average shares outstanding.

2 Amount represents less than $0.005 per share.

3 Not annualized for periods less than one year.

4 Ratio of expenses to average net assets includes transfer agent credits. Excluding transfer agent credits the ratio of expenses to average net assets would have been 1.01% for the year ended July 31, 2019 and 0.95% for the year ended July 31, 2020.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT INTERNATIONAL EQUITY FUND — CLASS Y SHARES

FINANCIAL HIGHLIGHTS

	Six Months Ended January 31, 2021 (unaudited)		Year Ended July 31,				For the period July 23, 2018 (commencement of operations) through July 31, 2018
			2020		2019
For a share outstanding for the period:
Net asset value, beginning of period	$7.23		$7.70		$8.71		$8.56

Income from investment operations:
Net investment income (loss)	(0.01)		0.12		0.23		-
Net realized and unrealized gain (loss) on investments	1.17		(0.35)		(0.83)		0.15

Total Income (loss) From Investment Operations	1.16		(0.23)		(0.60)		0.15

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.08)		(0.24)		(0.18)		-
Distributions to shareholders from net realized gain	-		-		(0.23)		-

Total Distributions	(0.08)		(0.24)		(0.41)		-

Redemption fee proceeds [1]	0.00	[2]	-		-		-

Net asset value, end of period	$8.31		$7.23		$7.70		$8.71

Total return [3]	16.12%		-3.28%		-6.50%		1.75%
Portfolio turnover	46%		98%		77%		68%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$396		$174		$238		$142
Ratio of expenses to average net assets	0.99%		1.06%	[4]	1.13%	[4]	1.13%
Ratio of expenses to average net assets	0.99%		1.06%		1.13%		1.13%
Ratio of net investment income (loss) to average net assets	0.47%		1.26%		2.81%		0.32%

1 Based on average shares outstanding.

2 Amount represents less than $0.005 per share.

3 Not annualized for periods less than one year.

4 Ratio of expenses to average net assets includes transfer agent credits. Excluding transfer agent credits the ratio of expenses to average net assets would have been 1.13% for the year ended July 31, 2019 and 1.06% for the year ended July 31, 2020.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT EQUITY FUND

DOMINI INTERNATIONAL OPPORTUNITIES FUND

DOMINI SUSTAINABLE SOLUTIONS FUND

DOMINI IMPACT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

January 31, 2021 (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Domini Investment Trust is a Massachusetts business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Domini Investment Trust comprises five separate series: Domini Impact Equity Fund, Domini International Opportunities Fund, Domini Sustainable Solutions Fund, Domini Impact International Equity Fund and Domini Impact Bond Fund (each the “Fund,” collectively the “Funds”). The financial statements of the Domini Impact Bond Fund are included on page 114 of this report. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946 “Financial Services — Investment Companies”.

The Domini Impact Equity Fund offers Investor shares, Class A shares, Institutional shares and Class Y shares (formerly Class R shares). Class Y shares of the Domini Impact Equity Fund commenced on November 28, 2003. Class A and Institutional shares of the Domini Impact Equity Fund commenced on November 28, 2008.

The Domini International Opportunities Fund commenced on November 30, 2020 and offers Investor shares and Institutional shares.

The Domini Sustainable Solutions Fund commenced on April 1, 2020 and offers Investor shares and Institutional shares.

The Domini Impact International Equity Fund offers Investor shares, Class A shares, Institutional shares and Class Y shares. Class A, Institutional and Class Y shares of the Domini Impact International Equity Fund were not offered prior to November 28, 2008, November 30, 2012, and June 15, 2018 respectively.

The Investor shares, Institutional shares and Class Y shares are sold at their offering price, which is net asset value. The Class A shares are sold with a front-end sales charge (load) of up to 4.75%. The Institutional shares may only be purchased by or for the benefit of investors that meet the minimum investment requirements, and fall within the following categories: endowments, foundations, religious organizations and other nonprofit entities, individuals, retirement plan sponsors, family office clients, certain corporate or similar

DOMINI IMPACT EQUITY FUND

DOMINI INTERNATIONAL OPPORTUNITIES FUND

DOMINI SUSTAINABLE SOLUTIONS FUND

DOMINI IMPACT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2021 (Unaudited)

institutions, or omnibus accounts maintained by financial intermediaries and that are approved by the Fund’s Distributor. Class Y shares are generally available only through omnibus accounts held on the books of the Fund for financial intermediaries that have been approved by the Funds’ distributor. Class Y shares are also available to endowments, foundations, religious organizations or other tax—exempt entities, and certain eligible retirement and benefit plans. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets, and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and registration fees, directly attributable to that class. Institutional and Class Y shares are not subject to distribution and service fees.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Funds’ significant accounting policies.

(A) Valuation of Investments. Securities listed or traded on national securities exchanges are valued at the last sale price reported by the security’s primary exchange or, if there have been no sales that day, at the mean of the current bid and ask price that represents the current value of the security. Securities listed on the NASDAQ National Market System are valued using the NASDAQ Official Closing Price (the “NOCP”). If an NOCP is not available for a security listed on the NASDAQ National Market System, the security will be valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price. Securities for which market quotations are not readily available or as a result of an event occurring after the close of the foreign market but before pricing the Funds are valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds’ Board of Trustees. Securities that are primarily traded on foreign exchanges generally are valued at the closing price of such securities on their respective exchanges, except that if the Trust’s manager or submanager, as applicable, is of the opinion that such price would result in an inappropriate value for a security, including as a result of an occurrence subsequent to the time a value was so established, then the fair value of those securities may be

DOMINI IMPACT EQUITY FUND

DOMINI INTERNATIONAL OPPORTUNITIES FUND

DOMINI SUSTAINABLE SOLUTIONS FUND

DOMINI IMPACT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2021 (Unaudited)

determined by consideration of other factors (including the use of an independent pricing service) by or under the direction of the Board of Trustees or its delegates.

The Funds follow a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the Fund’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized in the following fair value hierarchy:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, and evaluated quotation obtained from pricing services)

Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used by the Domini Impact Equity Fund, as of January 31, 2021, in valuing the Fund’s assets carried at fair value:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Communication Services	$104,701,460	$-	$-	$104,701,460
Consumer Discretionary	135,260,467	-	-	135,260,467
Consumer Staples	58,219,131	-	-	58,219,131
Energy	973,889	-	-	973,889
Financials	88,859,068	-	-	88,859,068
Health Care	137,496,178	-	-	137,496,178
Industrials	72,802,539	-	-	72,802,539
Information Technology	322,514,546	-	-	322,514,546
Materials	17,956,360	-	-	17,956,360
Real Estate	25,366,228	-	-	25,366,228
Utilities	6,164,863	-	-	6,164,863

Total	$970,314,729	$-	$-	$970,314,729

DOMINI IMPACT EQUITY FUND

DOMINI INTERNATIONAL OPPORTUNITIES FUND

DOMINI SUSTAINABLE SOLUTIONS FUND

DOMINI IMPACT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2021 (Unaudited)

The following is a summary of the inputs used by the Domini International Opportunities Fund, as of January 31, 2021, in valuing the Fund’s assets carried at fair value:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Communication Services	$-	$928,283	$-	$928,283
Consumer Discretionary	365,953	3,053,970	-	3,419,923
Consumer Staples	564,045	1,657,046	-	2,221,091
Financials	-	3,495,866	-	3,495,866
Health Care	74,562	2,975,298	-	3,049,860
Industrials	274,867	3,817,292	-	4,092,159
Information Technology	833,589	2,455,945	-	3,289,534
Materials	512,144	1,204,897	-	1,717,041
Real Estate	-	689,818	-	689,818
Utilities	-	549,008	-	549,008

Total	$2,625,160	$20,827,423	$-	$23,452,583

The following is a summary of the inputs used by the Domini Sustainable Solutions Fund, as of January 31, 2021, in valuing the Fund’s assets carried at fair value:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Communication Services	$671,349	$-	$-	$671,349
Consumer Discretionary	3,128,076	1,125,092	-	4,253,168
Consumer Staples	1,099,110	-	-	1,099,110
Financials	338,954	1,273,187	-	1,612,141
Health Care	5,671,613	2,234,969	-	7,906,582
Industrials	2,214,129	4,206,543	-	6,420,672
Information Technology	11,403,210	1,207,442	-	12,610,652
Real Estate	-	457,156	-	457,156
Utilities	673,480	-	-	673,480

Total	$25,199,921	$10,504,389	$-	$35,704,310

DOMINI IMPACT EQUITY FUND

DOMINI INTERNATIONAL OPPORTUNITIES FUND

DOMINI SUSTAINABLE SOLUTIONS FUND

DOMINI IMPACT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2021 (Unaudited)

The following is a summary of the inputs used by the Domini Impact International Equity Fund, as of January 31, 2021, in valuing the Fund’s assets carried at fair value:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Communication Services	$8,627,419	$77,378,504	$-	$86,005,923
Consumer Discretionary	1,159,975	161,737,482	-	162,897,457
Consumer Staples	10,031,685	87,669,487	-	97,701,172
Financials	11,755,981	197,349,108	-	209,105,089
Health Care	16,689,552	173,346,070	-	190,035,622
Industrials	1,730,222	230,476,766	-	232,206,988
Information Technology	21,623,041	135,786,334	-	157,409,375
Materials	-	68,877,641	-	68,877,641
Real Estate	-	35,956,180	-	35,956,180
Utilities	-	14,512,973	-	14,512,973

Total	$71,617,875	$1,183,090,545	$-	$1,254,708,420

(B) Foreign Currency Translation. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities, and income and expense items denominated in foreign currencies, are translated into U.S. dollar amounts on the respective dates of such transactions. Occasionally, events impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board of Trustees. The Funds do not separately report the effect of fluctuations in foreign exchange rates from changes in market prices on securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in fair value of assets and liabilities other than investments in securities held at the end of the reporting period, resulting from changes in exchange rates.

DOMINI IMPACT EQUITY FUND

DOMINI INTERNATIONAL OPPORTUNITIES FUND

DOMINI SUSTAINABLE SOLUTIONS FUND

DOMINI IMPACT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2021 (Unaudited)

(C) Foreign Currency Contracts. When the Funds purchase or sell foreign securities, they enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed-upon exchange rate on a specified date.

For the six months ended January 31, 2021, open foreign currency contracts were as follows:

Domini Impact Equity Fund	$-
Domini International Opportunities Fund	244,000
Domini Sustainable Solutions Fund	39,000
Domini Impact International Equity Fund	4,287,471

(D) Investment Transactions, Investment Income and Dividends to Shareholders. Investment transactions are accounted for on trade date. Realized gains and losses from security transactions are determined on the basis of identified cost. Interest income is recorded on an accrual basis. Dividend income, net of any applicable withholding tax, is recorded on the ex-dividend date or for certain foreign securities, when the information becomes available to the Funds. The Funds earn income daily, net of Fund expenses. Dividends to shareholders of the Domini Impact Equity Fund are usually declared and paid quarterly from net investment income. Dividends to shareholders of the Domini International Opportunities Fund, the Domini Sustainable Solutions Fund and the Domini International Equity Fund are usually declared and paid semiannually from net investment income. Distributions to shareholders of realized capital gains, if any, are made annually. Distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications have been made to the Funds’ components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations.

(E) Federal Taxes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including net realized gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is deemed necessary. As of January 31, 2021, tax years 2017 through 2020 remain subject to examination by the Funds’ major tax jurisdictions, which include the United States of America, the Commonwealth of Massachusetts, and New York State.

DOMINI IMPACT EQUITY FUND

DOMINI INTERNATIONAL OPPORTUNITIES FUND

DOMINI SUSTAINABLE SOLUTIONS FUND

DOMINI IMPACT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2021 (Unaudited)

(F) Redemption Fees. Redemptions and exchanges of Fund shares held less than 30 days may be subject to the Funds’ redemption fee, which is 2% of the amount redeemed. The fee is imposed to offset transaction costs and other expenses associated with short-term investing. The fee may be waived in certain circumstances at the discretion of the Funds. Such fees are retained by the Funds and are recorded as an adjustment to paid-in capital.

(G) Other. Income, expenses (other than those attributable to a specific class), gains, and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

(H) Transfer Agent Credits. Per the arrangement with the Funds’ former transfer agent, BNY Mellon Investment Servicing (U.S.) Inc., prior to June 22, 2020, the Funds had arrangements whereby they received earnings credits when positive cash balances were maintained, which were used to offset transfer agency fees.

(I) Indemnification. The Funds’ organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

2. TRANSACTIONS WITH AFFILIATES

(A) Manager/Sponsor. The Funds have retained Domini Impact Investments LLC (Domini) to serve as investment manager and administrator. Domini is registered as an investment adviser under the Investment Advisers Act of 1940. The services provided by Domini consist of investment supervisory services, overall operational support, and administrative services. The administrative services include the provision of general office facilities and supervising the overall administration of the Funds. For its services under the Management Agreements, Domini receives from each Fund a fee accrued daily and paid

DOMINI IMPACT EQUITY FUND

DOMINI INTERNATIONAL OPPORTUNITIES FUND

DOMINI SUSTAINABLE SOLUTIONS FUND

DOMINI IMPACT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2021 (Unaudited)

monthly at the annual rate below of the respective Funds’ average daily net assets before any fee waivers:

Domini Impact Equity Fund	0.20% of the first $2 billion of net assets managed,
0.19% of the next $1 billion of net assets managed, and
0.18% of net assets managed in excess of $3 billion

Domini International Opportunities Fund	0.85% of the first $2 billion of net assets managed,
0.83% of the next $1 billion of net assets mangaged, and
0.80% of the net assets manged in excess of $3 billion

Domini Sustainable Solutions Fund	0.85% of the first $500 million of net assets managed,
0.83% of the next $500 million of net assets managed, and,
0.80% of net assets managed in excess of $1 billion

Domini Impact International Equity Fund	0.96% of the first $250 million of net assets managed,
0.88% of the next $250 million of net assets managed, and
0.785% of net assets managed in excess of $500 million

Pursuant to a Sponsorship Agreement (with respect to the Domini Impact Equity Fund) Domini provides the Fund with the administrative personnel and services necessary to operate the Fund. In addition to general administrative services and facilities for the Fund similar to those provided by Domini under the Management Agreement, Domini answers questions from the general public and the media regarding the securities holdings of the Fund. For these services and facilities, Domini receives fees accrued daily and paid monthly from the Fund at the annual rate below of the respective Fund’s average daily net assets before any fee waivers:

Domini Impact Equity Fund	0.45% of the first $2 billion of net assets managed,
0.44% of the next $1 billion of net assets managed, and
0.43% of net assets managed in excess of $3 billion

Domini has contractually agreed to reduce its fees and/or reimburse certain ordinary operating expenses of the Funds (excluding brokerage fees and commissions, interest taxes, and other extraordinary expenses) until November 30, 2021, absent an earlier modification as mutually agreed to by the Adviser and Board of Trustees which oversees the Funds, in order to limit

DOMINI IMPACT EQUITY FUND

DOMINI INTERNATIONAL OPPORTUNITIES FUND

DOMINI SUSTAINABLE SOLUTIONS FUND

DOMINI IMPACT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2021 (Unaudited)

the annual operating expenses of each share class, net of applicable waivers and reimbursements, as follows:

Domini Impact Equity Fund Investor Shares	1.09%
Domini Impact Equity Fund Class A Shares	1.09%
Domini Impact Equity Fund Institutional Shares	0.74%
Domini Impact Equity Fund Class Y Shares (formerly Class R Shares)	0.80%
Domini International Opportunities Fund Investor Class	1.40%
Domini International Opportunities Fund Institutional Class	1.15%
Domini Sustainable Solutions Fund Investor Class	1.40%
Domini Sustainable Solutions Fund Institutional Class	1.15%
Domini Impact International Equity Fund Class A Shares	1.40%
Domini Impact International Equity Fund Class Y Shares	1.12%

For the six months ended January 31, 2021, Domini waived fees and reimbursed expenses as follows:

	FEES WAIVED	EXPENSES REIMBURSED
Domini Impact Equity Fund	$-	$21,727
Domini International Opportunities Fund	-	42,845
Domini Sustainable Solutions Fund	-	61,201
Domini Impact International Equity Fund	-	-

As of January 31, 2021, Domini owned less than 1% of any class of the outstanding shares of each Fund.

(B) Submanager. SSGA Funds Management, Inc. (“SSGA”) provides investment submanagement services to the Domini International Opportunities Fund, Domini Impact Equity Fund and the Domini Sustainable Solutions Fund on a day-to-day basis pursuant to a submanagement Agreement with Domini. Wellington Management Company LLP (Wellington), a Delaware limited liability partnership, provides investment submanagement services to the Domini Impact International Equity Fund on a day-to-day basis pursuant to a Submanagement Agreement with Domini.

(C) Distributor. The Board of Trustees of the Funds has adopted a Distribution Plan with respect to the Funds’ Investor shares and Class A shares in accordance with Rule 12b-1 under the Act. DSIL Investment Services LLC, a wholly owned subsidiary of Domini (DSIL), acts as agent of the Funds in connection with the offering of Investor shares of the Funds pursuant to a Distribution Agreement. Under the Distribution Plan, the Funds pay expenses incurred in connection with the sale of Investor shares and Class A shares and pay DSIL a distribution fee at an aggregate annual rate not to exceed 0.25% of

DOMINI IMPACT EQUITY FUND

DOMINI INTERNATIONAL OPPORTUNITIES FUND

DOMINI SUSTAINABLE SOLUTIONS FUND

DOMINI IMPACT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2021 (Unaudited)

the average daily net assets representing the Investor shares and Class A shares. For the six months ended January 31, 2021, fees waived were as follows:

FEES WAIVED
Domini Impact Equity Fund Investor Shares	$-
Domini Impact Equity Fund Class A Shares	8,488
Domini International Opportunities Fund Investor Class	375
Domini Sustainable Solutions Fund Investor Class	13,919
Domini Impact International Equity Fund Investor Shares	-
Domini Impact International Equity Fund Class A Shares	3,943

DSIL, the Funds’ Distributor, has received commissions related to the sales of fund shares. For the six months ended January 31, 2021, DSIL received $1,124, and $1,331 from the Domini Impact Equity Fund Class A Shares, and the Domini Impact International Equity Fund Class A shares, respectively.

(D) Shareholder Service Agent. The Trust has retained Domini to provide certain shareholder services with respect to the Funds and their shareholders, which services were previously provided by the former transfer agent for the funds or another fulfillment and mail service provider and are supplemental to services currently provided by Ultimus Fund Solutions, LLC (“Ultimus”), pursuant to a master services agreement between each Fund and Ultimus. Ultimus acts as the transfer agent and provides certain shareholder servicing for the Funds. For these services, Domini receives fees from each Fund paid monthly at an annual rate of $4.00 per active account. For the six months ended January 31, 2021, there were no fees waived.

(E) Trustees and Officers. Each of the Independent Trustees received an annual retainer for serving as a Trustee of the Trust of $28,000. The Lead Independent Trustee and Chair of the Audit Committee receive an additional chairperson fee of $5,000. Each Independent Trustee also receives $2,000 for attendance at each meeting of the Board of the Trust (reduced to $1,000 in the event that a Trustee participates at an in-person meeting by telephone). In addition, each Trustee receives reimbursement for reasonable expenses incurred in attending meetings. These expenses are allocated on a pro-rata basis to each shares class of a Fund according to their respective net assets.

As of January 31, 2021, all Trustees and officers of the Trust as a group owned less than 1% of each Fund’s outstanding shares.

DOMINI IMPACT EQUITY FUND

DOMINI INTERNATIONAL OPPORTUNITIES FUND

DOMINI SUSTAINABLE SOLUTIONS FUND

DOMINI IMPACT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2021 (Unaudited)

3. INVESTMENT TRANSACTIONS

For the six months ended January 31, 2021, cost of purchase and proceeds from sales of investments other than short-term obligations were as follows:

	PURCHASE	SALES
Domini Impact Equity Fund	$55,338,534	$69,710,777
Domini International Opportunities Fund	22,882,165	-
Domini Sustainable Solutions Fund	13,306,590	4,823,775
Domini Impact International Equity Fund	558,307,798	522,474,992

4. SHARES OF BENEFICIAL INTEREST

At January 31, 2021, there was an unlimited number of shares authorized ($0.00001 par value). Transactions in the Funds’ shares were as follows:

	Six Months Ended January 31, 2021 (unaudited)		Year Ended July 31, 2020
	Shares	Amount	Shares	Amount

Domini Impact Equity Fund

Investor Shares
Shares sold	519,415	$15,241,343	862,267	$20,063,206
Shares issued in reinvestment of dividends and distributions	574,106	17,218,884	706,693	16,220,552
Shares redeemed	(976,433)	(28,587,129)	(3,276,885)	(76,191,366)
Redemption fees	-	1,048	-	6,010

Net increase (decrease)	117,088	$3,874,146	(1,707,925)	$(39,901,598)

Class A Shares
Shares sold	5,911	$173,388	20,280	$459,657
Shares issued in reinvestment of dividends and distributions	4,925	147,442	6,252	144,278
Shares redeemed	(22,764)	(648,327)	(93,996)	(2,151,604)
Redemption fees	-	-	-	-

Net decrease	(11,928)	$(327,497)	(67,464)	$(1,547,669)

Institutional Shares
Shares sold	309,396	$9,096,342	397,105	$9,215,561
Shares issued in reinvestment of dividends and distributions	72,642	2,161,051	97,693	2,238,525
Shares redeemed	(372,820)	(10,916,995)	(662,359)	(15,394,066)
Redemption fees	-	15,197	-	528

Net increase (decrease)	9,218	$355,595	(167,561)	$(3,939,452)

DOMINI IMPACT EQUITY FUND

DOMINI INTERNATIONAL OPPORTUNITIES FUND

DOMINI SUSTAINABLE SOLUTIONS FUND

DOMINI IMPACT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2021 (Unaudited)

	Six Months Ended January 31, 2021 (unaudited)		Year Ended July 31, 2020
	Shares	Amount	Shares	Amount

Class Y Shares (formerly Class R Shares)
Shares sold	50,893	$1,556,708	106,860	$2,430,212
Shares issued in reinvestment of dividends and distributions	5,661	168,769	17,365	402,524
Shares redeemed	(36,496)	(1,049,211)	(771,266)	(18,703,344)
Redemption fees	-	1	-	559

Net increase (decrease)	20,058	$676,267	(647,041)	$(15,870,049)

Total
Shares sold	885,615	$26,067,781	1,386,512	$32,168,636
Shares issued in reinvestment of dividends and distributions	657,334	19,696,146	828,003	19,005,879
Shares redeemed	(1,408,513)	(41,201,662)	(4,804,506)	(112,440,380)
Redemption fees	-	16,246	-	7,097

Net increase (decrease)	134,436	$4,578,511	(2,589,991)	$(61,258,768)

	For the period November 30, 2020 (commencement of operations) through January 31, 2021 (unaudited)
	Shares	Amount

Domini International Opportunities Fund

Investor Class
Shares sold	114,592	$1,164,467
Shares issued in reinvestment of dividends and distributions	-	-
Shares redeemed	(271)	(2,859)
Redemption fees	-	-

Net increase	114,321	$1,161,608

Institutional Class
Shares sold	2,197,816	$21,978,130
Shares issued in reinvestment of dividends and distributions	-	-
Shares redeemed	(704)	(7,435)
Redemption fees	-	-

Net increase	2,197,112	$21,970,695

Total
Shares sold	2,312,408	$23,142,597
Shares issued in reinvestment of dividends and distributions	-	-
Shares redeemed	(975)	(10,294)
Redemption fees	-	-

Net increase	2,311,433	$23,132,303

DOMINI IMPACT EQUITY FUND

DOMINI INTERNATIONAL OPPORTUNITIES FUND

DOMINI SUSTAINABLE SOLUTIONS FUND

DOMINI IMPACT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2021 (Unaudited)

	Six Months Ended January 31, 2021 (unaudited)		For the Period April 1, 2020 (commencement of operations) through July 31, 2020
	Shares	Amount	Shares	Amount

Domini Sustainable Solutions Fund

Investor Class
Shares sold	377,593	$6,845,568	481,421	$6,135,189
Shares issued in reinvestment of dividends and distributions	21,954	416,020	-	-
Shares redeemed	(74,775)	(1,315,627)	(3,851)	(57,181)
Redemption fees	-	3	-	-

Net increase	324,772	$5,945,964	477,570	$6,078,008

Institutional Class
Shares sold	144,106	$2,666,450	852,805	$9,586,139
Shares issued in reinvestment of dividends and distributions	31,097	590,212	-	-
Shares redeemed	(48)	(970)	(37,994)	(583,965)
Redemption fees	-	-	-	-

Net increase	175,155	$3,255,692	814,811	$9,002,174

Total
Shares sold	521,699	$9,512,018	1,334,226	$15,721,328
Shares issued in reinvestment of dividends and distributions	53,051	1,006,232	-	-
Shares redeemed	(74,823)	(1,316,597)	(41,845)	(641,146)
Redemption fees	-	3	-	-

Net increase	499,927	$9,201,656	1,292,381	$15,080,182

	Six Months Ended January 31, 2021 (unaudited)		Year Ended July 31, 2020
	Shares	Amount	Shares	Amount

Domini Impact International Equity Fund

Investor Shares
Shares sold	6,743,278	$53,364,915	19,114,068	$136,900,825
Shares issued in reinvestment of dividends and distributions	179,722	1,502,479	1,249,596	10,096,732
Shares redeemed	(21,962,899)	(167,792,021)	(21,653,741)	(157,553,525)
Redemption fees	-	1,469	-	7,071

Net decrease	(15,039,899)	$(112,923,158)	(1,290,077)	$(10,548,897)

DOMINI IMPACT EQUITY FUND

DOMINI INTERNATIONAL OPPORTUNITIES FUND

DOMINI SUSTAINABLE SOLUTIONS FUND

DOMINI IMPACT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2021 (Unaudited)

	Six Months Ended January 31, 2021 (unaudited)		Year Ended July 31, 2020
	Shares	Amount	Shares	Amount

Class A Shares
Shares sold	287,344	$2,461,576	360,128	$2,867,073
Shares issued in reinvestment of dividends and distributions	11,551	103,150	55,690	480,601
Shares redeemed	(447,570)	(3,808,660)	(1,023,316)	(8,008,184)
Redemption fees	-	-	-	670

Net decrease	(148,675)	$(1,243,934)	(607,498)	$(4,659,840)

Institutional Shares
Shares sold	8,856,179	$70,008,730	22,615,758	$158,744,158
Shares issued in reinvestment of dividends and distributions	451,647	3,735,123	1,525,183	12,201,461
Shares redeemed	(11,833,481)	(94,830,868)	(26,751,604)	(187,596,632)
Redemption fees	-	-	-	5,792

Net decrease	(2,525,655)	$(21,087,015)	(2,610,663)	$(16,645,221)

Class Y Shares
Shares sold	26,051,123	$200,731,228	14,391,149	$104,052,493
Shares issued in reinvestment of dividends and distributions	427,318	3,538,196	581,550	4,664,034
Shares redeemed	(2,947,453)	(23,429,529)	(21,762,865)	(160,703,454)
Redemption fees	-	2	-	-

Net increase (decrease)	23,530,988	$180,839,897	(6,790,166)	$(51,986,927)

Total
Shares sold	41,937,924	$326,566,449	56,481,103	$402,564,549
Shares issued in reinvestment of dividends and distributions	1,070,238	8,878,948	3,412,019	27,442,828
Shares redeemed	(37,191,403)	(289,861,078)	(71,191,526)	(513,861,795)
Redemption fees	-	1,471	-	13,533

Net increase (decrease)	5,816,759	$45,585,790	(11,298,404)	$(83,840,885)

DOMINI IMPACT EQUITY FUND

DOMINI INTERNATIONAL OPPORTUNITIES FUND

DOMINI SUSTAINABLE SOLUTIONS FUND

DOMINI IMPACT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2021 (Unaudited)

5. FEDERAL TAX STATUS

The tax basis of the components of net assets for the Funds at July 31, 2020, are as follows:

	Domini Impact Equity Fund	Domini Sustainable Solutions Fund	Domini Impact International Equity Fund
Undistributed Ordinary Income	$5,577,710	$239,292	$11,006,806
Undistributed capital gains	7,473,177	-	-
Unrealized appreciation/(depreciation)	268,544,900	4,438,463	64,416,039
Capital losses, other losses and other temporary differences	-	-	(184,861,278)

Distributable net earnings/(deficit)	$281,595,787	$4,677,755	$(109,438,433)

For the year ended July 31, 2020, the Funds made the following reclassification to the components of net assets to align financial reporting with tax reporting:

	Domini Impact Equity Fund	Domini Sustainable Solutions Fund	Domini Impact International Equity Fund
Paid-in Capital	$-	$-	$573
Distributable Earnings	-	-	(573)

Carryforwards of losses from previous taxable years do not expire and retain their character as either short-term or long-term capital losses. As of July 31, 2020, the Domini Impact International Equity Fund had a short-term capital loss carryover of $110,979,256 and long-term capital loss carryover of $73,882,022.

For federal income tax purposes, dividends paid were characterized as follows:

	Domini Impact Equity Fund		Domini Sustainable Solutions Fund	Domini Impact International Equity Fund
	Year Ended July 31,		For the Period April 1, 2020 (commencement of operations) through July 31,	Year Ended July 31,
	2020	2019	2020	2020	2019
Ordinary income	$4,993,996	$21,310,037	$-	$34,293,339	$25,106,722
Long-term capital gain	15,320,008	66,953,629	-	-	36,772,373

Total	$20,314,004	$88,263,666	$-	$34,293,339	$61,879,095

DOMINI IMPACT EQUITY FUND

DOMINI INTERNATIONAL OPPORTUNITIES FUND

DOMINI SUSTAINABLE SOLUTIONS FUND

DOMINI IMPACT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2021 (Unaudited)

The Funds are subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Funds did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for taxes on income, capital gains or unrealized appreciation on securities held or for excise tax on income and capital gains.

6. OTHER RISKS

The Funds’ risks include, but are not limited to, some or all of the risks discussed below:

Market Risk: The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, market disruptions caused by trade disputes or other factors, political developments, recessions, the spread of infectious illness or other public health issues, investor sentiment and other factors that may or may not be related to the issuer of the security or other asset. If the market values of the securities or other assets held by the Funds fall, including a complete loss on any individual security, the value of your investment will go down. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading or tariff arrangements, terrorism, natural disasters, global pandemics and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Funds invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Funds’ investments may be negatively affected.

Recent Events Risk: The illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time and may adversely affect the value and/

DOMINI IMPACT EQUITY FUND

DOMINI INTERNATIONAL OPPORTUNITIES FUND

DOMINI SUSTAINABLE SOLUTIONS FUND

DOMINI IMPACT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2021 (Unaudited)

or liquidity of the Funds’ investments. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support national economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time. The consequences of high public debt including its future impact on the economy and securities markets, likewise may not be known for some time.

DOMINI IMPACT BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2021 (Unaudited)

ASSETS
Investments, at value (cost $236,464,259)	$247,849,275
Cash	11,196,351
Foreign currency, at value (cost $1,319,161)	1,317,096
Receivable for securities sold	16,685,284
Interest receivable	1,197,970
Collateral on certain derivative contracts	635,320
Receivable for variation margin swaps	405,200
Receivable for capital shares	244,296
Cash held at other banks (cost $986,792)	986,785
Unrealized appreciation on forward currency contracts	42,860
Unrealized appreciation on OTC swap contracts	16,448
Premium paid OTC swap contracts	970

Total assets	280,577,855

LIABILITIES
Payable for securities purchased	75,251,504
Payable for capital shares	278,623
Payable for variation margin swaps	411,023
Cash due to broker (cost $4)	5
Management fee payable	97,704
Distribution fee payable	40,265
Other accrued expenses	67,074
Dividend payable	34,181
Payable for variation margin futures	672
Premium received swap contracts	927,919
Unrealized depreciation on forward currency contracts	440

Total liabilities	77,109,410

NET ASSETS	$203,468,445

NET ASSETS CONSISTS OF
Paid-in Capital	$190,912,636
Total distributable earnings (loss)	12,555,809

NET ASSETS	$203,468,445

NET ASSET VALUE PER SHARE

Investor Shares
Net assets	$150,853,040

Outstanding shares of beneficial interest	12,469,213

Net Asset Value And Offering Price Per Share*	$12.10

Institutional Shares
Net assets	$52,615,405

Outstanding shares of beneficial interest	4,379,244

Net Asset Value And Offering Price Per Share*	$12.01

* Redemption price is equal to net asset value less any applicable redemption fees retained by the Fund.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT BOND FUND

STATEMENT OF OPERATIONS

For the Six Months Ended January 31, 2021 (Unaudited)

INCOME
Interest income	$2,486,858

EXPENSES
Management fee	315,244
Administrative fee	246,193
Distribution fees – Investor Shares	185,170
Transfer agent fees – Investor Shares	109,358
Transfer agent fees – Institutional Shares	386
Custody and Accounting fees	71,013
Professional fees	32,528
Registration fees – Investor Shares	8,830
Registration fees – Institutional Shares	14,301
Miscellaneous	20,688
Shareholder Communication fees	16,114
Shareholder Service fees – Investor Shares	5,328
Shareholder Service fees – Institutional Shares	47
Trustees fees	4,663

Total expenses	1,029,863
Fees waived and expenses reimbursed	(246,647)

Net expenses	783,216

NET INVESTMENT INCOME (LOSS)	1,703,642

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY
NET REALIZED GAIN (LOSS) FROM:
Investments	1,963,346
Swap contracts	(353,726)
Futures contracts	(79,754)
Foreign currency	(9,692)
Forward contracts	(196,614)

Net realized gain (loss)	1,323,560

NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) FROM:
Investments	(1,819,088)
Swap contracts	360,048
Futures contracts	78,104
Forward contracts	143,013
Translation of assets and liabilities in foreign currencies	(15,016)

Net change in unrealized appreciation (depreciation)	(1,252,939)

NET REALIZED AND UNREALIZED GAIN (LOSS)	70,621

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,774,263

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2021 (unaudited)	Year Ended July 31, 2020
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$1,703,642	$3,258,681
Net realized gain (loss)	1,323,560	7,280,305
Net change in unrealized appreciation (depreciation)	(1,252,939)	8,194,990

Net Increase (Decrease) in Net Assets Resulting from Operations	1,774,263	18,733,976

DISTRIBUTIONS TO SHAREHOLDERS
Investor Shares	(5,925,213)	(2,521,089)
Institutional Shares	(2,127,046)	(903,512)

Net Decrease in Net Assets from Distributions	(8,052,259)	(3,424,601)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	27,403,329	40,899,419
Net asset value of shares issued in reinvestment of distributions and dividends	7,094,251	2,918,086
Payments for shares redeemed	(14,668,728)	(27,333,533)
Redemption fees	114	3,948

Net Increase (Decrease) in Net Assets from Capital Share Transactions	19,828,966	16,487,920

Total Increase (Decrease) in Net Assets	13,550,970	31,797,295

NET ASSETS
Beginning of period	$189,917,475	$158,120,180

End of period	$203,468,445	$189,917,475

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT BOND FUND — INVESTOR SHARES

FINANCIAL HIGHLIGHTS

	Six Months Ended January 31, 2021 (unaudited)		Year Ended July 31,
			2020		2019		2018		2017		2016
For a share outstanding for the period:
Net asset value, beginning of period	$12.49		$ 11.46		$10.92		$11.26		$11.60		$11.16

Income from investment operations:
Net investment income (loss)	0.11		0.22		0.28		0.26		0.23		0.24
Net realized and unrealized gain (loss) on investments	-		1.04		0.55		(0.33)		(0.29)		0.50

Total Income (loss) From Investment Operations	0.11		1.26		0.83		(0.07)		(0.06)		0.74

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.10)		(0.23)		(0.27)		(0.26)		(0.23)		(0.24)
Distributions to shareholders from net realized gain	(0.40)		-		-		(0.01)		(0.05)		(0.06)
Tax return of capital [1]	-		-		(0.02)		-		(0.00)	[2]	-

Total Distributions	(0.50)		(0.23)		(0.29)		(0.27)		(0.28)		(0.30)

Redemption fee proceeds [1]	0.00	[2]	0.00	[2]	0.00	[2]	0.00	[2]	0.00	[2]	0.00	[2]

Net asset value, end of period	$12.10		$ 12.49		$11.46		$10.92		$11.26		$11.60

Total return [3]	0.87%		11.09%		7.77%		-0.74%		-0.32%		6.73%
Portfolio turnover	191%		469%		319%		326%		386%		297%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$151		$ 144		$ 121		$ 144		$ 143		$ 144
Ratio of expenses to average net assets	0.87%	[4]	0.86%	[4,5]	0.87%	[4,5]	0.87%	[4]	0.93%	[4]	0.93%	[4]
Ratio of gross expenses to average net assets	1.14%		1.15%		1.20%		1.14%		1.16%		1.19%
Ratio of net investment income (loss) to average net assets	1.66%		1.84%		2.55%		2.37%		2.06%		2.13%

1 Based on average shares outstanding.

2 Amount represents less than $0.005 per share.

3 Not annualized for periods less than one year.

4 Reflects a waiver of fees by the Manager and the Distributor of the Fund.

5 Ratio of expenses to average net assets includes transfer agent credits. Excluding transfer agent credits the ratio of expenses to average net assets would have been 0.87% for the year ended July 31, 2019 and 0.86% for the year ended July 31, 2020.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT BOND FUND — INSTITUTIONAL SHARES

FINANCIAL HIGHLIGHTS

	Six Months Ended January 31, 2021 (unaudited)		Year Ended July 31,
			2020		2019		2018		2017		2016
For a share outstanding for the period:
Net asset value, beginning of period	$12.41		$ 11.38		$10.89		$11.23		$11.57		$11.14

Income from investment operations:
Net investment income (loss)	0.13		0.25		0.33		0.30		0.27		0.27
Net realized and unrealized gain (loss) on investments	(0.01)		1.04		0.53		(0.34)		(0.29)		0.49

Total Income (loss) From Investment Operations	0.12		1.29		0.86		(0.04)		(0.02)		0.76

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.12)		(0.26)		(0.34)		(0.29)		(0.27)		(0.27)
Distributions to shareholders from net realized gain	(0.40)		—		—		(0.01)		(0.05)		(0.06)
Tax return of capital [1]	—		—		(0.03)		—		(0.00)	[2]	—

Total Distributions	(0.52)		(0.26)		(0.37)		(0.30)		(0.32)		(0.33)

Redemption fee proceeds [1]	0.00	[2]	0.00	[2]	0.00	[2]	0.00	[2]	0.00	[2]	0.00	[2]

Net asset value, end of period	$12.01		$ 12.41		$11.38		$10.89		$11.23		$11.57

Total return [3]	0.93%		11.49%		8.06%		-0.36%		-0.13%		6.96%
Portfolio turnover	191%		469%		319%		326%		386%		297%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$53		$ 46		$ 37		$13		$ 6		$ 3
Ratio of expenses to average net assets	0.57%	[4]	0.56%	[4,5]	0.57%	[4],5	0.57%	[4]	0.62%	[4]	0.63%	[4]
Ratio of gross expenses to average net assets	0.77%		0.74%		0.84%		1.03%		1.02%		1.22%
Ratio of net investment income (loss) to average net assets	1.95%		2.13%		2.84%		2.67%		2.38%		2.46%

1 Based on average shares outstanding.

2 Amount represents less than $0.005 per share.

3 Not annualized for periods less than one year.

4 Reflects a waiver of fees by the Manager of the Fund.

5 Ratio of expenses to average net assets includes transfer agent credits. Excluding transfer agent credits the ratio of expenses to average net assets would have been 0.57% for the year ended July 31, 2019 and 0.56% for the year ended July 31, 2020.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT BOND FUND

NOTES TO FINANCIAL STATEMENTS

January 31, 2021 (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Domini Impact Bond Fund (the “Fund”) is a series of the Domini Investment Trust. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946 “Financial Services — Investment Companies”.

The Fund offers Investor Shares, Institutional Shares and Class Y shares. Institutional shares and Class Y shares were not offered prior to November 30, 2011, and June 15, 2018, respectively. As of January 31, 2021, the Class Y shares of the Bond Fund had not yet commenced operations. Each class of shares is sold at its offering price, which is net asset value.

The Institutional shares may only be purchased by or for the benefit of investors that meet the minimum investment requirements, and fall within the following categories: endowments, foundations, religious organizations and other nonprofit entities, individuals, retirement plan sponsors, family office clients, certain corporate or similar institutions, or omnibus accounts maintained by financial intermediaries and that are approved by the Fund’s Distributor.

Class Y shares may only be purchased through omnibus accounts held on the books of the Fund for financial intermediaries that have been approved by the Funds’ distributor. Each class of shares has identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets, and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and registration fees, directly attributable to that class. Institutional shares are not subject to distribution fees.

The Fund seeks to provide its shareholders with a high level of current income and total return by investing in bonds and other debt instruments that are consistent with the Fund’s social and environmental standards and the submanager’s security selection approach.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Fund’s significant accounting policies.

DOMINI IMPACT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2021 (Unaudited)

(A) Valuation of Investments. Bonds and other fixed-income securities (other than obligations with maturities of 60 days or less) are valued on the basis of valuations furnished by an independent pricing service, use of which has been approved by the Board of Trustees of the Fund. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations of sufficient credit quality (maturing in 60 days or less) are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Fund. Securities (other than short-term obligations with remaining maturities of 60 days or less) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Fund’s Board of Trustees.

The Fund follows a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the Fund’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, and evaluated quotation obtained from pricing services)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

DOMINI IMPACT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2021 (Unaudited)

The following is a summary of the inputs used, as of January 31, 2021, in valuing the Fund’s assets carried at fair value:

	Level 1- Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Assets:

Long Term Investments in Securities:
Mortgage Backed Securities	$-	$90,129,812	$-	$90,129,812
Corporate Bonds and Notes	-	70,721,853	-	70,721,853
Municipal Bonds	-	24,066,536	-	24,066,536
U.S. Government Agency Obligations	-	15,117,679	-	15,117,679
Senior Floating Rate Interests	-	8,824,739	-	8,824,739
Foreign Government & Agency Securities	-	7,365,624	-	7,365,624
Asset Backed Securities	-	1,108,863	-	1,108,863
Certificates of Deposit	-	514,656	-	514,656

Total Long Term Investments	$-	$217,849,762	$-	$217,849,762

Short Term Investments in Securities:
U.S. Government Agency Obligations	-	29,999,513	-	29,999,513

Total Short Term Investments	$-	$29,999,513	$–	$29,999,513

Total Investment in Securities	$–	$247,849,275	$–	$247,849,275

Other Financial Instruments:
Forward Currency Contracts	-	42,860	-	42,860
Credit Default Swap - CCP	–	7,960	–	7,960
Interest Rate Swap - CCP	–	369,282	-	369,282
Total Return Swap - OTC	–	16,448	–	16,448

Total Other Financial Instruments	$–	$436,550	$–	$436,550

Liabilities:

Other Financial Instruments:
Forward Currency Contracts	–	(440)	-	(440)
Futures	-	(681)	-	(681)
Interest Rate Swap - CCP	–	(362,928)	-	(362,928)

Total Other Financial Instruments	$–	$(364,049)	$–	$(364,049)

DOMINI IMPACT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2021 (Unaudited)

(B) Foreign Currency Translation. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities, and income and expense items denominated in foreign currencies, are translated into U.S. dollar amounts on the respective dates of such transactions. Occasionally, events impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board of Trustees. The Funds do not separately report the effect of fluctuations in foreign exchange rates from changes in market prices on securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in fair value of assets and liabilities other than investments in securities held at the end of the reporting period, resulting from changes in exchange rates.

(C) Foreign Currency Contracts. When the Funds purchase or sell foreign securities they enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed-upon exchange rate on a specified date. The Fund had $121,059 in outstanding open foreign currency spot contracts as of January 31, 2021.

(D) Securities Purchased on a When-Issued or Delayed Delivery Basis. The Fund may invest in when-issued or delayed delivery securities where the price of the security is fixed at the time of the commitment but delivery and payment take place beyond customary settlement time. These securities are subject to market fluctuation, and no interest accrues on the security to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued or delayed delivery basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may be higher than those obtained in the transaction, which could result in an unrealized loss at the time of delivery. The Fund establishes a segregated account consisting of liquid securities equal to the amount of the commitments to purchase securities on such basis.

DOMINI IMPACT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2021 (Unaudited)

(E) TBA Purchase and Forward Sale Commitments. The Fund may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves and involve a risk of loss if the value of the security to be purchase or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Fund’s other assets.

(F) Derivative Financial Instruments. The Fund may invest in derivatives in order to hedge market risks, or to seek to increase the Fund’s income or gain. Derivatives in certain circumstances may require that the Fund segregate cash or other liquid assets to the extent the Fund’s obligations are not otherwise covered through ownership of the underlying security, financial instrument, or currency. Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity, and the risk that the use of derivatives could result in greater losses than if it had not been used. Some derivative transactions, including options, swaps, forward contracts, and options on foreign currencies, are entered into directly by the counterparties or through financial institutions acting as market makers (OTC derivatives), rather than being traded on exchanges or in markets registered with the Commodity Futures Trading Commission or the SEC.

(G) Option Contracts. The Fund may purchase or write option contracts primarily to manage and/or gain exposure to interest rate, foreign exchange rate and credit risk. An option is a contract entitling the holder to purchase or sell a specific number of shares or units of an asset or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss. The Fund had no purchased option contracts outstanding as of January 31, 2021.

(H) Futures Contracts. The Fund may purchase and sell futures contracts based on various securities, securities indexes, and other financial instruments and indexes. The Fund intends to use futures contracts for hedging purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specified security or financial instrument at a specified future time and at a specified price. When the Fund purchases or sells a futures contract, the Fund must allocate certain of its assets

DOMINI IMPACT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2021 (Unaudited)

as an initial deposit on the contract. The futures contract is marked to market daily thereafter, and the Fund may be required to pay or entitled to receive additional “variation margin,” based on decrease or increase in the value of the futures contract. Future contracts outstanding at January 31, 2021 are listed in the Fund’s Portfolio of Investments.

(I) Forward Currency Contracts. The Fund may enter into forward currency contracts with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value or to generate income or gain. These contracts are used to hedge foreign exchange risk and to gain exposure on currency. The U.S. dollar value of forward currency contracts is determined using current forward exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The Fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Fund is unable to enter into a closing position. Risk may exceed amounts recognized on the Statement of Assets and Liabilities. Forward currency contracts outstanding at January 31, 2021 are listed in the Fund’s Portfolio of Investments.

(J) Interest Rate Swap Contracts. The Fund may enter into interest rate swap contracts to hedge interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change on an OTC interest rate swap is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. Daily fluctuations in the value of centrally cleared interest rate swaps are settled though a central clearing agent and are recorded in variation margin on the Statement of Assets and Liabilities and recorded as unrealized gain or loss. OTC and centrally cleared interest rate swap contracts outstanding at January 31, 2021, are listed in the Fund’s Portfolio of Investments.

(K) Credit Default Swap Contracts. The Fund may enter into credit default swap contracts primarily to manage and/or gain exposure to credit risk. A credit default swap is an agreement between the fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. These

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NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2021 (Unaudited)

agreements may be privately negotiated in the over-the-counter market (“OTC credit default swaps”) or may be executed in a multilateral trade facility platform, such as a registered exchange (“centrally cleared credit default swaps”). The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, or a tranche of a credit index. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. For centrally cleared credit default swaps, required initial margins are pledged by the fund, and the daily change in fair value is accounted for as a variation margin payable or receivable on the Statements of Assets and Liabilities. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Payments received or paid to initiate a credit default swap contract are reflected on the Statements of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments are amortized over the term of the contract as a realized gain or loss on the Statements of Operations. OTC and centrally cleared credit default swap contracts outstanding at January 31, 2021 are listed in the Fund’s Portfolio of Investments.

(L) Total Return Swap Contracts. The Fund may enter into total return swaps to obtain investment exposures that are expected to correlate closely with the Index or a portion of the Index. Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments on the total return (coupon plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The Fund is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

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January 31, 2021 (Unaudited)

(M) Master Agreements. The Fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the Fund’s portfolio. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Fund’s portfolio. Collateral can be in the form of cash or other marketable securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA Master Agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

In a centrally cleared swap, while the Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to counterparty risk. The Fund is still exposed to the counterparty risk through the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to its participants through the use of mandatory margin requirements, daily cash settlements and other procedures. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

(N) Investment Transactions, Investment Income, and Dividends to Shareholders. Investment transactions are accounted for on trade date. Realized

DOMINI IMPACT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2021 (Unaudited)

gains and losses from security transactions are determined on the basis of identified cost. Interest income is recorded on an accrual basis. The Fund earns income daily, net of Fund expenses. Paydown gains and losses are recorded as an adjustment to interest income. Dividends to shareholders are usually declared daily and paid monthly from net investment income. Distributions to shareholders of realized capital gains, if any, are made annually. Distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations.

(O) Federal Taxes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including net realized gains, if any, within the prescribed time periods.

Accordingly, no provision for federal income or excise tax is deemed necessary. As of January 31, 2021, tax years 2017 through 2020 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America, the Commonwealth of Massachusetts, and New York State.

(P) Redemption Fees. Redemptions and exchanges of Fund shares held less than 30 days may be subject to the Fund’s redemption fee, which is 2% of the amount redeemed. The fee is imposed to offset transaction costs and other expenses associated with short-term investing. The fee may be waived in certain circumstances at the discretion of the Fund. Such fees are retained by the Fund and are recorded as an adjustment to paid-in capital.

(Q) Other. Income, expenses (other than those attributable to a specific class), gains, and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

(R) Transfer Agent Credits. Per the arrangement with the Fund’s former transfer agent, BNY Mellon Investment Servicing (U.S.) Inc., prior to June 22, 2020, the Fund had arrangements whereby it received earnings credits when positive cash balances were maintained, which were used to offset transfer agent fees.

(S) Indemnification. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities

DOMINI IMPACT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2021 (Unaudited)

arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

2. TRANSACTIONS WITH AFFILIATES

(A) Manager/Administrator. The Fund has retained Domini Impact Investments LLC (Domini) to serve as investment manager and administrator. The services provided by Domini consist of investment supervisory services, overall operational support, and administrative services, including the provision of general office facilities and supervising the overall administration of the Fund. For its services under the Management Agreement, Domini receives from the Fund a fee accrued daily and paid monthly at the annual rate of the Fund’s average daily net assets before any fee waivers of 0.33% of the first $50 million of net assets managed, 0.32% of the next $50 million of net assets managed, and 0.315% of next assets managed in excess of $100 million.

For its services under the Administration Agreement, Domini receives from the Fund a fee accrued daily and paid monthly at an annual rate equal to 0.25% of the Fund’s average daily net assets.

Effective November 30, 2020, Domini has contractually agreed to reduce its fees and/or reimburse certain ordinary operating expenses (excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses) in order to limit Investor, Institutional, and Class Y share expenses to 0.87%, 0.57%, and 0.65%, respectively, until November 30, 2021, absent an earlier modification by the Board of Trustees which oversee the Fund. For the six months ended January 31, 2021, Domini reimbursed expenses totaling $154,042.

As of January 31, 2021, Domini owned less than 1% of any class of the outstanding Shares of the Fund.

(B) Submanager. Wellington Management Company LLP (Wellington), a Delaware limited liability partnership, provides investment management services to the Fund on a day-to-day basis pursuant to a submanagement agreement with Domini.

(C) Distributor. The Board of Trustees of the Fund has adopted a Distribution Plan in accordance with Rule 12b-1 under the Act. DSIL Investment Services

DOMINI IMPACT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2021 (Unaudited)

LLC, a wholly owned subsidiary of Domini (DSIL), acts as agent of the Fund in connection with the offering of shares of the Fund pursuant to a Distribution Agreement. Under the Distribution Plan, the Fund pays expenses incurred in connection with the sale of Investor shares and pays DSIL a distribution fee at an aggregate annual rate not to exceed 0.25% of the average daily net assets representing the Investor shares. For the six months ended January 31, 2021, fees waived by the Investor shares totaled $92,558.

(D) Shareholder Service Agent. The Trust has retained Domini to provide certain shareholder services to the Fund and its shareholders, which services were previously provided by the former transfer agent for the Fund or another fulfillment and mail service provider and are supplemental to services currently provided by Ultimus Fund Soultions, LLC (“Ultimus”), as transfer agent to the Fund, pursuant to a master services agreement between the Fund and Ultimus. For these services, Domini receives a fee from the Fund paid monthly at an annual rate of $4.00 per active account. For the six months ended January 31, 2021, Domini waived fees as follows:

FEES WAIVED

Domini Impact Bond Fund Investor Shares	$–
Domini Impact Bond Fund Institutional Shares	47

(E) Trustees and Officers. Each of the Independent Trustees received an annual retainer for serving as a Trustee of the Trust of $28,000. The Lead Independent Trustee and Chair of the Audit Committee receive an additional chairperson fee of $5,000. Each Independent Trustee also receives $2,500 for attendance at each meeting of the Board of the Trust (reduced to $1,000 in the event that a Trustee participates at an in-person meeting by telephone). In addition, each Trustee receives reimbursement for reasonable expenses incurred in attending meetings. These expenses are allocated on a pro-rata basis to each shares class of a Fund according to their respective net assets.

As of January 31, 2021, all Trustees and officers of the Trust as a group owned less than 1% of the Fund’s outstanding shares.

3. INVESTMENT TRANSACTIONS

For the six months ended January 31, 2021, cost of purchase and proceeds from sales of investments other than short-term obligations were as follows:

	PURCHASES	SALES
U.S. Government Securities	$390,159,437	$398,234,539
Investments in Securities	22,524,367	18,542,238

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NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2021 (Unaudited)

4. SHARES OF BENEFICIAL INTEREST

At January 31, 2021, there was an unlimited number of shares authorized ($0.00001 par value). Transactions in the Funds’ shares were as follows:

	Six Months Ended January 31, 2021 (unaudited)		Year Ended July 31, 2020
	Shares	Amount	Shares	Amount

Investor Shares
Shares sold	1,307,913	$16,092,251	2,510,484	$29,633,328
Shares issued in reinvestment of dividends and distributions	472,733	5,739,519	205,156	2,438,618
Shares redeemed	(856,650)	(10,527,099)	(1,731,485)	(20,462,811)
Redemption fees	–	113	–	3,893

Net increase	923,996	$11,304,784	984,155	$11,613,028

Institutional Shares
Shares sold	923,757	$11,311,078	960,080	$11,266,091
Shares issued in reinvestment of dividends and distributions	112,334	1,354,732	40,554	479,468
Shares redeemed	(339,304)	(4,141,629)	(581,293)	(6,870,722)
Redemption fees	–	1	–	55

Net increase	696,787	$8,524,182	419,341	$4,874,892

Total
Shares sold	2,231,670	$27,403,329	3,470,564	$40,899,419
Shares issued in reinvestment of dividends and distributions	585,067	7,094,251	245,710	2,918,086
Shares redeemed	(1,195,954)	(14,668,728)	(2,312,778)	(27,333,533)
Redemption fees	–	114	–	3,948

Net increase	1,620,783	$19,828,966	1,403,496	$16,487,920

DOMINI IMPACT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2021 (Unaudited)

5. SUMMARY OF DERIVATIVE ACTIVITY

At January 31, 2021, the Fund’s investments in derivative contracts are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest Rate contracts	Receivable for Variation Margin swaps / Unrealized appreciation on OTC swap contracts/Net assets consist of - Total distributable earnings	413,688	Payable for Variation Margin swaps / Unrealized depreciation on OTC swap contracts/Net assets consist of - Total distributable earnings	$411,023

Credit contracts	Receivable for Variation Margin swaps / Unrealized appreciation on OTC swap contracts/Net assets consist of - Total distributable earnings	7,960	Receivable for Variation Margin swaps / Unrealized depreciation on OTC swap contracts/Net assets consist of - Total distributable earnings	-

Forward currency contracts	Unrealized appreciation on forward currency contracts/Net assets consist of -Total distributable earnings	42,860	Unrealized depreciation on forward currency contracts/Net assets consist of -Total distributable earnings	440

Futures contracts	Receivable for Variation margin futures/Net assets consist of -Total distributable earnings	—	Receivable for Variation margin futures/Net assets consist of -Total distributable earnings	672

Total		$464,508		$412,135

DOMINI IMPACT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2021 (Unaudited)

For the six months ended January 31, 2021, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Interest rate contracts	Net realized gain (loss) from swap contracts/ Net change in unrealized appreciation (depreciation) from swap contracts	(320,177)	$354,290

Credit contracts	Net realized gain (loss) from swap contracts/ Net change in unrealized appreciation (depreciation) from swap contracts	(33,549)	5,758

Forward currency contracts	Net realized gain (loss) from forward contracts/ Net change in unrealized appreciation (depreciation) from forward contracts	(196,614)	143,013

Futures contracts	Net realized gain (loss) from future contracts/ Net change in unrealized appreciation (depreciation) from future contracts	(79,754)	78,104

Total		$(630,094)	$581,165

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the six months ended January 31, 2021, which are indicative of the volume of these derivative types, were approximately as follows

Futures contracts (notional)	$7,071,853
Forward currency contracts (contract amount)	$4,575,064
OTC interest rate swap contracts (notional)	$5,030,000
Centrally cleared interest rate swap contracts (notional)	$35,483,645
Centrally cleared credit default contracts (notional)	$1,889,536

DOMINI IMPACT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2021 (Unaudited)

6. FEDERAL TAX STATUS

The tax basis of the components of net assets at July 31, 2020, is as follows:

Undistributed Ordinary Income	$5,679,765
Undistributed capital gains	388,807
Unrealized appreciation/(depreciation)	12,805,230
Capital losses, other losses and other temporary differences	-

Distributable net earnings/(deficit)	$18,873,802

For federal income tax purposes, dividends paid were characterized as follows:

	Year Ended July 31,
	2020	2019

Ordinary income	$3,424,601	$3,741,895
Long-term capital gain	-	-
Return of capital	-	278,159

Total	$3,424,601	$4,020,054

The Fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for taxes on income, capital gains or unrealized appreciation on securities held or for excise tax on income and capital gains.

7. OTHER RISKS

The Fund’s risks include, but are not limited to, some or all of the risks discussed below:

Market Risk: The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, market disruptions caused by trade disputes or other factors, political developments, recessions, the spread of infectious illness or other public health issues, investor sentiment and other factors that may or may not be related to the issuer of the security or other asset. If the market values of the securities or other assets held by the Fund fall, including a complete loss on any individual security, the value of your investment will go down. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading or tariff arrangements, terrorism, natural disasters, global pandemics and other circumstances in one country or region could have profound impacts on global economies or

DOMINI IMPACT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

January 31, 2021 (Unaudited)

markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively affected.

Recent Events Risk: The illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time and may adversely affect the value and/or liquidity of the Fund’s investments. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support national economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

APPROVAL OF AMENDED AND RESTATED MANAGEMENT AGREEMENT AND SUBMANAGEMENT AGREEMENT WITH RESPECT TO THE DOMINI INTERNATIONAL OPPORTUNITIES FUND (UNAUDITED)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of those trustees who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Trustees”), consider and approve the fund’s investment management and submanagement agreements. At its meeting held on July 28, 2020, the Board of Trustees (“Board” or “Trustees”) of the Domini Investment Trust (the Trust”), including all of the Independent Trustees, voted to approve the: (i) the Amended and Restated Management Agreement with Domini Impact Investments LLC (“Domini”) for the Domini International Opportunities Fund (the “International Opportunities Fund” or “Fund’)(the “Management Agreement”) with Domini Impact Investments LLC (“Domini” or the “Adviser”), and (ii) the Submanagement Agreement between Domini and SSGA Funds Management, Inc., (“SSGA” or “Subadviser”) with respect to the International Opportunities Fund (the “Submanagement Agreement” and with the Management Agreement, the “Agreements”).

Prior to the July 28, 2020, meeting, the Board requested, received, and reviewed written responses from Domini and SSGA to questions posed to them on behalf of the Independent Trustees and supporting materials relating to those questions and responses. The Board considered both written and verbal information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the approval of the Agreements at the Board’s meeting on July 28, 2020. In addition, the Trustees also reviewed and discussed the proposal relating to the Fund at a special meeting held on June 24, 2020. Information provided to the Board at its meetings throughout the year included, among other things, reports on performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other service provided to other Domini Funds by SSGA and Domini and their affiliates.

The Board considered the Management Agreement and the Submanagement Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Adviser and Subadviser in providing services to the Fund.

Throughout the process, the Board had the opportunity to ask questions of and request additional information from Domini and SSGA. The Board was assisted by legal counsel for the Trust and the Independent Trustees were also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received memoranda from counsel to the Trust discussing the legal standards for their consideration of the Agreements. The Independent Trustees were advised by and met in executive sessions with their independent legal counsel at which no representatives of management were present to discuss the proposed continuation of the Agreements, including at meetings on July 27 and July 28, 2020.

In connection with the Board’s consideration of the approval of the Agreement with respect to the Fund, the Board received written materials in advance of the meeting, which included information regarding: (i) the nature, extent, and quality of services to be provided to the Fund by Domini and by SSGA; (ii) a description of Domini and SSGA’s proposed investment management and other personnel and their background and experience; (iii) an overview of Domini’s and SSGA’s operations and financial condition; (iv) a comparison of the Funds’ estimated advisory fee and overall expenses with those of comparable mutual funds selected by Strategic Insight, a third party provider of mutual fund data; (v) performance information for Domini’s comparably managed accounts; (vi) the anticipated level of profitability from Domini and SSGA’s relationships with respect to the Fund; (vii) a description of Domini’s and SSGA’s brokerage practices (including any soft dollar arrangements); and (viii) Domini’s and SSGA’s compliance policies and procedures, including policies and procedures for personal securities transactions and with respect to cybersecurity, business continuity and disaster recovery.

In reaching their determination to approve the Management Agreement and Submanagement Agreement with respect to the Fund, the Trustees reviewed and evaluated information and a variety of factors that they believed relevant and appropriate through the exercise of their reasonable business judgment. The Trustees’ determination to approve the Agreements was based on a comprehensive consideration of all written and verbal information provided to the Board about Domini and SSGA throughout the year and specifically with respect to the approval of such Agreements, as applicable. In this regard, in addition to the meeting at which approval of the Agreements was considered, the Trustees also reviewed and discussed the proposal relating to the Fund at a special meeting held on June 24, 2020.

APPROVAL OF THE MANAGEMENT AGREEMENT

The primary factors and the conclusions regarding the Management Agreement are described below. The Board did not identify any particular information or factor that was all-important or controlling, and each Trustee may have weighted certain factors differently. The Board noted that the evaluation process with respect to Domini and the Management Agreement is an ongoing one. In evaluating the Management Agreement, the Trustees also took into account their knowledge of Domini, its proposed services with respect to the Fund and the other Domini Funds resulting from their meetings and other information and interactions in past years. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry).

Nature, Quality, and Extent of Services to be Provided. The Trustees reviewed information and materials provided by Domini related to the Management Agreement, including the Management Agreement, Domini’s Form ADV, a description of the firm and its organizational and management structure, its operational history and its legal and regulatory history, the manner in which investment decisions are expected to be made and executed with respect to the Fund, the financial condition of Domini and its ability to provide the services required under the Management Agreement, an overview of the personnel that are expected to perform services for the Fund, and Domini’s compliance policies and procedures. The Board also considered Domini’s risk management processes and its policies and procedures with respect to cybersecurity, business continuity and disaster recovery. The Board considered Domini’s financial condition and operations during the COVID-19 pandemic and noted that there had been no material disruption of Domini’s services to the other Domini Funds.

The Trustees reviewed the terms of the Management Agreement and considered that, pursuant to the Management Agreement, Domini, subject to the direction of the Board, is responsible for providing advice and guidance with respect to the Fund and for managing the investment of the assets of the Fund, including by engaging and overseeing the activities of the Fund’s submanager. It was noted that Domini would apply its social and environmental standards to select the Fund’s investments and that SSGA Funds Management, Inc. (“SSGA”), the Fund’s submanager, would be responsible for purchasing and selling securities to implement Domini’s selections and manage the amount of the Fund’s assets to be held in short-term investments.

The Trustees considered the scope and the quality of the services to be provided by Domini to the Fund under the Management Agreement. They considered the professional experience, tenure, and qualifications of the investment management team and the other senior personnel at Domini who will be responsible for the management of the Fund, including the oversight of the Fund’s submanager. They also considered Domini’s capabilities and experience in the development and application of social and environmental investment standards and its reputation and leadership in the socially responsible investment community. The Trustees considered the information they had received from Domini concerning the professional experience of its research team. They noted that the senior members of Domini’s research team had years of experience in the development and application of social and environmental investment standards. The terms of the Management Agreement were also reviewed by the Trustees. In addition, they considered Domini’s compliance record. The Trustees also noted that, on a regular basis, they receive information from the Trust’s Chief Compliance Officer regarding Domini’s compliance policies and procedures, including its Code of Ethics. The Trustees took into account the scope of compliance services to be provided by Domini and the undertakings required of Domini in connection with those services.

They also considered the quality of Domini’s compliance oversight program with respect to the Fund’s service providers, including the Fund submanager. They also considered both the investment advisory services and the nature, quality and extent of the administrative and other non-advisory services, including shareholder servicing and distribution support services to be provided to the Fund and its shareholders by Domini and its affiliates. The Board also considered the significant risks Domini would assume in connection with the services to be provided to the Fund, including entrepreneurial risk and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to the Fund.

The Trustees noted that Domini will administer the Fund’s business and other affairs pursuant to the Management Agreement. It was noted that, among other things, Domini will provide the Fund with office space, administrative services and personnel as are necessary for operations, and that Domini will pay all of the compensation of the officers and the Trustees who are not Independent Trustees. The Trustees considered the quality of the administrative services Domini will provide to the Fund, including Domini’s role in coordinating and monitoring the activities of service providers. They noted that they were satisfied with the quality of the management and administrative services to be provided by Domini to the Fund, particularly Domini’s oversight of the Fund’s submanager and development and application of social and environmental investment standards.

Based on the foregoing, the Trustees concluded that the nature, quality and extent of services to be provided by Domini to the Fund under the Management Agreement were expected to be satisifactory.

Performance Information. The Trustees did not consider the Fund’s performance in approving the Management Agreement because the Fund has not commenced operations and does not have a performance history. The Trustees considered the investment performance of the Domini Impact International Equity Fund (“International Equity Fund”) another mutual fund managed by Domini that has a similar investment objective and primarily invests in mid- to large-cap international securities. The Trustees noted however, that the Fund and International Equity Fund utilize different subadvisers and public benchmarks, and that there are differences between each Fund’s investment process and strategies, as well as different portfolio managers. The Trustees concluded that they had confidence in Domini’s overall capability to manage the Fund.

Fees and Other Expenses. The Trustees considered the proposed management fees to be paid by the Fund to Domini, the proposed submanagement fees to be paid by Domini to the Fund’s submanager, the portion of the fees to be retained by Domini, and Domini’s contractual expense limitation arrangement with respect to the Fund.

The Trustees considered the information provided to them by Strategic Insight including data relating to the level of the Fund’s proposed management fee versus the aggregate management fee for the relevant Strategic Insight peer groups of SRI funds and compared the Fund’s total expense ratio, after giving effect to contractual fee waiver arrangements, to the total expense ratio of those peers. The Trustees also considered that Domini (and not the Funds) would pay the Fund’s submanager from its advisory fee.

Based on the information provided by Strategic Insight, the Trustees noted that the proposed aggregate management fees for the Fund’s Investor shares, after giving effect to Domini’s contractual fee waiver arrangement, were below the median aggregate management fees of its SRI peer group net of applicable waivers. They also considered that the total expense ratio of the Fund’s Investor shares, after giving effect to the contractual expense waivers, was above the median total expense ratio of the SRI peer group after waivers.

The Board took into account management’s discussion of the Fund’s anticipated expenses, including regarding the differences between the amount of those expenses and the expenses borne by the funds in the Fund’s expense peer group, as well as the impact of the size of the Domini fund complex on expenses relative to those of the other funds in the Fund’s peer group. The Board also noted management’s discussion of the management fee structure and considered that Domini would be waiving and/or reimbursing expenses for the Fund. The Board also took into account Domini’s discussion of the Fund’s proposed management fee as compared to other funds that Domini manages.

Based on the foregoing, the Trustees concluded that the proposed management fees payable by the Fund were fair and reasonable in relation to the nature and quality of services to be provided and supported approval of the Management Agreement.

Costs of Services Provided and Profitability. The Trustees reviewed information provided to them by Domini concerning the estimated costs to be borne by and profitability of Domini in respect of its management relationship with the Fund for the 2020 calendar year, along with a description of the methodology used by Domini in preparing the profitability information. The Trustees also noted that Domini would pay the submanagement fees for the Fund out of the management fees that it received from the Fund. The Trustees also considered that Domini would enter into an expense limitation arrangement with respect to the Fund. The Board also took into account the risks that Domini would assume as adviser including entrepreneurial, operational, reputational, litigation and regulatory risk. The Trustees concluded that they were satisfied that the estimated level of profitability of Domini and its affiliates with respect to the services to be provided to the Fund was not excessive in view of the nature, quality and extent of services to be provided.

Economies of Scale. The Trustees also considered whether economies of scale would be realized by Domini as the Fund’s assets increased and the extent to which such economies of scale were reflected in the proposed fees to be charged with respect to the Fund under the Management Agreement. The Trustees noted that there were breakpoints in the management fee schedule. The Trustees concluded that breakpoints were an effective way to share economies of scale and that this was a positive factor in support of the approval of the Management Agreement.

Other Benefits. The Trustees considered the other benefits that Domini and its affiliates would receive from their relationship with the Fund. The Trustees considered the brokerage practices of Domini and noted that, based on information provided to them, Domini would was not expected to receive the benefits of soft dollar commissions with respect to the Fund. The Trustees also considered the intangible benefits that may accrue to Domini and its affiliates by virtue of their relationship with the Fund. The Trustees concluded that the benefits to be received by Domini and its affiliates, as outlined above, were reasonable in the context of the relationship between Domini and the Fund, and supported the approval of the Management Agreement.

APPROVAL OF THE SUBMANAGEMENT AGREEMENT

The primary factors and the conclusions regarding the Submanagement Agreement are described below. The Trustees did not identify any particular information or factor that was all-important or controlling, and each Trustee may have weighted certain factors differently. The Trustees noted that the evaluation process with respect to SSGA and the Submanagement Agreement is an ongoing one. In evaluating the Submanagement Agreement, the Trustees took into account their knowledge of SSGA, its proposed services with respect to the Fund and the other Domini Funds resulting from their meetings and other information and interactions in past years. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry).

Nature, Quality, and Extent of Services to be Provided. The Trustees reviewed information and materials provided by SSGA related to the Submanagement Agreement, including the Submanagement Agreement, SSGA’s Form ADV, a description of the firm and its organizational and management structure, its operational history and its legal and regulatory history, the manner in which investment decisions are expected to be made and executed with respect to the Fund, the financial condition of SSGA and its ability to provide the services required under the Submanagement Agreement, an overview of the personnel that are expected to perform services for the

Fund, and SSGA’s compliance policies and procedures. The Board also considered SSGA’s risk management processes and its policies and procedures with respect to cybersecurity, business continuity and disaster recovery. The

Board considered SSGA’s financial condition and operations during the COVID-19 pandemic and noted that there had been no material disruption of SSGA’s services to the other Domini Funds for which SSGA provides submanagement services.

The Trustees reviewed the terms of the Submanagement Agreement and considered the scope and quality of the services to be provided by SSGA to the Fund under the Submanagement Agreement. The Trustees noted that pursuant to the Submanagement Agreement, Domini, subject to the direction of the Board, is responsible for providing advice and guidance with respect to the Fund and for managing the investment of the assets of the Fund, which it proposed to do by engaging and overseeing the activities of SSGA. It was noted that Domini would apply its social and environmental standards to select the Fund’s investments and that SSGA would be responsible for purchasing and selling securities to implement Domini’s selections and for managing the amount of the Fund’s assets to be held in short-term investments.

The Trustees then considered the professional experience, tenure, and qualifications of the proposed portfolio management team of the Fund and the other senior personnel at SSGA. They also reviewed SSGA’s compliance record. The Trustees also noted that, on a regular basis, it receives information from the Trust’s Chief Compliance Officer regarding SSGA’s compliance policies and procedures, including its Code of Ethics. The Trustees also received information with respect to SSGA’s brokerage policies and practices, including with respect to best execution and soft dollars. The terms of the Submanagement Agreement were also reviewed by the Trustees.

Based on the foregoing, the Trustees concluded that the nature, quality and extent of services to be provided by SSGA to the Fund under the Submanagement Agreement were expected to be satisfactory.

Performance Information. The Trustees did not consider the Fund’s performance in approving the Submanagement Agreement because the Fund has not commenced operations and does not have a performance history. The Trustees also noted that SSGA did not advise a comparable fund.

Fees and Other Expenses. The Trustees then considered the proposed submanagement fees to be paid by Domini to SSGA under the Submanagement Agreement. The Trustees noted that the Submanagement Agreement had been negotiated at arms-length between Domini and SSGA. The Trustees also compared SSGA’s proposed fee with respect to the Fund against the submanagement fees paid by another Domini Fund submanaged by SSGA under a similar submanagement structure and took into account the different investment strategies of each Fund. The Trustees also noted the comparative sub-advisory fee information, as available, in the report provided by Strategic Insight with respect to the Fund. The Trustees noted that Domini (and not the

Fund) would pay SSGA from its management fee and that they had reviewed the proposed management fee and comparative fee information in connection with their consideration of the Management Agreement.

The Trustees determined, based on the nature and quality of the services to be provided by SSGA, and in light of the preceding factors, that the fees to be paid by Domini to SSGA with respect to the Fund were fair and reasonable in relation to the nature and quality of services provided and supported approval of the Submanagement Agreement.

Costs of Services Provided and Profitability. Among other information, the Trustees reviewed SSGA’s financial statements. The Trustees concluded that they were satisfied that the estimated level of profitability of SSGA with respect to services provided to the Fund was not excessive. However, the Board also took into account that the Submanagement Agreement was negotiated on an arms-length basis and that Domini, and not the Fund, would pay the cost of the submanagement fees to be paid to SSGA and that, therefore, the costs of the services to be provided and the profitability to be realized by SSGA was not a material factor in the Board consideration.

Economies of Scale. The Trustees also considered whether economies of scale would be realized by SSGA as the assets in the Fund increased and the extent to which economies of scale were reflected in the proposed fees to be charged under the Submanagement Agreement. The Trustees noted that the submanagement fees would be paid by Domini and not the Fund. However, the Trustees noted the breakpoints in fees payable under the Submanagement Agreement, as well as breakpoints in the fees payable to Domini under the Management Agreement for the Fund, and concluded that such breakpoints were an effective way to share economies of scale with shareholders as the assets in the Fund grew and supported the approval of the Submanagement Agreement.

Other Benefits. The Trustees considered the other benefits that SSGA and its affiliates received from their relationship with the Fund. They considered that SSGA’s affiliate, State Street Bank & Trust Company, provides custody, fund accounting and administration serivces to the Domini Funds, including the Fund. The Trustees also considered the brokerage practices of SSGA including its use of soft dollar arrangements. In addition, the Trustees considered the intangible benefits that may accrue to SSGA and its affiliates by virtue of their relationship with the Fund.

The Trustees concluded that the benefits to be received by SSGA and its affiliates, as noted above, were reasonable in the context of the relationship between SSGA and the Fund and supported the approval of the Submanagement Agreement.

* * * * * *

Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that approval of the Management Agreement and the Submanagement Agreement would be in the best interest of the Fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Management Agreement and Submanagement Agreement.

PROXY VOTING INFORMATION

The Domini Funds have established Proxy Voting Policies and Procedures that the Funds use to determine how to vote proxies relating to portfolio securities. The Domini Funds’ Proxy Voting Policies and Procedures are available, free of charge, by calling 1-800-762-6814, by visiting domini.com/proxyvoting, or by visiting the EDGAR database on the Securities and Exchange Commission’s (SEC) website at sec.gov. All proxy votes cast for the Domini Funds are posted to Domini’s website on an ongoing basis over the course of the year. An annual record of all proxy votes cast for the Funds during the most recent 12-month period ended June 30 can be obtained, free of charge, at domini.com, and on the EDGAR database on the SEC’s website at sec.gov.

QUARTERLY PORTFOLIO SCHEDULE INFORMATION

The Domini Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Port EX. The Domini Funds’ Forms NPORT-EX are available on the EDGAR database on the SEC’s website at sec.gov. These Forms may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on is also available to be viewed at domini.com.

DOMINI FUNDS

P.O. Box 46707
Cincinnati, OH 45246-0707
1-800-582-6757
domini.com

Investment Manager, Sponsor, and Distributor:
Domini Impact Investments LLC (Investment Manager and Sponsor)
DSIL Investment Services LLC (Distributor)
180 Maiden Lane, Suite 1302
New York, NY 10038-4925

Investment Submanagers:
Domini Impact Equity Fund
Domini International Opportunities Fund
Domini Sustainable Solutions Fund
SSGA Funds Management, Inc.
1 Iron Street
Boston, MA 02210

Domini Impact International Equity Fund
Domini Impact Bond Fund
Wellington Management Company LLP
280 Congress Street
Boston, MA 02210

Transfer Agent:
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

Custodian:
State Street Bank and Trust Company
100 Summer Street
Boston, MA 02210

Independent Registered Public Accounting Firm:
KPMG LLP
Two Financial Center
60 South Street
Boston, MA 02111

Legal Counsel:
Morgan, Lewis & Bockius LLP
One Federal Street
Boston, MA 02110

Domini

Domini Funds
P.O. Box 46707 | Cincinnati, OH 45246-0707
1-800-582-6757 | domini.com | @DominiFunds

Domini Impact Equity Fund[SM]
Investor Shares: CUSIP 257132100 | DSEFX
Institutional Shares: CUSIP 257132852 | DIEQX
Class Y Shares: CUSIP 257132308 | DSFRX
Class A Shares: CUSIP 257132860 | DSEPX

Domini International Opportunities Fund[SM]
Investor Shares: CUSIP 257132753 | RISEX
Institutional Shares: CUSIP 257132746 | LEADX

Domini Sustainable Solutions Fund[SM]
Investor Shares: 257132761 | CAREX
Institutional Shares: 257132779 | LIFEX

Domini Impact International Equity Fund[SM]
Investor Shares: CUSIP 257132704 | DOMIX
Institutional Shares: CUSIP 257132811 | DOMOX
Class Y Shares: CUSIP 257132787 | DOMYX
Class A Shares: CUSIP 257132886 | DOMAX

Domini Impact Bond Fund[SM]
Investor Shares: CUSIP 257132209 | DSBFX
Institutional Shares: CUSIP 257132829 | DSBIX
Class Y Shares: CUSIP 257132795 | DSBYX

Presorted Standard
U.S.Postage
PAID
Lancaster, PA
Permit No.1793

FSC
www.fsc.org
MIX
Paper from responsible sources
FSC® C132107

Item 2.	Code of Ethics.

(a) Not applicable to a semi-annual report.

(c) Not applicable.

(d) Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable to a semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to a semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.	Schedule of Investments.

(a) The Schedule of Investments is included as part of the report to stockholders filed under Item 1.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may submit recommendations for nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) Within 90 days prior to the filing of this report on Form N-CSR, Carole M. Laible, the registrant’s President and Principal Executive Officer, and Christina M. Povall, the registrant’s Treasurer and Principal Financial Officer, reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) of the Investment Company Act of 1940) and evaluated their effectiveness. Based on their evaluation, Ms. Laible and Ms. Povall determined that the disclosure controls and procedures adequately ensure that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods required by the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant

Item 13. Exhibits.

(a)(1) Not applicable to a semi-annual report.

(a)(2) Separate certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 for each principal executive officer and principal financial officer of the registrant are filed herewith.

(b) A single certification required by Rule 30a-2(b) under the Investment Company Act of 1940, Rule 13a-14b or Rule 15d-14(b) under the Securities Exchange Act of 1934, and Section 1350 of Chapter 63 of Title 18 of the United States Code for the chief executive officer and the chief financial officer of the registrant is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DOMINI INVESTMENT TRUST

By:	/s/ Carole M. Laible
Carole M. Laible
President

Date: April 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Carole M. Laible
Carole M. Laible
President (Principal Executive Officer)

Date: April 8, 2021

By:	/s/ Christina M. Povall
Christina M. Povall
Treasurer (Principal Financial Officer)

Date: April 8, 2021